                              1995 ANNUAL REPORT
                              ------------------









                              [ART APPEARS HERE]







       NEW
[LOGO] YORK
       LIFE  The Company You Keep

NEW YORK LIFE MFA SERIES FUND, INC.


Officers and Directors

  RICHARD M. KERNAN, JR., Chairman, Chief Executive Officer and Director

  ANNE F. POLLACK, President, Chief Administrative Officer and Director

  MICHAEL J. DRABB, Director

  JILL FEINBERG, Director

  DANIEL HERRICK, Director

  ROBERT D. ROCK, Director and Vice President

  ROMAN L. WEIL, Director

  RICHARD W. ZUCCARO, Tax Vice President

  ANTHONY W. POLIS, Treasurer

  A. THOMAS SMITH III, Secretary

  MARC J. CHALFIN, Controller


Investment Advisers

  MacKay-Shields Financial Corporation

  Monitor Capital Advisors, Inc.

  New York Life Insurance Company


Administrator

  New York Life Insurance and Annuity Corporation


Custodians

  The Bank of New York

  Chemical Bank


Independent Accountants

  Price Waterhouse LLP


Legal Counsel

  Jorden Burt Berenson & Johnson LLP

             2 ..................... President's Letter
             4 ..................... MacKay-Shields Financial Corporation Adviser's Report
             5 ..................... New York Life Insurance Company Adviser's Report
             6 ..................... Portfolio Managers' Comments

                                     LIFESTAGES(SM) SEPARATE ACCOUNT
                                    (NON-QUALIFIED AND TAX-QUALIFIED POLICIES)

            16 .................... Statement of Assets and Liabilities
            18 .................... Statement of Operations
            20 .................... Statement of Changes in Total Equity
            22 .................... Notes to Financial Statements
            34 .................... Report of Independent Accountants


                                    NEW YORK LIFE MFA SERIES FUND, INC.
[ART]
            36 .................... Chairman's Letter
            37 .................... Capital Appreciation Portfolio
            41 .................... Cash Management Portfolio
            45 .................... Government Portfolio
            48 .................... High Yield Corporate Bond Portfolio
            53 .................... International Equity Portfolio
            63 .................... Total Return Portfolio
            69 .................... Value Portfolio
            73 .................... Bond Portfolio
            77 .................... Growth Equity Portfolio
            82 .................... Indexed Equity Portfolio
            92 .................... Notes to Financial Statements
            102 ................... Report of Independent Accountants

--------------------
THE OWNERS
--------------------
OF LIFESTAGES(SM)
--------------------
POLICIES:
--------------------


WELCOME, LIFESTAGES(SM) POLICYOWNERS!
I AM PLEASED TO PRESENT THE FIRST
ANNUAL REPORT FOR LIFESTAGES(SM)
AND THE MFA SERIES FUND, INC.
FOR THE YEAR ENDED DECEMBER 31, 1995.

  This annual report contains performance information, financial statements, notes and highlights, and other pertinent data for each of the MFA Series Fund, Inc. portfolios available in LifeStages(SM). You will also find, from each portfolio manager, a discussion of portfolio performance relative to the financial markets and economic conditions. A separate Annual Report relating to the Acacia Fund portfolio, which is available in LifeStages(SM) as the Responsibly Invested Balanced Portfolio, has also been provided.

  To help put the year in perspective, following is a brief overview of the financial markets in 1995.

Financial Markets Review

  By any measure, 1995 has been a terrific year for the stock market. The Dow Jones Industrial Average passed both the 4000 and 5000 milestones and ended the year at 5117. The Standard & Poor's 500 Composite Stock Price Index*, also had a record breaking year, passing 500 and then exceeding 600, and at the end of the year was at 616. This growth can also be seen in the performance of some of the underlying MFA Equity Funds in LifeStages(SM) (Capital Appreciation, Growth Equity and Indexed Equity) which posted increases between 29.2% and 36.9%.

* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The New York Life MFA Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. Stock Market.

Falling interest rates had a positive effect on the bond market, as bond prices rose and interest rates fell throughout the year. The benchmark 30-year Treasury Bond dropped almost two percentage points over the past twelve months, closing at 5.95% by year end. Consumers certainly took advantage of the declining interest rate environment. With lower rates, more people decided to refinance their mortgages and purchase automobiles. Investments in stocks, mutual funds and variable annuities, which generally flourish in this type of market, did especially well in 1995. The underlying MFA Bond Funds in LifeStagesSM increased 16.7% for the Government Fund and 18.3% for the Bond Fund.


Outlook for 1996

Of course, no one knows if this strong upward trend in the markets will continue. Few economists expected the markets to perform this well in 1995, and looking ahead is always uncertain. Several factors are likely to influence performance in 1996.

Politics will certainly play a major role in 1996. With the Republicans in control of Congress, balancing the Federal budget and the upcoming Presidential election, fundamental changes in the economy appear imminent. This might be the year where many entitlement programs, including welfare, social security, Medicaid and Medicare, may see dramatic changes.

Given the current state of the economy, many economists expect long term interest rates to remain low in 1996. This might cause increases in demand for both housing and commercial real estate. In addition, if corporate earnings continue to grow and long term interest rates continue to decline, stocks may continue to rise, causing variable annuities to become an even more attractive investment.

Variable Annuities in 1996

During 1996 the 76 million baby boomers will start turning fifty years old. It is likely that as they get older, their priorities will shift towards developing a means to secure a comfortable retirement and therefore, we may see an increase in personal savings in the United States. The combination of asset accumulation and tax deferral, along with other product features, make variable annuities an especially attractive retirement vehicle.

New York Life Insurance and Annuity Corporation received almost $350 million in total variable annuity premiums in 1995. This was a 23% increase above the amount received in 1994 and double the amount that was received in 1993! We expect this trend to continue throughout 1996, as more clients become aware of the benefits of variable annuities.

In 1995, we introduced LifeStagesSM which has many competitive features, including a variety of investment options, liberal transfer provisions and proceeds that may be used to provide a guaranteed lifetime income. In the upcoming year, we hope to make the product even more responsive to your needs.

We thank you for selecting us to be "The Company You Keep(R)." We look forward to servicing you in the future to help satisfy your financial needs.

On the following pages you will find reports from each of the Portfolio Managers of the MFA Series Fund, Inc. that are available in LifeStagesSM.


/s/ Seymour Sternberg

Seymour Sternberg
President
New York Life Insurance
and Annuity Corporation

Shields
Financial Corporation


The U.S. capital markets provided an extraordinary and unexpected feast for investors during 1995. After a gloomy 1994, few expected the magnitude of the stock and bond market moves. The stock market exploded with its best returns since 1975. Stock funds reigned supreme, enjoying their fifth best year since 1959. Individual investors poured money into equity and equity-related mutual funds. Although few investors complained, the strong indexes were hard to beat. Stock prices were propelled by the confluence of continued positive fundamentals: low inflation, strong productivity gains, solid profit growth, moderate economic growth, and lower interest rates. Technology (at least through most of the third quarter), financial stocks, airlines, and healthcare, were among those groups leading the parade of advancing stock prices. Economically sensitive stocks lagged markedly.

Bond investors also had reasons to celebrate, enjoying the strongest year in 10 years and the third best annual total return since records have been kept. In fact, returns on long-term Treasury bonds approached those of stocks, totaling 30.1%. Even below investment grade bonds and less risky bonds such as intermediate-term Treasuries returned 19.9% and 19.0%, respectively. At the start of the year economic growth looked robust and it was feared that inflation might accelerate. But in fact, as that elusive "soft landing" became a reality, it provided an environment of slowing economic growth and falling inflation, which combined with fiscal restraint, consequently drove interest rates down and bond prices up. The 30 year Treasury, which topped 7.9% in January, ended the year yielding 5.95%, the lowest since October 28, 1993. Rates declined across the entire maturity spectrum, and the Federal Reserve ended a series of short term interest rate hikes and began to lower rates modestly. The two cuts in the Fed funds rate were only equal to 50 basis points. The one year Treasury bill yield, at more than 7% a year ago, ended the year slightly above 5%. The yield curve began to invert.

Around the globe, interest rates in Europe headed lower as the global economy faltered, Japanese bond yields appeared ready to head toward zero, and the dollar bottomed out, showing unmistakable signs of reversing a very long-term downward spiral. Most world stock markets could not keep pace with the United States. On average European stocks rose 12.3%. Asian markets were mixed, with the important Japanese Nikkei average reaching its low in July and rallying in the second half, but ending the year up less than 1%. Latin America was the worst region to invest in 1995, with Mexico, Brazil and Colombia posting double-digit losses.

Peering into the 1996 U.S. crystal ball, it is virtually inconceivable to conjure another 1995. However, the same positive fundamentals which gave vibrancy to the market of 1995 still, by and large, remain intact today, and we believe the case for their continuation into 1996 is reasonably solid: continued low inflation aided by strong productivity gains, steady, moderate economic growth and low interest rates appear to be the most likely ingredients in the 1996 capital markets recipe. The consensus view is that 1996 will be more realistic in terms of the historical norms for stock and bond returns, but that it should be positive. Since consensus views are by definition somewhat suspect, wise investors should ponder the risks they face in 1996 and not become overly complacent.

Offsetting the possibility for meaningful corrections, however, is the very positive fact that should the economy weaken further, there is room to ease interest rates without reigniting inflation, and we believe that in an election year there may be an incentive to ease interest rates. Therefore, lower rates should jump-start the economy, giving earnings another boost. At 16 times 1996 earnings, the S&P 500* is trading in the middle of its historical range given the current interest rate and inflation environment. Moreover, with companies such as Merck, IBM and others engaged in record breaking stock buyback programs, and with supply not growing as fast, stock market technicals look favorable. Given this scenario and last year's run-up in stock prices, corrections are to be expected, but opportunities will exist both to make money and to manage risk. The non-cyclical sectors of growth should do well in this environment. Although economically sensitive value sectors may have to suffer in the doldrums a while longer and wait their turn as they report tough fourth and first quarter earnings, a pickup in the economy either later in 1996 or early in 1997 will most likely put them back in the forefront of market leadership.

* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The New York Life MFA Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. Stock Market.

The bond market will be extremely sensitive to every tidbit of budget news and the stock market will follow. Other risks to the bond market might be more of a "wild card" nature: political scandals in the U.S. and/or political turmoil abroad. One risk to bond prices is a reaccelerating economy earlier than anyone expects, caused perhaps by exports picking up, a stimulative budget deal which puts tax cuts in place before the spending cuts go into effect, and finally, economic weakness notwithstanding, a continued low unemployment rate and a high operating rate. This, however, is probably only a remote possibility, at least in the first half of 1996. A reasonably benign environment suggests a trading range of 5 1/2% to 6 1/2% for the 30-year Treasury. Any negative factor could bump it to the higher end of the range, 7% or even higher. Of course, either a recession or a better than expected budget deal could bring us closer to flirting with 5% on the low end. Our strategy as conservative bond investors will continue to keep our duration close to the market in order to capture further gains, but to stand ready to shorten durations should any of the aforementioned risks, or others, manifest themselves.

Ravi Akhoury
Chairman and Chief Executive Officer
MacKay-Shields Financial Corporation



New
York
Life
Insurance Company

For 1995, investment returns were some of the best in stock and bond market history and financial investors fared exceptionally well.

Both markets benefitted from a sharp fall in interest rates resulting from low inflationary pressures, slower economic growth and accommodative monetary policy. In addition, the stock market benefitted from corporate earning strength -- especially relative to expectations, high levels of merger and acquisition activity and record cash inflows into mutual funds.

Looking forward, we expect 1996 to be another positive year for investors, but we expect returns to come in at somewhat lower levels. In this environment of sustained moderate growth and price stability, investor capital should continue to perform well. Globalization and liberalization of local economies and financial markets have been positive factors for the investor. Nevertheless, at some point in the future, the continued pressure on worker incomes may cause a reversal -- either through a significant economic slowdown, or a shift towards inflationary fiscal policy practices. For the upcoming year, however, we expect continued economic growth combined with low inflation.

For the bond market, our expectation of modest economic strengthening should result in a slightly higher and flatter yield curve by year-end. We still believe that interest rates are on a secular downtrend from levels prevailing in the 1970's and 1980's, but that cyclical strength will push up rates modestly near term. Political cross-currents relating to the Federal budget present a near term risk of higher rates. Within the bond market sectors, we continue to prefer corporates relative to mortgages and Treasuries.

For the stock market, we anticipate continued, albeit less dramatic, growth in value. We believe that larger capitalization stocks will lead the market for the first half, given strong mutual fund inflows. We also believe that financial stocks will continue to benefit from industry consolidation and fairly low interest rates. We are focusing on corporate restructurings and growing industries undergoing rapid change, such as, healthcare. We see economic growth picking up in Asia and Latin America and expect companies participating in those economies to benefit.

Jean Hoysradt
Senior Vice President in Charge of the Investment Department
New York Life Insurance Company

Capital
Appreciation
Portfolio

EDMUND SPELMAN
RUDY CARRYL
EILEEN COOK
Portfolio Managers
MacKay-Shields
Financial Corporation

Average annual
total return
as of 12/31/95
----------------------
1 Year          35.78%
----------------------
Since inception
(1/29/93)       16.60%
----------------------

The Capital Appreciation Portfolio enjoyed an exceptionally robust return for 1995 of 35.78%, slightly behind the hard-to-beat S&P 500 index* total return of 37.58% and ahead of the average Lipper** growth fund return of 32.47%. The environment of low inflation, low interest rates, and steady but slowing economic growth was ideal for growth investing. The investment approach that we employ seeks capital accumulation by focusing on selecting stocks of companies with rapid and substantial earnings growth and earnings momentum, many of which are not economically sensitive. Our disciplined process also leads us toward companies with "growth catalysts", including new products, new management, or shifting consumer preferences, which may cause a stock to outperform its peer group.

The major contributors to this exceptional 1995 performance came from a broad cross section of sectors, including financials, healthcare, technology, and selected consumer discretionary stocks. Our diversification disciplines served us well during the year, especially during the latter part of the year when the previously skyrocketing commodity based semiconductor technology stocks underwent sharp corrections. Our top 10 performing stocks for the year were broadly diversified across the growth spectrum, enabling us to manage downside risk while we accumulated capital for our investors.

For the calendar year of 1995, healthcare, especially pharmaceuticals (Amgen, Teva) and medical devices (Medtronic and Cordis), selected consumer discretionary (HFS and News Corp.) and technology (Computer Associates, Sun Microsystems, Oracle and 3Com) were primarily responsible for the Portfolio's strong performance. Finance also proved to be a boon to performance as interest rates decreased and industry consolidation continued. First Interstate, Travelers and Sun America are three examples. Selected building stocks, such as Lennar, also did well because of the low interest rate environment.

During the fourth quarter, a sharp correction of semiconductor stocks that began in mid-September continued, due to concern about potential pricing weakness and possible excess capacity, giving investors a reason to exit stocks that had been stellar performers. We own three semiconductor stocks: Micron Technology, Lam Research and Intel Corporation, and at this time, are reviewing the investment merits of each of these holdings. We continue to believe that the fundamental outlook for many of our other technology stocks remains bright, including 3Com, Oracle Corporation and Computer Associates.

Consumer stocks remain a difficult group, and we would not be surprised to see further consolidations and store closings by retailers over the next few months. Having said that, the best performing stock for the fourth quarter and year was HFS, with a 1995 gain of 208%. This lodging industry franchiser is now branching out into the real estate business with recent acquisitions of Century 21 and ERA. Our focus is on companies with restructuring and margin improvement stories, such as Nine West and Warnaco, and retailers that have demonstrated an ability to gain market share without sacrificing profitability, such as Kohl's Corporation and Bed Bath & Beyond.

Going forward, we believe a low inflation environment, declining interest rates, and slow but steady economic growth should provide a positive backdrop for growth stocks.

$10,000 INVESTED IN THE
CAPITAL APPRECIATION PORTFOLIO ON 1/29/93
VS S&P 500 AND THE CONSUMER PRICE INDEX

                                                        CONSUMER
Measurement period      CAPITAL         S&P             PRICE
(Fiscal year Covered)   APPRECIATION    INDEX           INDEX
---------------------   ------------    ---------       ---------
Measurement PT -
01/29/93                $10,000         $10,000         $10,000

FYE 12/31/93            $12,054         $11,007         $10,275
FYE 12/31/94            $11,526         $11,149         $10,549
FYE 12/31/95            $15,650.05      $15,339         $10,785.65

* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The New York Life MFA Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

** Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

Cash
Management
Portfolio

Ravi Akhoury
Frank Salem
Jessica Terc
Portfolio Managers
MacKay-Shields
Financial Corporation

The Cash Management Portfolio had a total return of 5.59% for the calendar year 1995, in line with the average Lipper* money market fund return of 5.48%.

During 1995, interest rates declined more dramatically on the intermediate and longer maturity end of the yield curve than on the shorter end, as the Federal Reserve only eased short term rates modestly. As a result, yields on shorter maturities by year end were only slightly less than intermediate maturities.

Our Cash Management Portfolio strategy continued its emphasis on high quality, liquidity and capital preservation. We remained cautious in our security selection, especially, for example, as it pertained to Japanese banks. Going forward, our strategy will remain conservative in keeping with the objectives of the Portfolio.

* Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share nor is the value of the Portfolio's shares insured or guaranteed by the U.S. Government.

GOVERNMENT
PORTFOLIO


RAVI AKHOURY
EDWARD MUNSHOWER
CHRISTOPHER HARMS
Portfolio Managers
MacKay-Shields
Financial Corporation


Average annual
total return
as of 12/31/95
----------------------
1 Year          16.72%
----------------------
Since inception
(1/29/93)        6.76%
----------------------

The Government Portfolio had a strong return of 16.72% for the calendar year 1995, in line with the average Lipper* government bond fund return of 16.99%. Keeping pace with the strongest bond market in 10 years and the third best bond market in recorded history was a significant achievement given the conservative, risk averse bias of our investment approach.

Interest rates declined across the maturity spectrum much more dramatically than most investors had anticipated. Low inflation, a slowing economy, and some degree of optimism that a balanced budget could become a reality in our lifetime, were the principal factors behind lower interest rates. Although rates declined more on the longer end of the yield curve, the Federal Reserve reversed its tightening mode (which had added to the misery of bond investors in 1994) and actually lowered short rates twice, albeit modestly, once in July and again in December.

The Portfolio performed in line with the market and its competitors principally because of our duration (a better gauge of sensitivity to interest rate moves than the average maturity because it takes the cash flow of coupon interest income into account). We maintained our duration at a neutral position in line with the market throughout most of the year, after having kept a shorter defensive duration in 1994, to help preserve principal. Security selection of Treasuries added the most value next to our duration strategy. As rates fell precipitously, our mortgage related securities did not keep pace with Treasury returns, but at this juncture represent excellent value.

Looking ahead into 1996, rates could decline further, if the economy weakens even more than anticipated, and a Federal budget agreement between the President and Congress would probably decrease rates further from these levels. Moreover, a continuation of the Fed's 1995 easing policies to stimulate growth in a weakening economy before a Presidential election could also be bullish for bond investors. Risks, however, include a budget impasse, a domestic or international political scandal or another fear-igniting event, and perhaps what is considered least likely, a sooner than expected resurgence of economic growth which would send rates higher and bond prices lower.

Given all these variables, we believe a neutral duration stance remains appropriate at this juncture. With a slightly steepening bias likely for the yield curve, our position is neutral at this time.

The Government Portfolio continues to be managed with only pure government securities, and contains no foreign governments or currency exposure, no corporates, no non-investment grade bonds, and no high-risk leveraged derivative instruments.

$10,000 INVESTED IN THE GOVERNMENT PORTFOLIO
ON 1/29/93 VS LEHMAN BROTHERS GOVERNMENT INDEX
AND THE CONSUMER PRICE INDEX

                                        LEHMAN          CONSUMER
Measurement period      GOVERNENT       BROTHERS        PRICE
(Fiscal year Covered)   PORTFOLIO       INDEX           INDEX
---------------------   ---------       --------        --------
Measurement PT -
01/29/93                $10,000         $10,000         $10,000

FYE 12/31/93            $10,563.26      $10,914         $10,275
FYE 12/31/94            $10,368.90      $10,546         $10,549
FYE 12/31/95            $12,102.28      $12,480.37      $10,785.65

Government Portfolio
Lehman Brothers Government Index
Consumer Price Index

* Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

The Lehman Brothers Government Index is an unmanaged index comprised of U.S. Government and agency issues as well as investment-grade fixed rate debt securities. Results assume the reinvestment of all income and capital gains distributions.

The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

CORPORATE
BOND
PORTFOLIO

DENIS LAPLAIGE
STEVEN TANANBAUM
THOMAS HAJDUKIEWICZ
Portfolio Managers
MacKay-Shields
Financial Corporation

Average annual
total return
as of 12/31/95
SINCE INCEPTION
(5/1/95)  10.06%

The High Yield Corporate Bond Portfolio had a competitive return of 10.06% for the period from its inception on May 1 through the end of 1995. For the period available for Lipper* comparisons, May 31, 1995 through December 31, 1995, the Portfolio had a return of 9.22%, exceeding the return of 7.27% for the average high yield fund in the Lipper universe for the same period. The High Yield Corporate Bond Portfolio continued to seek significant yield while protecting interest and minimizing principal risk, but also seeking capital appreciation by adhering to a rigorous investment process with strict disciplines.

Our strong performance was a result of using these disciplines to enable the Portfolio to benefit from careful security selection in the areas of cable, casinos and communications (especially media and broadcasting). Additionally, our avoidance of the weak retail and restaurant sectors also aided performance. Our process emphasizes companies with sufficient size, assets and free cash flow to repay their debt and improve their balance sheet, as well as companies with access to equity markets. We were unable to find enough credits that met our strict criteria, and as a result, maintained a strong cash position. Fortunately, however, the strength of our security selection was more than enough to outperform the average competitor in the Lipper universe.

As the year progressed, we witnessed a continuation of trends already in place, which grew even more pronounced in the last quarter: strong cash flow from investors, a default rate which kept inching higher, and significant credit deterioration in retailing, apparel/textiles and restaurants, as the economy weakened. Yield spreads over Treasuries tightened further. Currently, yield spreads are at historically low levels, and we believe that spreads will return to historical normal levels in 1996. We also believe that 1995 was the peak in corporate credit quality.

Looking ahead, our risk controlled contrarian approach will seek out values in oversold sectors, such as restaurants and retailing, and we will continue our emphasis on cable and communications issues. With a weakening economy, we will diligently seek out opportunities in undervalued issues. Our focus on above average companies in above average industries gives us an opportunity to manage risk in the Portfolio, since these companies are most likely to weather economic storms.

$10,000 invested in the High Yield Corporate
Bond  Portfolio on 5/1/95
vs S&P 500 and the Consumer Price Index

                    H-Y Corp. Bond        CPI         S&P 500
                    -----------------------------------------
            5/1/95           10000      10000           10000
                    -----------------------------------------
          12/31/95           11006      10102           12179
                    -----------------------------------------

                High Yield Corporate Bond Portfolio

                S&P 500

                Consumer Price Index

* Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. The average Lipper fund's performance for the Value, High Yield and International Equity Portfolios are not available from 5/1/95, but rather from 5/31/95 through 12/31/95.

The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

"Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The New York Life MFA Series Fund, Inc.is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

INTERNATIONAL
EQUITY
PORTFOLIO

MICHAEL PERELSTEIN
SHIGEMI TAKAGI

Portfolio Managers
MacKay-Shields
Financial Corporation



Average annual
total return
as of 12/31/95
---------------
SINCE INCEPTION
(5/1/95)  6.96%
---------------

Since its inception on May 1 through the end of 1995, the International Equity Portfolio returned 6.96%, compared to the Morgan Stanley Capital International EAFE Index* return of 5.20%. For the period available for Lipper** comparisons, May 31, 1995 through December 31, 1995, the Portfolio had a return of 9.86% exceeding the average Lipper international equity fund return of 7.24% for the same period. The Portfolio's strong third quarter performance continued into the fourth quarter, with a return of 5.59% versus 1.76% for the average Lipper fund and 4.05% for the EAFE Index. This performance ranked the Portfolio eleventh out of 64 funds tracked by Lipper for the fourth quarter of 1995.

  Starting with the second half of 1995, the Portfolio benefitted primarily from its exposure to the Japanese equity market and underexposure to the Japanese yen. This was also true during the fourth quarter. The Portfolio's currency exposure was hedged into dollars as the Japanese yen fell 4%. Our decision to continue to emphasize Japan (up 10%), Singapore (up 9%) and Belgium (up 7%), while avoiding declining stocks such as those of Finland (with the collapse of Nokia, Finland's leading stock), and Sweden (as Ericcson plummeted) benefitted the Portfolio during the quarter.

  In 1996, we believe international equities offer substantial investment opportunities. Although foreign equity markets lagged the U.S. market in 1995, they are now poised to partake in the global equity bull market. The upbeat outlook for international equities is enhanced by the decline in interest rates abroad, which is even more pronounced than in the United States.

  Going into 1996, the Portfolio maintains a diversified exposure in both Asian and European markets. In Europe we are invested in Austria, Belgium, Denmark, France, Italy and Spain. These markets are filled with banks, insurers, and utilities- companies that benefit from declining interest rates. We have also raised our exposure to energy and natural resources. Our energy exposure is reflected through investments in Norway (Norsk Hydro) and the Netherlands (Royal Dutch). Our natural resource exposure is reflected in the Pacific markets of Australia (mining and metals) and New Zealand (forest products). We are also emphasizing the highest growth markets of the world, located in Southeast Asia, with our investments in Singapore and Hong Kong. The Japanese equity market could be the big positive surprise of 1996 with its incredibly low interest rates.

  Also in 1996 we expect a continuation of the declining trend in foreign currencies that began in the second half of 1995. We are actively seeking to protect the Portfolio from declines in the value of the Japanese yen and European currencies.

  We continue to emphasize a disciplined process to international investing which focuses on country selection, management of currency risk, diversification, and high quality stocks.


$10,000 INVESTED IN THE INTERNATIONAL
EQUITY PORTFOLIO ON 5/1/95 VS EAFE INDEX
AND THE CONSUMER PRICE INDEX

Chart here


               Int. Equity         CPI             EAFE
               -----------        -----           ------
   5/1/95         10,000         10,000           10,000
 12/31/95         10,696         10,102           10,520


   International Equity Portfolio
   EAFE Index
   Consumer Price Index

* Morgan Stanley Capital International EAFE Index is an unmanaged index of the securities of over 1,000 companies traded on the markets of Europe, Australia, New Zealand and the Far East.

** Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance
Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. The average Lipper fund's performance for the Value, High Yield and International Equity Portfolios are not available from 5/1/95, but rather from 5/31/95 through 12/31/95.

The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

TOTAL
RETURN
PORTFOLIO

RAVI AKHOURY
RUDY CARRYL
EDMUND SPELMAN
EILEEN COOK
CHRISTOPHER HARMS
Portfolio Managers
MacKay-Shields
Financial Corporation

Average annual
total return
as of 12/31/95
 ..................
1 YEAR  28.33%
 ..................
SINCE INCEPTION
(1/29/93)  12.70%
 ..................

The Total Return Portfolio enjoyed a stellar performance year in 1995, earning a total return of 28.33%, which exceeded the average Lipper* balanced fund return of 24.29% and ranked fourth out of 24 balanced funds tracked by Lipper.

  The Total Return Portfolio is a balanced portfolio with the distinguishing characteristic of having its equity component managed in a growth mode, similar to the Capital Appreciation Portfolio. Growth stocks generally outperformed value stocks last year, partially because growth stocks are less tied to the economy than are many of the cyclical value sectors and securities. The environment was characterized by a slowing economy, which was great for growth, but not for value. Competitively, this gave us an advantage in the Total Return Portfolio, because many other balanced portfolios have more value oriented equity components. We believe the balance of a growth equity component geared toward capital accumulation (the "engine of growth") and a conservatively managed investment grade bond component (the "anchor of capital preservation") is especially appropriate for our investors.

  During 1995, the bond component of the Portfolio contributed positively to returns as interest rates declined and bond prices rallied. Our average maturity was in line with the market, allowing us to participate in the rally. Corporate bonds and mortgage related securities underperformed Treasuries. We will maintain a neutral position with respect to interest rate movements at this juncture.

  As was the case in the Capital Appreciation Portfolio, the equity component of the Total Return Portfolio enjoyed handsome returns from a broad variety of stocks in a number of industries: finance, healthcare, technology, and even some selected consumer discretionary stocks. We were vigilant in sticking to our diversification limits by industry and issue, which helped the Portfolio when the semiconductor portion of our technology holdings, having skyrocketed all year, corrected sharply from September through year-end. Meanwhile, other technology stocks in the Portfolio continued to climb, reaching new highs.

  In 1996, we will most likely be adding to the healthcare sector, where we find the fundamentals compelling in pharmaceuticals, medical devices, and HMOs. Selected consumer stocks may continue to do well, but the group will probably be further reduced. Financials can benefit from even lower rates, but we will monitor the consumer credit situation closely, especially if the economy weakens more than expected. Finally, we continue to review the commodity-based cyclical technology holdings such as semiconductor stocks to determine whether they meet our strict criteria going forward. Regardless, we believe that some areas in technology will continue to produce substantial earnings gain with the potential for stock price appreciation.

  We believe the low inflation, slow economic growth environment which should persist in 1996, combined with the added blessing of low interest rates, should make for a continued favorable environment for growth investing.


$10,000 INVESTED IN THE TOTAL RETURN PORTFOLIO
ON 1/29/93 VS S&P 500 AND THE CONSUMER PRICE INDEX

Chart here


                    Total Return     S&P 500           CPI
                    ------------     -------          ---
          1/29/93     10,000.00      10,000.00     10,000.00
         12/31/93     11,503.69      11,007.00     10,275.00
         12/31/94     11,044.69      11,149.00     10,549.00
         12/31/95     14,174.04      15,339.00     10,785.65


  Total Return Portfolio

  S&P 500

  Consumer Price Index

* Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

"Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The New York Life MFA Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

VALUE
PORTFOLIO

DENIS LAPLAIGE
THOMAS KOLEFAS
JEFFREY SIMON
JUDY SECUNDA
MATTHEW SHEFFLER
Portfolio Managers
MacKay-Shields
Financial Corporation

Average annual
total return
as of 12/31/95
SINCE INCEPTION
(5/1/95)  16.76%

From its inception on May 1 through the end of 1995, the Value Portfolio had a total return of 16.76%, compared to a return of 21.79% for the S&P 500* for the same period. For the period available for Lipper** comparisons, May 31, 1995 through December 31, 1995, the Portfolio had a return of 14.15% versus a return of 15.87% for the average growth and income fund in the Lipper universe for the same period. This approach to equity investing emphasizes low price to earnings and low price to cash flow stocks, free cash flow, and strong financials. It also seeks out situations with "value catalysts" already in place, such as insider ownership and stock buybacks, which can help to cause an increase in the stock price.

1995 was a challenging year for value investors, featuring a slowing economy combined with low inflation and declining interest rates. This environment was favorable for defense stocks, utilities, technology (replacement of labor by knowledge-based systems), financials, especially banks and consumer non-durables, as well as niche sectors, such as fertilizers, oil service and airlines, where demand and supply came into balance. The environment was unfavorable for more economically sensitive sectors such as chemicals, papers, retailers, autos and auto parts. The Portfolio balance was overweighted in economically sensitive sectors (which were very low P/E) during the year and very underweighted in technology/capital goods stocks and utilities, primarily because these sectors did not meet our strict criteria for free cash flow and value catalysts. This unfavorable sector mix was partially offset by concentrating in some niche segments which did very well, such as fertilizer and farm related stocks (i.e., IMC Global, Potash Corp., Vigoro and Case), oil service (Coastal Corp.) and defense (i.e., McDonnell Douglas, Lockheed Martin, Loral and Honeywell). Also benefitting the Portfolio was transportation (i.e., Union Pacific) and banking (i.e., First Fidelity bought by First Union and First Interstate with bids from both Wells Fargo and First Bank Systems).

Lastly, although the Fund was only market weighted in consumer non-durables, it benefitted from extraordinary returns in such names as Philip Morris, Kroger and Merck. On balance, we believe it was a reasonably good year given the defensive, capital preservation bias in value investing generally, and our rigorous methodology, specifically.

Looking forward, although the economy may slow even further before turning around, an eventual pick-up in the economy will cause a rotation back into cyclical stocks, which will cause value investing to come back into favor. We are looking at housing and auto related stocks, as well as basic industry, where we already have a sizable weighting. At the same time, technology stocks are correcting severely and there may be some selected stocks in this sector that now offer the appropriate value catalysts. Over the long term, we are confident that our adherence to strict value disciplines will reward the patient investor who seeks to accumulate capital but also to manage downside risk.

              $10,000 INVESTED IN THE VALUE PORTFOLIO ON 5/1/96
              VS S&P 500 AND THE CONSUMER PRICE INDEX

                        Value Port.       CPI    S&P 500
                        --------------------------------
                 5/1/95     10,000     10,000     10,000
                        --------------------------------
               12/31/95     11,676     10,102     12,179
                        --------------------------------

        VALUE PORTFOLIO

        S&P 500

        CONSUMER PRICE INDEX

"Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The New York Life MFA Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

* Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.
The average Lipper fund's performance for the value, High Yield and International Equity Portfolios are not available from 5/1/95, but rather from 5/31/95 through 12/31/95.

The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

BOND
PORTFOLIO

ALBERT R. CORAPI, JR.
Portfolio Manager
New York Life
Insurance Company

Average annual
total return
as of 12/31/95
 .................
1 Year  18.31%
 .................
5 Years  9.89%
 .................
10 Years  9.12%
 .................
SINCE INCEPTION
(1/23/84)  10.29%
 .................

For the twelve months ended December 31, 1995, the Bond Portfolio posted a strong double-digit return of 18.31%, beating the average Lipper* fixed income fund return of 15.25% for the same period.

  Despite weak expectations, 1995 was an outstanding year for the bond market. During the year, the yield curve steepened and rates dropped significantly across all maturities. The yield for the ten and thirty year U.S. Treasury securities plummeted 2.26% and 1.93% respectively.

  The Federal Reserve Bank eased monetary policy in July and December. This reversed a string of tightening moves dating back to February of 1994. The expectation of a more accommodative Central Bank aided the bond market considerably during the year. The rally was fueled further by indications of moderate economic growth and low inflation, along with the perception that a substantial deficit-reduction plan could be enacted.

  The Bond Portfolio's performance versus the broad market was enhanced by an overweighting in corporate securities which outperformed government securities. Performance relative to our benchmark was influenced by asset allocation weightings on the yield curve, as we were underweighted on the more interest sensitive, long end of the curve.

  Our conservative, low risk investment style has allowed us to not only maintain a high quality portfolio, but also offer a competitive total return.

  Looking forward, we expect the economy to pick up steam sometime in the second half of 1996. We will adjust the portfolio opportunistically as events unfold.


$10,000 INVESTED IN THE BOND PORTFOLIO ON 1/23/84
VS. MERRILL LYNCH CORPORATE MASTER INDEX
AND THE CONSUMER PRICE INDEX

Chart here

                   Bond Port.         Merrill          CPI
                   ----------         -------       --------
       1/23/84     10,000.00        10,000.00      10,000.00
      12/31/84     11,028.00        11,422.00      10,365.00
      12/31/85     13,370.35        13,583.04      10,758.87
      12/31/86     15,532.33        15,706.07      10,877.22
      12/31/87     17,636.96        16,035.90      11,359.08
      12/31/88     17,390.86        17,273.869     11,861.15
      12/31/89     19,396.86        19,714.67      12,412.69
      12/31/90     20,948.61        21,388.439     13,171.11
      12/31/91     24,390.46        24,787.07      13,574.14
      12/31/92     26,373.41        26,690.711     13,967.79
      12/31/93     26,379.97        29,642.711     14,351.91
      12/31/94     28,383.99        28,673.391     14,735.11
      12/31/95     33,581.10        34,138.00      15,065.17

  BOND PORTFOLIO
  MERRILL LYNCH CORPORATE MASTER INDEX
  CONSUMER PRICE INDEX

* Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. Government and agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.

The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

GROWTH
EQUITY
PORTFOLIO

JAMES AGOSTISI
PATRICIA ROSSI

Portfolio Managers
New York Life
Insurance Company

Average annual
total return
as of 12/31/95
 ...................
1 YEAR  29.16%
 ...................
5 YEARS  17.43%
 ...................
10 YEARS  12.10%
 ...................
SINCE INCEPTION
(1/23/84)  12.37%
 ...................

The Growth Equity Portfolio generated a return of 29.16% for the twelve months ended December 31, 1995, lagging the average Lipper* growth fund for the first time in four years. While the S&P 500** had an exceptional year, the average Lipper growth fund underperformed this index by approximately 700 basis points. This disparity was caused by the superior performance of larger capitalized stocks, which have a higher market weighting in the S&P 500 than the smaller capitalized stocks in the Lipper universe.

  Despite our excellent long-term track record, we were disappointed by our relative performance this year. Our defensive posture at the beginning of the year proved to be too conservative as we underestimated the strength of the technology and financial sectors. The portfolio benefitted from our selections in the healthcare industry, particularly in certain pharmaceutical companies, and the financial sector. We also benefitted from the sale of our more cyclical holdings, which significantly underperformed the market.

  In retrospect, 1995's extraordinary returns were primarily a result of sharply falling interest rates and corporate earnings which generally exceeded expectations. The combination of these two factors caused equity valuations to rise sharply. The market was also supported by a favorable supply/demand situation created by abundant share repurchases by corporations, a record level of merger and acquisition activity, and strong flows into equity mutual funds.

  Looking forward to 1996, we anticipate another positive year in the equity markets. We expect declining interest rates, benign inflation, positive money flow into mutual funds and growing earnings to continue. However, we are concerned about the declining rate of growth. Therefore, we are beginning to increase our focus on large capitalization stocks which can deliver steady predictable unit and earnings growth, such as those in the healthcare industry. In particular, the financial sector should continue to benefit from the low interest rate environment. Another risk to our forecast is the Federal budget accord not being as positive as the market anticipates. Should this occur, the market would react negatively with interest rates rising higher than we are anticipating, causing stock prices to decline.

  Our investment strategy is to focus on mid to large capitalization growth stocks which are selling at reasonable valuations. This enables us to concentrate on different sectors of the market while focusing on above average earnings growth companies. Over the long-term, this strategy should enhance our clients' total return.

$10,000 INVESTED IN THE INDEXED EQUITY PORTFOLIO
ON 1/29/93 VS S&P 500 AND THE CONSUMER PRICE INDEX

  Indexed Equity Portfolio
  S&P 500
  Consumer Price Index

Chart here

                      Growth Equity        S&P 500         CPI
                      -------------        -------         ---
           1/23/94     10,000.00          10,000.00     10,000.00
          12/31/84      9,824.00          10,755.00     10,365.00
          12/31/85     12,162.11          14,199.83     10,758.87
          12/31/86     12,648.60          16,833.891    10,877.22
          12/31/87     13,035.64          17,712.619    11,359.08
          12/31/88     14,791.54          20,691.891    11,861.15
          12/31/89     18,632.91          27,216.039    12,421.69
          12/31/90     17,535.43          26,350.57     13,171.11
          12/31/91     23,472.93          34,405.941    13,574.14
          12/31/92     26,423.47          37,051.75     13,967.79
          12/31/93     30,046.13          40,753.219    14,351.91
          12/31/94     30,406.69          41,278.941    14,735.11
          12/31/95     39,273.28          56,792.00     15,065.17


Indexed Equity Portfolio
S&P 500
Consumer Price Index

* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The New York Life MFA Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

** Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

Indexed
Equity
Portfolio

JAMES MEHLING
HOLLY VINCHESI
Portfolio Managers
Monitor Capital
Advisors, Inc.

Average annual
total return
as of 12/31/95
----------------------
1 Year          36.89%
----------------------
Since inception
(1/29/93)       14.83%
----------------------

The stock market roared ahead throughout 1995. The Indexed Equity Portfolio is designed to replicate the S&P 500 index*, which outperformed most other broad stock market measures this year (except for the technology-laden NASDAQ composite index). The Indexed Equity Portfolio tracked its benchmark almost perfectly with a 36.89% gain. The fund substantially outperformed the Lipper** average U.S. stock fund, which returned 31.10%.

Slow economic growth, low interest rates and continually strong profits pushed stock markets ahead. Technology stocks were among the big winners this year, and many mutual funds benefitted from large weightings in that sector. Index funds do not attempt to enhance performance by strategic allocations to particular stocks or market sectors. This diversification across industries enabled the Portfolio to reap rewards, not only from technology stocks, but in many other top-performing sectors that received less attention from active managers. In addition, index funds typically do not build up large cash positions but remain fully invested at all times. In a rising market, such as that of 1995, an index fund will participate fully as stock prices climb. Of course, because the intent of indexation is to ensure market returns, the Portfolio will participate fully in a bear market as well.

The performance of the S&P 500 index surpassed so many market measures (like the Wilshire 5000, Russell 2000, and NYSE composite indices) because it contains a relatively greater proportion of large capitalization stocks. These stocks -- issues representing the large blue-chip multi-national corporations in America -- were among the best performing securities in the world last year and propelled the S&P 500 index to a spectacular annual return.

$10,000 INVESTED IN THE INDEXED EQUITY PORTFOLIO
ON 1/29/93 VS S&P 500 AND THE CONSUMER PRICE INDEX

                        INDEXED                         CONSUMER
Measurement period      EQUITY          S&P             PRICE
(Fiscal year Covered)   PORTFOLIO       INDEX           INDEX
---------------------   ----------      ---------       ----------
Measurement PT -
01/29/93                $10,000         $10,000         $10,000

FYE 12/31/93            $10,852.93      $11,007         $10,275
FYE 12/31/94            $10,935.41      $11,149         $10,549
FYE 12/31/95            $14,969.58      $15,339         $10,785.65

* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The New York Life MFA Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

** Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1995

                               CAPITAL       CASH                   HIGH YIELD
                             APPRECIATION MANAGEMENT  GOVERNMENT  CORPORATE BOND
                             ---------------------------------------------------
ASSETS:
 Investment at net asset
  value
  (Identified Cost:
  $11,079,502; $13,556,856;
  $1,967,026; $7,163,883;
  $726,528; $7,567,412;
  $4,761,478; $1,891,506;
  $2,928,382; $4,192,936;
  $197,265, respectively)..  $11,330,106  $13,556,856 $ 1,880,605  $ 7,031,548
LIABILITIES:
 Liability for mortality
  and
  expense risk charges.....       23,029       24,753       3,197       13,190
                             -----------  ----------- -----------  -----------
  Total equity.............  $11,307,077  $13,532,103 $ 1,877,408  $ 7,018,358
                             ===========  =========== ===========  ===========
TOTAL EQUITY REPRESENTED
 BY:
 Equity of Policyowners:
 Variable accumulation
  units
  outstanding: 951,325;
  13,190,133;
  177,665; 647,997; 66,642;
  664,961;
  431,785; 172,659;
  241,119;
  358,149; 16,669,
  respectively.............  $11,307,077  $13,532,103 $ 1,877,408  $ 7,018,358
                             ===========  =========== ===========  ===========
 Variable accumulation
  unit value...............  $     11.89  $      1.03 $     10.57  $     10.83
                             ===========  =========== ===========  ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       NEW YORK LIFE
                                                       INSURANCE AND
                                                       ANNUITY CORPORATION
                                                       LIFESTAGESSM ANNUITY
                                                       SEPARATE ACCOUNT

INTERNATIONAL     TOTAL                              GROWTH      INDEXED    SOCIALLY
   EQUITY        RETURN       VALUE       BOND       EQUITY      EQUITY    RESPONSIBLE
--------------------------------------------------------------------------------------
 $   727,724   $ 7,565,623 $ 4,898,069 $ 1,828,352 $ 2,757,549 $ 4,153,560 $   187,565
       1,567        14,338       9,608       3,323       5,084       7,969         515
 -----------   ----------- ----------- ----------- ----------- ----------- -----------
 $   726,157   $ 7,551,285 $ 4,888,461 $ 1,825,029 $ 2,752,465 $ 4,145,591 $   187,050
 ===========   =========== =========== =========== =========== =========== ===========
 $   726,157   $ 7,551,285 $ 4,888,461 $ 1,825,029 $ 2,752,465 $ 4,145,591 $   187,050
 ===========   =========== =========== =========== =========== =========== ===========
 $     10.90   $     11.36 $     11.32 $     10.57 $     11.42 $     11.58 $     11.22
 ===========   =========== =========== =========== =========== =========== ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the period May 1, 1995 (Commencement of Operations) through December 31,
1995

                               CAPITAL       CASH                    HIGH YIELD
                             APPRECIATION MANAGEMENT   GOVERNMENT  CORPORATE BOND
                             ----------------------------------------------------
INVESTMENT INCOME:
 Dividend income...........   $  44,584   $   117,375  $ 129,551     $ 245,619
 Mortality and expense risk
  charges..................     (26,854)      (31,339)    (3,737)      (15,473)
                              ---------   -----------  ---------     ---------
  Net investment income ...      17,730        86,036    125,814       230,146
                              ---------   -----------  ---------     ---------
REALIZED AND UNREALIZED
 GAIN (LOSS):
 Proceeds from sale of
  investments..............     349,481     9,196,614     89,958       151,737
 Cost of investments sold..    (321,484)   (9,196,674)   (88,520)     (143,443)
                              ---------   -----------  ---------     ---------
  Net realized gain (loss)
   on investments..........      27,997           (60)     1,438         8,294
 Realized gain distribution
  received.................          --            --         --        41,412
 Change in unrealized
  appreciation/depreciation
  on investments...........     250,604            --    (86,421)     (132,335)
                              ---------   -----------  ---------     ---------
  Net gain (loss) on
   investments.............     278,601           (60)   (84,983)      (82,629)
                              ---------   -----------  ---------     ---------
 Decrease attributable to
  funds
  of New York Life
  Insurance and Annuity
  Corporation retained by
  Separate Account.........        (466)         (176)       (63)         (277)
                              ---------   -----------  ---------     ---------
  Net increase in total
   equity resulting from
   operations..............   $ 295,865   $    85,800  $  40,768     $ 147,240
                              =========   ===========  =========     =========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       NEW YORK LIFE
                                                       INSURANCE AND
                                                       ANNUITY CORPORATION
                                                       LIFESTAGESSM ANNUITY
                                                       SEPARATE ACCOUNT

INTERNATIONAL    TOTAL                           GROWTH     INDEXED    SOCIALLY
   EQUITY       RETURN      VALUE      BOND      EQUITY     EQUITY    RESPONSIBLE
---------------------------------------------------------------------------------
  $  34,017    $ 176,041  $  39,559  $ 110,674  $  30,311  $  76,780   $  11,293
     (1,926)     (16,539)   (11,315)    (3,765)    (5,750)    (9,047)       (564)
  ---------    ---------  ---------  ---------  ---------  ---------   ---------
     32,091      159,502     28,244    106,909     24,561     67,733      10,729
  ---------    ---------  ---------  ---------  ---------  ---------   ---------
     95,014       86,754    149,616     61,228    193,860    115,626       1,904
    (91,887)     (80,739)  (140,003)   (60,223)  (181,072)  (102,252)     (1,739)
  ---------    ---------  ---------  ---------  ---------  ---------   ---------
      3,127        6,015      9,613      1,005     12,788     13,374         165
         --           --         --         --    215,561    109,107       5,463
      1,196       (1,789)   136,591    (63,154)  (170,833)   (39,376)     (9,699)
  ---------    ---------  ---------  ---------  ---------  ---------   ---------
      4,323        4,226    146,204    (62,149)    57,516     83,105      (4,071)
  ---------    ---------  ---------  ---------  ---------  ---------   ---------
        (62)        (266)      (292)       (67)      (179)      (239)        (13)
  ---------    ---------  ---------  ---------  ---------  ---------   ---------
  $  36,352    $ 163,462  $ 174,156  $  44,693  $  81,898  $ 150,599   $   6,645
  =========    =========  =========  =========  =========  =========   =========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the period May 1, 1995 (Commencement of Operations) through December 31,
1995

                                             CAPITAL        CASH
                                           APPRECIATION  MANAGEMENT   GOVERNMENT
                                           --------------------------------------
INCREASE IN TOTAL EQUITY:
 Operations:
 Net investment income ................... $    17,730   $    86,036  $  125,814
 Net realized gain (loss) on investments..      27,997           (60)      1,438
 Realized gain distribution received......          --            --          --
 Change in unrealized
  appreciation/depreciation
  on investments..........................     250,604            --     (86,421)
 Decrease attributable to funds of New
  York
  Life Insurance and Annuity Corporation
  retained by
  Separate Account........................        (466)         (176)        (63)
                                           -----------   -----------  ----------
  Net increase in total equity resulting
   from operations........................     295,865        85,800      40,768
                                           -----------   -----------  ----------
 Contributions and withdrawals:
 Policyowners' premium payments...........     613,994    52,879,690      34,988
 Policyowners' surrenders.................     (19,258)            3      (5,368)
 Net transfers from (to) Fixed Account....      33,040       (40,722)        160
 Transfers between Investment Divisions...  10,383,436   (39,392,668)  1,806,860
                                           -----------   -----------  ----------
  Total contributions and withdrawals
   (net)..................................  11,011,212    13,446,303   1,836,640
                                           -----------   -----------  ----------
   Increase in total equity...............  11,307,077    13,532,103   1,877,408
TOTAL EQUITY:
 Beginning of period......................          --            --          --
                                           -----------   -----------  ----------
 End of period............................ $11,307,077   $13,532,103  $1,877,408
                                           ===========   ===========  ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       NEW YORK LIFE
                                                       INSURANCE AND
                                                       ANNUITY CORPORATION
                                                       LIFESTAGESSM ANNUITY
                                                       SEPARATE ACCOUNT

  HIGH YIELD    INTERNATIONAL   TOTAL                               GROWTH     INDEXED     SOCIALLY
CORPORATE BOND     EQUITY       RETURN      VALUE        BOND       EQUITY      EQUITY    RESPONSIBLE
-----------------------------------------------------------------------------------------------------
  $  230,146     $   32,091   $  159,502  $   28,244  $  106,909  $   24,561  $   67,733  $   10,729
       8,294          3,127        6,015       9,613       1,005      12,788      13,374         165
      41,412             --           --          --          --     215,561     109,107       5,463
    (132,335)         1,196       (1,789)    136,591     (63,154)   (170,833)    (39,376)     (9,699)
        (277)           (62)        (266)       (292)        (67)       (179)       (239)        (13)
  ----------     ----------   ----------  ----------  ----------  ----------  ----------  ----------
     147,240         36,352      163,462     174,156      44,693      81,898     150,599       6,645
  ----------     ----------   ----------  ----------  ----------  ----------  ----------  ----------
     283,469         34,022      270,670     115,567     122,959      76,948     148,405         231
     (18,337)        (1,851)     (12,611)    (10,880)       (484)       (498)     (2,608)         --
         132            (91)      44,775         201          --        (552)      2,000          --
   6,605,854        657,725    7,084,989   4,609,417   1,657,861   2,594,669   3,847,195     180,174
  ----------     ----------   ----------  ----------  ----------  ----------  ----------  ----------
   6,871,118        689,805    7,387,823   4,714,305   1,780,336   2,670,567   3,994,992     180,405
  ----------     ----------   ----------  ----------  ----------  ----------  ----------  ----------
   7,018,358        726,157    7,551,285   4,888,461   1,825,029   2,752,465   4,145,591     187,050
          --             --           --          --          --          --          --          --
  ----------     ----------   ----------  ----------  ----------  ----------  ----------  ----------
  $7,018,358     $  726,157   $7,551,285  $4,888,461  $1,825,029  $2,752,465  $4,145,591  $  187,050
  ==========     ==========   ==========  ==========  ==========  ==========  ==========  ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1--Organization and Accounting Policies:
-------------------------------------------------------------------------------

New York Life Insurance and Annuity Corporation LifeStagesSM Annuity Separate Account ("Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under Qualified and Non-Qualified Flexible Premium Variable Retirement Annuity Policies issued by New York Life Insurance and Annuity Corporation. The qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The non-qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The policies are offered by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc. and certain banking institutions which have entered into a distribution agreement with New York Life Insurance Company. NYLIFE Securities Inc. and NYLIFE Distributors Inc. are wholly-owned subsidiaries of NYLIFE Inc. and are indirect wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the Separate Account are invested in the shares of the New York Life MFA Series Fund, Inc. (the "MFA Fund"), a diversified open-end management investment company, and in Acacia Capital Corporation (the "Acacia Fund"). These assets are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation.
 There are ten Investment Divisions within the Separate Account which invest solely in the corresponding Portfolios of the MFA Fund: the Capital Appreciation, Cash Management, Government, High Yield Corporate Bond, International Equity, Total Return, Value, Bond, Growth Equity and Indexed Equity Portfolios. There is one Investment Division within the Separate Account which invests solely in the Acacia Fund's Responsibly Invested Balanced Portfolio. Premium payments received, except those received for the Fixed Account, are allocated to the Cash Management Investment Division until 15 days after the policy issue date. Thereafter, premium payments will be allocated to the Investment Divisions of the Separate Account in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of New York Life Insurance and Annuity Corporation.
 No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.
 Security Valuation--The investments in the MFA Fund and Acacia Fund are valued at the net asset value of shares of the respective fund portfolios.
 Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
 Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.
 The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                        NEW YORK LIFE
                                                        INSURANCE AND
                                                        ANNUITY CORPORATION
                                                        LIFESTAGESSM ANNUITY
                                                        SEPARATE ACCOUNT


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 2--Investments (in 000's):
-------------------------------------------------------------------------------

At December 31, 1995, the investment in the MFA Fund and Acacia Fund by the respective Investment Divisions of the Separate Account is as follows:

                                 CAPITAL       CASH                 HIGH YIELD
                               APPRECIATION MANAGEMENT GOVERNMENT CORPORATE BOND
                                PORTFOLIO   PORTFOLIO  PORTFOLIO    PORTFOLIO
                               -------------------------------------------------
Number of Shares..............       731      13,557        188          666
Identified Cost*..............   $11,080     $13,557     $1,967       $7,164

* The cost stated also represents the aggregate cost for Federal income tax purposes.
 Transactions in MFA Fund and Acacia Fund shares for the period May 1, 1995
(Commencement of Operations) through December 31, 1995 were as follows:

                                 CAPITAL       CASH                 HIGH YIELD
                               APPRECIATION MANAGEMENT GOVERNMENT CORPORATE BOND
                                PORTFOLIO   PORTFOLIO  PORTFOLIO    PORTFOLIO
                               -------------------------------------------------
Purchases.....................   $11,401     $22,754     $2,056       $7,307
Proceeds from Sales...........       349       9,197         90          152

                                                        NEW YORK LIFE
                                                        INSURANCE AND
                                                        ANNUITY CORPORATION
                                                        LIFESTAGESSM ANNUITY
                                                        SEPARATE ACCOUNT
--------------------------------------------------------------------------------



 INTERNATIONAL   TOTAL                        GROWTH    INDEXED   SOCIALLY
    EQUITY      RETURN     VALUE     BOND     EQUITY    EQUITY   RESPONSIBLE
   PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO
----------------------------------------------------------------------------
       71          571       423       136       160       307       110
     $727       $7,567    $4,761    $1,892    $2,928    $4,193      $197
 INTERNATIONAL   TOTAL                        GROWTH    INDEXED   SOCIALLY
    EQUITY      RETURN     VALUE     BOND     EQUITY    EQUITY   RESPONSIBLE
   PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO
----------------------------------------------------------------------------
     $818       $7,648    $4,901    $1,952    $3,109    $4,295      $199
       95           87       150        61       194       116         2

NOTE 3--Mortality and Expense Risk Charges:
-------------------------------------------------------------------------------

The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made at an annual rate of 1.40% of the daily net asset value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

-------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
-------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                                        NEW YORK LIFE
                                                        INSURANCE AND
                                                        ANNUITY CORPORATION
                                                        LIFESTAGESSM ANNUITY
                                                        SEPARATE ACCOUNT


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Cost to Policyowners (in 000's):
--------------------------------------------------------------------------------

At December 31, 1995, the cost to Policyowners for accumulation units outstand-ing, with adjustments for net investment income, market appreciation/depreciation and deduction for expenses is as follows:

                                 CAPITAL       CASH                 HIGH YIELD
                               APPRECIATION MANAGEMENT GOVERNMENT CORPORATE BOND

                               -------------------------------------------------
Cost to Policyowners (net of
 withdrawals)................    $11,010     $13,446    $ 1,836      $ 6,870
Accumulated net investment
 income......................         18          86        126          230
Accumulated net realized gain
 on investments and realized
 gain distributions received.         28          --          1           50
Unrealized
 appreciation/depreciation on
 investments.................        251          --        (86)        (132)
                                 -------     -------    -------      -------
Net amount applicable to
 Policyowners and New York
 Life Insurance and Annuity
 Corporation.................    $11,307     $13,532    $ 1,877      $ 7,018
                                 =======     =======    =======      =======

                                                        NEW YORK LIFE
                                                        INSURANCE AND
                                                        ANNUITY CORPORATION
                                                        LIFESTAGESSM ANNUITY
                                                        SEPARATE ACCOUNT
--------------------------------------------------------------------------------



INTERNATIONAL    TOTAL                          GROWTH     INDEXED     SOCIALLY
   EQUITY       RETURN      VALUE     BOND      EQUITY     EQUITY     RESPONSIBLE

---------------------------------------------------------------------------------
   $   690      $ 7,387    $ 4,713   $ 1,780    $ 2,670    $ 3,995      $   180
        32          160         28       107         25         68           11
         3            6         10         1        228        122            6
         1           (2)       137       (63)      (171)       (39)         (10)
   -------      -------    -------   -------    -------    -------      -------
   $   726      $ 7,551    $ 4,888   $ 1,825    $ 2,752    $ 4,146      $   187
   =======      =======    =======   =======    =======    =======      =======

NOTE 6--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the period May 1, 1995 (Commencement of Operations) through December 31, 1995, were as follows:

                                                CAPITAL       CASH
                                              APPRECIATION MANAGEMENT GOVERNMENT
                                              ----------------------------------

Units issued on premium payments............         53      51,863         3
Units redeemed on surrenders................         (2)         --        (1)
Units issued (redeemed) on net transfers to
 Fixed Account..............................          3         (40)       --
Units issued (redeemed) on transfers between
 Investment Divisions.......................        897     (38,633)      176
                                                 ------     -------     -----
 Net increase...............................        951      13,190       178
Units outstanding, beginning of period......         --          --        --
                                                 ------     -------     -----
Units outstanding, end of period............        951      13,190       178
                                                 ======     =======     =====

                                                        NEW YORK LIFE
                                                        INSURANCE AND
                                                        ANNUITY CORPORATION
                                                        LIFESTAGESSM ANNUITY
                                                        SEPARATE ACCOUNT
--------------------------------------------------------------------------------

  HIGH YIELD                         TOTAL             GROWTH INDEXED  SOCIALLY
CORPORATE BOND  INTERNATIONAL EQUITY RETURN VALUE BOND EQUITY EQUITY  RESPONSIBLE
---------------------------------------------------------------------------------

       27          3         24          11          12          7         13        --
       (2)        --         (1)         (1)         --         --         --        --
       --         --          4          --          --         --         --        --
      623         64        638         422         161        234        345        17
   ------     ------     ------      ------      ------     ------     ------     -----
      648         67        665         432         173        241        358        17
       --         --         --          --          --         --         --        --
   ------     ------     ------      ------      ------     ------     ------     -----
      648         67        665         432         173        241        358        17
   ======     ======     ======      ======      ======     ======     ======     =====

NOTE 7--Selected Per Unit Data+:
--------------------------------------------------------------------------------

The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout the period) for the period May 1, 1995 (Commencement of Operations) through December 31, 1995, with respect to each Investment Division of the Separate Account:

                                               CAPITAL       CASH
                                             APPRECIATION MANAGEMENT GOVERNMENT

                                             ----------------------------------
Unit value, beginning of period.............    $10.00      $ 1.00     $10.00
Net investment income.......................      0.06        0.02       2.49
Net realized and unrealized gains (losses)
 on security transactions and
 realized capital gain distributions
 received (includes the effect of capital
 share transactions)........................      1.83        0.01      (1.92)
                                                ------      ------     ------
 Unit value, end of period..................    $11.89      $ 1.03     $10.57
                                                ======      ======     ======

+ Per unit data based on average monthly units outstanding during the period.

                                                        NEW YORK LIFE
                                                        INSURANCE AND
                                                        ANNUITY CORPORATION
                                                        LIFESTAGESSM ANNUITY
                                                        SEPARATE ACCOUNT

--------------------------------------------------------------------------------

  HIGH YIELD    INTERNATIONAL TOTAL             GROWTH INDEXED  SOCIALLY
CORPORATE BOND     EQUITY     RETURN VALUE BOND EQUITY EQUITY  RESPONSIBLE
--------------------------------------------------------------------------

   $10.00    $10.00    $10.00   $10.00   $10.00    $10.00   $10.00   $10.00
     1.15      1.36      0.79     0.20     2.16      0.35     0.62     1.60
    (0.32)    (0.46)     0.57     1.12    (1.59)     1.07     0.96    (0.38)
   ------    ------    ------   ------   ------    ------   ------   ------
   $10.83    $10.90    $11.36   $11.32   $10.57    $11.42   $11.58   $11.22
   ======    ======    ======   ======   ======    ======   ======   ======

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the LifeStagesSM Annuity Policyowners:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in total equity and the se-lected per unit data present fairly, in all material respects, the financial position of the New York Life Insurance and Annuity Corporation LifeStagesSM Annuity Separate Account comprised of the Capital Appreciation Investment Di-vision, the Cash Management Investment Division, the Government Investment Di-vision, the High Yield Corporate Bond Investment Division, the International Equity Investment Division, the Total Return Investment Division, the Value Investment Division, the Bond Investment Division, the Growth Equity Invest-ment Division, the Indexed Equity Investment Division and the Socially Respon-sible Investment Division at December 31, 1995, the results of its operations, the changes in its total equity and the selected per unit data for the period May 1, 1995 (commencement of operations) through December 31, 1995, in confor-mity with generally accepted accounting principles. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our au-dit of these financial statements in accordance with generally accepted audit-ing standards which require that we plan and perform the audit to obtain rea-sonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at December 31, 1995 with New York Life MFA Series Fund, Inc. and Acacia Capital Corporation, provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 15, 1996

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

           NEW
          YORK                                          NEW YORK LIFE MFA
[LOGO]    LIFE                                          SERIES FUND, INC.
-------------------------------------------------------------------------------
                                        51 Madison Avenue, New York, N.Y. 10010
                                                                  Annual Report
                                                              December 31, 1995

-------------------------------------------------------------------------------
To Policyowners:

  The assets of NYLIAC Variable Universal Life Separate Account I, NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC LifeStagesSM Separate Account, New York Life Insurance and Annuity Corporation MFA Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account II and New York Life Insurance and Annuity Corporation VLI Separate Account are invested in shares of New York Life MFA Series Fund, Inc. In addition, the assets of NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II and NYLIAC LifeStagesSM Separate Account may be invested in Acacia Capital Corporation, which is not affiliated with New York Life MFA Series Fund, Inc. or NYLIAC and any of its subsidiaries.

  At the Annual Meeting of the Board of Directors of the Fund held on February 21, 1995, executive officers of the Fund were elected. On December 29, 1995, a dividend distribution was paid to NYLIAC Variable Universal Life Separate Ac-count I, NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC LifeStagesSM Separate Account, New York Life In-surance and Annuity Corpo- ration MFA Separate Account I, New York Life Insur-ance and Annuity Corporation MFA Separate Account II and New York Life Insur-ance and Annuity Corporation VLI Separate Account as the sole shareholders of record of New York Life MFA Series Fund, Inc.


                                          /s/ Richard M. Kerman Jr.

                                          Chairman of the Board
                                           and Chief Executive Officer
                                          NEW YORK LIFE MFA SERIES FUND, INC.

CAPITAL APPRECIATION PORTFOLIO                          NEW YORK LIFE MFA
PORTFOLIO OF INVESTMENTS                                SERIES FUND, INC.
December 31, 1995
COMMON STOCKS (91.5%)+


                                                         SHARES       VALUE
                                                       ------------------------

AIRLINES (0.9%)
Atlantic Southeast Airlines, Inc......................      35,200 $    756,800
Southwest Airlines Co.................................      62,300    1,448,475
                                                                   ------------
                                                                      2,205,275
                                                                   ------------
AUTO PARTS (0.8%)
Lear Seating Corp. (a)................................      69,500    2,015,500
                                                                   ------------
BANKS (4.9%)
Bank of New York Co., Inc.............................      73,000    3,558,750
Barnett Banks, Inc....................................      55,000    3,245,000
First Interstate Bancorp..............................      34,500    4,709,250
NationsBank Corp. ....................................       5,500      382,938
                                                                   ------------
                                                                     11,895,938
                                                                   ------------
BIOTECHNOLOGY (1.1%)
Guidant Corp. ........................................      63,100    2,665,975
                                                                   ------------
BROKERAGE (0.2%)
Schwab (Charles) Corp.................................      20,400      410,550
                                                                   ------------
BUILDINGS (1.2%)
Lennar Corp...........................................      26,850      674,606
Oakwood Homes Corp....................................      62,000    2,379,250
                                                                   ------------
                                                                      3,053,856
                                                                   ------------
COMMERCIAL SERVICES (1.1%)
Service Corp. International...........................      62,000    2,728,000
                                                                   ------------
COMPUTERS & OFFICE
 EQUIPMENT (6.7%)
Alco Standard Corp....................................     118,400    5,402,000
Danka Business Systems
 Plc ADR (b)..........................................      72,500    2,682,500
EMC Corp. (a).........................................      60,000      922,500
Hewlett-Packard Co....................................      31,000    2,596,250
Seagate Technology, Inc. (a)..........................      27,500    1,306,250
Sun Microsystems, Inc. (a)............................      76,800    3,504,000
                                                                   ------------
                                                                     16,413,500
                                                                   ------------
CONSUMER DURABLES (1.4%)
Black & Decker Corp...................................      96,100    3,387,525
                                                                   ------------
CONSUMER FINANCIAL
 SERVICES (1.2%)
First Data Corp.......................................      43,600    2,915,750
                                                                   ------------
CONSUMER SERVICES (0.2%)
CUC International Inc. (a)............................      13,200      450,450
                                                                   ------------
DOMESTIC OILS (1.4%)
Triton Energy Corp. (a)...............................      58,400    3,350,700
                                                                   ------------

--------
+ Percentages indicated are based on Fund net assets.

                                                         SHARES       VALUE
                                                       ------------------------

DRUGS (9.3%)
Amgen, Inc. (a).......................................      83,600 $  4,963,750
Elan Corp. Plc ADR (a)(b).............................      68,000    3,306,500
Genzyme Corp. (a).....................................      47,900    2,987,763
Mylan Laboratories Inc................................     122,150    2,870,525
Pharmacia & Upjohn, Inc...............................      66,000    2,557,500
Schering-Plough Corp..................................      65,200    3,569,700
Teva Pharmaceutical Industries Ltd. ADR (b)...........      54,000    2,504,250
                                                                   ------------
                                                                     22,759,988
                                                                   ------------
ELECTRONICS (1.2%)
Vishay Intertechnology, Inc. (a)......................      90,820    2,860,830
                                                                   ------------
ENERGY (0.6%)
Abacan Resource Corp. (a).............................     550,000    1,478,125
                                                                   ------------
FINANCE (7.8%)
Federal National
 Mortgage Association.................................      23,200    2,879,700
Green Tree Financial Corp.............................     202,400    5,338,300
Household International, Inc. ........................      58,700    3,470,638
MGIC Investment Corp..................................      50,800    2,755,900
Travelers Group Inc...................................      75,166    4,726,062
                                                                   ------------
                                                                     19,170,600
                                                                   ------------
FINANCIAL SERVICES (3.3%)
First USA, Inc........................................      75,700    3,359,188
SunAmerica Inc. ......................................      98,100    4,659,750
                                                                   ------------
                                                                      8,018,938
                                                                   ------------
HEALTH CARE (7.9%)
Columbia/HCA Healthcare Corp..........................      74,812    3,796,709
HealthCare COMPARE Corp. (a)..........................      46,600    2,027,100
HEALTHSOUTH Corp. (a).................................      90,000    2,621,250
Humana, Inc. (a)......................................      81,000    2,217,375
OrNda HealthCorp. (a).................................     105,500    2,452,875
Unison HealthCare Corp. (a)...........................     104,000      975,000
United Healthcare Corp................................      78,700    5,154,850
                                                                   ------------
                                                                     19,245,159
                                                                   ------------
HOUSEHOLD PRODUCTS (0.1%)
Singer Company N.V.(The)..............................       4,800      133,800
                                                                   ------------
INSURANCE (1.8%)
American International Group, Inc.                          47,750    4,416,875
                                                                   ------------
MEDIA (1.2%)
Viacom Inc. Class A (a)...............................       5,360      245,890
Viacom Inc. Class B (a)...............................      59,412    2,814,643
                                                                   ------------
                                                                      3,060,533
                                                                   ------------
MEDICAL EQUIPMENT (3.6%)
Cordis Corp. (a)......................................      37,200    3,738,600
Medtronic, Inc. ......................................      69,800    3,900,075

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995
COMMON STOCKS (CONTINUED)


                                                          SHARES       VALUE
                                                        ------------------------

MEDICAL EQUIPMENT (Continued)
Waters Corp. (a).......................................      62,500 $  1,140,625
                                                                    ------------
                                                                       8,779,300
                                                                    ------------
PUBLISHING (0.9%)
News Corp. Ltd. ADR (b)................................     104,300    2,229,412
                                                                    ------------
RESTAURANTS &
 LODGING (3.4%)
HFS Inc. (a)...........................................      81,000    6,621,750
Lone Star Steakhouse &
 Saloon, Inc. (a)......................................      45,000    1,726,875
                                                                    ------------
                                                                       8,348,625
                                                                    ------------
RETAIL (8.6%)
Bed Bath & Beyond, Inc. (a)............................      35,000    1,358,438
Cato Corp. Class A.....................................      36,400      282,100
Circuit City Stores, Inc. .............................      61,100    1,687,887
Gymboree Corp. (a).....................................      50,000    1,031,250
Home Depot, Inc. (The).................................      61,600    2,949,100
Kohl's Corp. (a).......................................      50,500    2,651,250
Kroger Co. (The) (a)...................................     104,000    3,900,000
Lowe's Companies, Inc..................................      96,400    3,229,400
Office Depot, Inc. (a).................................      95,975    1,895,506
Sunglass Hut International, Inc. (a)                         82,000    1,947,500
                                                                    ------------
                                                                      20,932,431
                                                                    ------------
SOFTWARE (5.6%)
Computer Associates
 International, Inc....................................     100,450    5,713,094
Microsoft Corp. (a)....................................      13,200    1,158,300
Oracle Corp. (a).......................................      79,500    3,368,812
Sterling Software, Inc. (a)............................      57,000    3,555,375
                                                                    ------------
                                                                      13,795,581
                                                                    ------------
TECHNOLOGY (9.6%)
General Motors Corp. Class E...........................      47,000    2,444,000
Intel Corp.............................................      69,000    3,915,750
Lam Research Corp. (a).................................      67,000    3,065,250
Linear Technology Corp. ...............................      48,000    1,884,000
Micron Technology Inc..................................      86,000    3,407,750
Motorola, Inc..........................................      35,500    2,023,500
3Com Corp. (a).........................................     146,400    6,825,900
                                                                    ------------
                                                                      23,566,150
                                                                    ------------
TELECOMMUNICATION
 EQUIPMENT (0.4%)
General Instrument Corp. (a)...........................      31,500      736,313
Scientific-Atlanta, Inc................................      22,900      343,500
                                                                    ------------
                                                                       1,079,813
                                                                    ------------
TELECOMMUNICATION
 SERVICES (2.1%)
Tele-Communications International, Inc. Class A (a)....      60,000    1,365,000
WorldCom, Inc. (a).....................................     107,894    3,803,263
                                                                    ------------
                                                                       5,168,263
                                                                    ------------

                                                     SHARES        VALUE
                                                   -----------------------------

TEXTILE & APPAREL (3.0%)
Nine West Group Inc. (a)..........................      80,000  $  3,000,000
Warnaco Group, Inc. (The) Class A                       97,600     2,440,000
Wolverine World Wide, Inc.........................      57,000     1,795,500
                                                                ------------
                                                                   7,235,500
                                                                ------------
Total Common Stocks
 (Cost $167,003,537)..............................               223,772,942
                                                                ------------
PREFERRED STOCK (0.2%)
PUBLISHING (0.2%)
News Corp. Ltd. ADR--
 Preference Shares (b)............................      28,500       548,625
                                                                ------------
Total Preferred Stock
 (Cost $455,577)..................................                   548,625
                                                                ------------
SHORT-TERM
INVESTMENTS (7.8%)

                                                    PRINCIPAL
                                                     AMOUNT
                                                    ---------
COMMERCIAL PAPER (7.8%)
American General Finance Corp.
 5.96%, due 1/3/96................................ $ 4,131,000     4,131,000
General Electric Capital Corp.
 5.71%, due 1/4/96................................   8,343,000     8,343,000
Prudential Funding Corp.
 5.93%, due 1/2/96................................   6,552,000     6,552,000
                                                                ------------
Total Short-Term Investments
 (Cost $19,026,000)...............................                19,026,000
                                                                ------------
Total Investments
 (Cost $186,485,114) (c)..........................        99.5%  243,347,567 (d)
Cash and Other Assets,
 Less Liabilities.................................         0.5     1,188,251
                                                   -----------  ------------
Net Assets........................................       100.0% $244,535,818
                                                   ===========  ============

--------
(a) Non-income producing securities.
(b) ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1995 net unrealized appreciation was $56,862,453, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $61,035,747 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,173,294.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.
CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of December 31, 1995                   For the year ended December 31, 1995

ASSETS:
 Investment in securities, at value (Note 2)
  (identified cost $186,485,114).................................. $243,347,567
 Cash.............................................................          864
 Receivables:
 Fund shares sold.................................................      662,626
 Investment securities sold.......................................      518,149
 Dividends and interest...........................................      122,113
 NYLIAC...........................................................       61,197
 Other assets.....................................................          363
                                                                   ------------
   Total assets...................................................  244,712,879
                                                                   ------------
LIABILITIES:
 Payables:
 Adviser..........................................................       71,782
 Recordkeeping....................................................       46,390
 Administrator....................................................       19,939
 Custodian........................................................        4,405
 Accrued expenses.................................................       34,545
                                                                   ------------
   Total liabilities..............................................      177,061
                                                                   ------------
 Net assets applicable to
  outstanding shares.............................................. $244,535,818
                                                                   ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
  50 million shares authorized.................................... $    157,845
 Additional paid-in capital.......................................  194,853,627
 Accumulated net realized loss
  on investments..................................................   (7,338,107)
 Net unrealized appreciation
  on investments..................................................   56,862,453
                                                                   ------------
 Net assets applicable to
  outstanding shares.............................................. $244,535,818
                                                                   ============
 Shares of capital stock outstanding..............................   15,784,450
                                                                   ============
 Net asset value per share outstanding............................ $      15.49
                                                                   ============

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $    947,338
 Interest.........................................................    1,254,492
                                                                   ------------
   Total income...................................................    2,201,830
                                                                   ------------
 Expenses: (Note 2)
 Advisory (Note 3)................................................      609,035
 Recordkeeping....................................................      442,909
 Administration (Note 3)..........................................      338,353
 Shareholder communication........................................       54,342
 Auditing.........................................................       27,822
 Custodian........................................................       24,104
 Directors........................................................       11,659
 Legal............................................................        9,761
 Amortization of organization expense.............................        1,535
 Miscellaneous....................................................       10,419
                                                                   ------------
   Total expenses
    before reimbursement..........................................    1,529,939
 Expense reimbursement from
  Administrator (Note 3)..........................................     (294,951)
                                                                   ------------
   Net expenses...................................................    1,234,988
                                                                   ------------
 Net investment income............................................      966,842
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments.................................   (4,093,457)
 Net change in unrealized appreciation
  on investments..................................................   52,411,784
                                                                   ------------
 Net realized and unrealized gain
  on investments..................................................   48,318,327
                                                                   ------------
 Net increase in net assets resulting
  from operations................................................. $ 49,285,169
                                                                   ============

--------
(a) Dividends recorded net of foreign withholding taxes in the amount of $5,215.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1995 and December 31, 1994

                                                         1995          1994
                                                     ---------------------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income.............................  $    966,842  $    493,813
 Net realized loss on investments..................    (4,093,457)   (2,957,251)
 Net change in unrealized appreciation on invest-
  ments............................................    52,411,784       710,503
                                                     ------------  ------------
 Net increase (decrease) in net assets resulting
  from operations..................................    49,285,169    (1,752,935)
                                                     ------------  ------------
 Dividends to shareholders:
 From net investment income........................      (967,677)     (493,282)
                                                     ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares..................    92,210,559    73,263,025
 Net asset value of shares issued to shareholders
  in reinvestment of dividends.....................       967,677       493,282
                                                     ------------  ------------
                                                       93,178,236    73,756,307
 Cost of shares redeemed...........................   (10,959,038)     (995,909)
                                                     ------------  ------------
  Increase in net assets derived from capital share
   transactions....................................    82,219,198    72,760,398
                                                     ------------  ------------
  Net increase in net assets.......................   130,536,690    70,514,181
NET ASSETS:
 Beginning of year.................................   113,999,128    43,484,947
                                                     ------------  ------------
 End of year.......................................  $244,535,818  $113,999,128
                                                     ============  ============
 Accumulated undistributed net investment income...  $         --  $        835
                                                     ============  ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                 JANUARY 29,
                                                                  1993 (a)
                                                                   THROUGH
                                    YEAR ENDED DECEMBER 31      DECEMBER 31,
                                       1995          1994           1993
                                   --------------------------------------------
Net asset value at beginning of
 period........................... $      11.45  $      12.03   $       10.00
                                   ------------  ------------   -------------
Net investment income.............         0.06          0.05            0.02
Net realized and unrealized gain
 (loss) on investments............         4.04         (0.58)           2.03
                                   ------------  ------------   -------------
Total from investment operations..         4.10         (0.53)           2.05
                                   ------------  ------------   -------------
Less dividends:
 From net investment income.......        (0.06)        (0.05)          (0.02)
                                   ------------  ------------   -------------
Net asset value at end of period.. $      15.49  $      11.45   $       12.03
                                   ============  ============   =============
Total investment return (b).......        35.78%        (4.38%)         20.54%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income............         0.57%         0.63%           0.46%+
 Net expenses.....................         0.73%         0.73%           0.73%+
 Expenses (before reimbursement)..         0.90%         0.91%           1.15%+
Portfolio turnover rate...........           35%           39%             28%
Net assets at end of period (in
 000's)........................... $    244,536  $    113,999   $      43,485

--------
(a) Commencement of Operations.
(b) Total return is not annualized.
 + Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO                               NEW YORK LIFE MFA
PORTFOLIO OF INVESTMENTS                                SERIES FUND, INC.
December 31, 1995
SHORT-TERM INVESTMENTS (100.0%)+

                                                         PRINCIPAL   AMORTIZED
                                                          AMOUNT        COST
                                                        ------------------------

BANK NOTES (4.8%)
First Systems Bank-Fargo,
 North Dakota
 5.93%, due 6/3/96 (c)(d).............................. $ 2,500,000 $  2,500,250
Fleet National Bank-Province, Rhode Island
 5.88%, due 10/30/96 (c)(d)............................   1,700,000    1,700,000
                                                                    ------------
                                                                       4,200,250
                                                                    ------------
CERTIFICATES OF
 DEPOSIT (10.8%)
Bayerische Vereinsbank AG
 6.00%, due 7/24/96 (d)................................   3,000,000    3,000,000
First National Bank of Maryland
 5.90%, due 10/23/96 (c)(d)............................   2,000,000    2,000,000
Industrial Bank of Japan Ltd. 5.86%, due 1/11/96 (d)...   1,000,000      999,896
Merchantile Safe Deposit &
 Trust Co.
 5.73%, due 12/23/96 (c)(d)............................     500,000      500,248
Mitsubishi Bank
 6.13%, due 1/4/96 (d).................................   3,000,000    3,000,002
                                                                    ------------
                                                                       9,500,146
                                                                    ------------
MEDIUM-TERM NOTES (8.6%)
AT&T Capital Corp.
 6.99%, due 10/4/96 (d)................................   1,000,000    1,008,433
First National Bank of Minneapolis
 9.33%, due 2/26/96 (d)................................   1,000,000    1,005,094
First Security Bank of Idaho
 6.88%, due 10/4/96 (d)................................   2,000,000    2,017,500
General Electric Capital Corp.
 5.71%, due 6/6/96 (c)(d)..............................   1,000,000    1,000,000
International Lease Finance Corp.
 6.80%, due 9/30/96 (d)................................   1,000,000    1,006,955
Kingdom of Spain
 9.35%, due 5/27/96 (d)................................   1,000,000    1,013,140
Norwest Corp.
 4.86%, due 6/28/96 (d)................................     500,000      497,595
                                                                    ------------
                                                                       7,548,717
                                                                    ------------
COMMERCIAL PAPER (75.8%)
ABN-AMRO North America Finance Inc.
 5.68%, due 2/16/96....................................     500,000      496,371
Banca CRT Financial Corp.
 5.67%, due 3/1/96.....................................   1,800,000    1,782,990
 5.69%, due 2/26/96....................................     800,000      792,919
 5.73%, due 1/26/96....................................   1,000,000      996,021
Banco Real S.A., Grand Cayman
 5.63%, due 4/12/96....................................   1,000,000      984,062
Bancomer S.A.
 5.37%, due 9/13/96....................................   1,000,000      961,813
 5.42%, due 7/11/96....................................   1,000,000      971,093

--------
+ Percentages indicated are based on Fund net assets.

                                                        PRINCIPAL   AMORTIZED
                                                         AMOUNT        COST
                                                       ------------------------

COMMERCIAL PAPER (Continued)
Bank of Scotland
 5.32%, due 6/11/96................................... $ 1,000,000 $    976,060
Barton Capital Corp.
 5.95%, due 1/9/96 (b)................................   3,000,000    2,996,033
 6.00%, due 1/9/96 (b)................................     800,000      798,933
Caisse Centrale des
 Banques Populaires
 5.61%, due 3/18/96...................................   2,000,000    1,976,002
 5.75%, due 1/8/96....................................   2,000,000    1,997,764
Cargill Inc.
 5.75%, due 1/8/96....................................   1,100,000    1,098,770
Coles Myer Finance Ltd.
 5.68%, due 2/6/96....................................   1,200,000    1,193,184
 5.71%, due 2/6/96....................................   2,000,000    1,988,580
 5.74%, due 2/2/96....................................   1,000,000      994,898
Compagnie Bancaire
 5.52%, due 4/11/96...................................   1,000,000      984,513
 5.62%, due 1/10/96...................................     500,000      499,298
 5.85%, due 1/11/96...................................   1,800,000    1,797,075
Corporacion Andina de Fomento
 5.65%, due 1/18/96...................................   1,000,000      997,332
COSCO (Cayman) Co. Ltd.
 5.75%, due 2/9/96....................................   1,450,000    1,440,968
Credito Italiano (DE) Inc.
 5.66%, due 1/29/96...................................   1,000,000      995,598
Echlin Inc.
 5.75%, due 1/29/96...................................   2,000,000    1,991,056
Idaho Power Co.
 5.85%, due 1/9/96....................................   2,000,000    1,997,400
Island Finance Puerto Rico Inc.
 5.63%, due 2/29/96...................................   1,800,000    1,783,391
 5.72%, due 1/22/96...................................   1,500,000    1,494,995
Kingdom of Sweden
 5.65%, due 3/8/96....................................   1,700,000    1,682,124
Morgan Stanley Group Inc.
 5.70%, due 2/9/96....................................   2,500,000    2,484,562
Nationwide Building Society
 5.66%, due 3/14/96...................................     600,000      593,114
NICOR Inc.
 5.63%, due 2/9/96....................................   1,000,000      993,901
Pacificorp
 5.70%, due 1/8/96....................................   3,300,000    3,296,343
Pemex Capital Inc.
 5.65%, due 1/23/96...................................   1,000,000      996,547
 5.90%, due 1/17/96...................................   1,500,000    1,496,067
Petroleo Brasileiro S.A.-Petrobras
 5.72%, due 1/3/96....................................     500,000      499,841
 5.74%, due 1/3/96....................................     800,000      799,745
Petroleos de Venezuela S.A.
 5.57%, due 3/8/96....................................   1,000,000      989,634
Receivables Capital Corp.
 5.75%, due 1/4/96 (b)................................   2,000,000    1,999,042
 5.75%, due 1/29/96 (b)...............................   1,800,000    1,791,950
Shinhan Bank
 5.82%, due 2/12/96...................................   2,600,000    2,582,346

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995
SHORT-TERM INVESTMENTS (CONTINUED)

                                                   PRINCIPAL       AMORTIZED
                                                    AMOUNT            COST
                                                  -----------------------------

COMMERCIAL PAPER (Continued)
Songs Fuel Co.
 5.57%, due 3/15/96.............................. $ 1,207,000     $  1,193,181
 5.80%, due 1/31/96..............................   3,000,000        2,985,500
Svenska Handelsbanken Inc.
 5.60%, due 1/16/96..............................   1,000,000          997,667
Transamerica Finance Corp.
 5.60%, due 3/4/96...............................   4,000,000        3,960,800
Unibanco-Uniao de Bancos Brasilieros S.A., Grand
 Cayman
 5.66%, due 4/15/96..............................   2,000,000        1,966,983
USL Capital Corp.
 5.73%, due 1/26/96..............................     300,000          298,806
                                                                  ------------
                                                                    66,595,272
                                                                  ------------
Total Short-Term Investments
 (Amortized Cost $87,844,385) (e)                       100.0%      87,844,385
Liabilities in Excess of
 Cash and Other Assets...........................        (0.0)(a)       (5,041)
                                                  -----------     ------------
Net Assets.......................................       100.0%    $ 87,839,344
                                                  ===========     ============

--------
(a) Less than one tenth of a percent.
(b) May be sold to institutional investors only.
(c) Floating rate. Rate shown is the rate in effect at December 31, 1995.
(d) Coupon interest bearing security.
(e) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the
diversification of Cash Management
Portfolio investments by industry.

SHORT-TERM INVESTMENTS

                                                         AMORTIZED
                                                           COST      PERCENT +
                                                        ------------------------
Auto Parts............................................. $ 1,991,056      2.3%
Banks #................................................  53,665,121     61.1
Brokerage..............................................   2,484,562      2.8
Conglomerates..........................................   1,000,000      1.1
Finance................................................  13,434,855     15.3
Food...................................................   1,098,770      1.3
Foreign Government.....................................   2,695,264      3.1
Utilities..............................................   9,472,423     10.8
Utilities-Gas..........................................     993,901      1.1
Utilities-Telephone....................................   1,008,433      1.1
                                                        -----------    -----
                                                         87,844,385    100.0
Liabilities in Excess of
 Cash and Other Assets.................................      (5,041)    (0.0)(a)
                                                        -----------    -----
Net Assets............................................. $87,839,344    100.0%
                                                        ===========    =====

--------
+ Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certifi-cates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.
(a) Less than one tenth of a percent.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.
CASH MANAGEMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of December 31, 1995                   For the year ended December 31, 1995

ASSETS:
 Investment in securities, at value (Note 2) (amortized cost
  $87,844,385)................................................... $ 87,844,385
 Receivables:
 Interest........................................................      369,768
 Investment securities sold......................................      199,090
 NYLIAC..........................................................       15,271
 Other assets....................................................          166
                                                                  ------------
   Total assets..................................................   88,428,680
                                                                  ------------
LIABILITIES:
 Payables:
 Custodian.......................................................      119,932
 Recordkeeping...................................................       29,621
 Adviser.........................................................       17,289
 Administrator...................................................        6,915
 Directors.......................................................          634
 Accrued expenses................................................       50,963
 Dividend payable................................................      363,982
                                                                  ------------
   Total liabilities.............................................      589,336
                                                                  ------------
 Net assets applicable to
  outstanding shares............................................. $ 87,839,344
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
  200 million shares authorized.................................. $    878,410
 Additional paid-in capital......................................   86,962,267
 Accumulated net realized loss
  on investments.................................................       (1,333)
                                                                  ------------
 Net assets applicable to
  outstanding shares............................................. $ 87,839,344
                                                                  ============
 Shares of capital stock outstanding.............................   87,841,000
                                                                  ============
 Net asset value per share outstanding........................... $       1.00
                                                                  ============

INVESTMENT INCOME:
 Income:
 Interest......................................................... $  4,065,628
                                                                   ------------
 Expenses: (Note 2)
 Recordkeeping (Note 3)...........................................      237,763
 Advisory (Note 3)................................................      167,656
 Administration (Note 3)..........................................      134,125
 Shareholder communication........................................       44,802
 Auditing.........................................................       20,689
 Custodian........................................................        9,381
 Legal............................................................        5,662
 Directors........................................................        5,332
 Amortization of organization expense.............................        1,535
 Miscellaneous....................................................        5,437
                                                                   ------------
   Total expenses
    before reimbursement..........................................      632,382
 Expense reimbursement from
  Administrator (Note 3)..........................................     (216,593)
                                                                   ------------
   Net expenses...................................................      415,789
                                                                   ------------
 Net investment income............................................    3,649,839
                                                                   ------------
REALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments.................................         (949)
                                                                   ------------
 Net increase in net assets resulting
  from operations................................................. $  3,648,890
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1995 and December 31, 1994

                                                         1995          1994
                                                      --------------------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income.............................  $  3,649,839  $  2,310,893
 Net realized loss on investments..................          (949)         (342)
                                                     ------------  ------------
 Net increase in net assets resulting from opera-
  tions............................................     3,648,890     2,310,551
                                                     ------------  ------------
 Dividends to shareholders:
 From net investment income........................    (3,649,839)   (2,310,893)
                                                     ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares..................   128,846,016    99,252,119
 Net asset value of shares issued to shareholders
  in reinvestment of dividends.....................     3,587,829     2,011,001
 Net asset value of shares issued in connection
  with acquisition of Money Market Portfolio.......            --    37,601,126
                                                     ------------  ------------
                                                      132,433,845   138,864,246
 Cost of shares redeemed...........................  (115,709,733)  (94,480,925)
                                                     ------------  ------------
  Increase in net assets derived from capital share
   transactions....................................    16,724,112    44,383,321
                                                     ------------  ------------
  Net increase in net assets.......................    16,723,163    44,382,979
NET ASSETS:
 Beginning of year.................................    71,116,181    26,733,202
                                                     ------------  ------------
 End of year.......................................  $ 87,839,344  $ 71,116,181
                                                     ============  ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                 JANUARY 29,
                                                                   1993 (A)
                                                                   THROUGH
                                      YEAR ENDED DECEMBER 31     DECEMBER 31,
                                         1995          1994          1993
                                     ------------------------------------------
Net asset value at beginning of pe-
 riod..............................  $       1.00  $       1.00  $       1.00
                                     ------------  ------------  ------------
Net investment income..............          0.05          0.04          0.02
                                     ------------  ------------  ------------
Less dividends:
 From net investment income........         (0.05)        (0.04)        (0.02)
                                     ------------  ------------  ------------
Net asset value at end of period...  $       1.00  $       1.00  $       1.00
                                     ============  ============  ============
Total investment return (b)........          5.59%         3.82%         2.40%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income.............          5.44%         3.97%         2.65%+
 Net expenses......................          0.62%         0.62%         0.62%+
 Expenses (before reimbursement)...          0.94%         0.89%         1.10%+
Net assets at end of period (in
 000's)............................  $     87,839  $     71,116  $     26,733

--------
(a) Commencement of Operations.
(b) Total return is not annualized.
 + Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO                                    NEW YORK LIFE MFA
PORTFOLIO OF INVESTMENTS                                SERIES FUND, INC.
December 31, 1995
LONG-TERM U.S. GOVERNMENT & FEDERAL AGENCIES (98.4%)+

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                       ------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (MORTGAGE
 PASS-THROUGH SECURITY) (2.3%)
 6.00%, due 8/1/24...................................  $ 1,525,099 $  1,477,196
                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD (MORTGAGE
 PASS-THROUGH SECURITIES) (4.1%)
 6.00%, due 2/20/26 TBA (b)..........................    1,725,000    1,668,938
 7.00%, due 2/13/26 TBA (b)..........................    1,000,000    1,007,500
                                                                   ------------
                                                                      2,676,438
                                                                   ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (1.8%)
 8.50%, due 2/1/05...................................    1,075,000    1,176,136
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (COLLATERALIZED
 MORTGAGE
 OBLIGATIONS) (1.7%)
 Series 1993-76 Class B
 6.00%, due 6/25/08..................................      522,941      494,995
 Series 1993-89 Class D
 7.00%, due 6/25/23..................................      625,000      602,831
                                                                   ------------
                                                                      1,097,826
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS- THROUGH SECURITY) (4.8%)
 7.00%, due 2/15/11 TBA (b)..........................    3,050,000    3,102,887
                                                                   ------------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (9.9%)
 5.50%, due 2/22/26, ARM
 TBA (b)(c)..........................................    2,825,000    2,825,000
 7.50%, due 2/20/26 TBA (b)..........................    1,225,000    1,258,308
 8.00%, due 2/20/26 TBA (b)..........................    2,225,000    2,314,000
                                                                   ------------
                                                                      6,397,308
                                                                   ------------

--------
+ Percentages indicated are based on Fund net assets.

                                                   PRINCIPAL
                                                    AMOUNT        VALUE
                                                  -----------------------------

UNITED STATES TREASURY
 BONDS (17.3%)
 6.875%, due 8/15/25............................. $ 3,875,000  $  4,370,264
 7.625%, due 2/15/25.............................   5,050,000     6,175,191
 11.25%, due 2/15/15.............................     425,000       680,331
                                                               ------------
                                                                 11,225,786
                                                               ------------
UNITED STATES TREASURY
 NOTES (56.5%)
 4.75%, due 2/15/97 (a)..........................   4,250,000     4,224,755
 5.625%, due 6/30/97.............................   2,350,000     2,364,688
 5.625%, due 11/30/00............................   1,175,000     1,185,645
 6.375%, due 8/15/02.............................   3,450,000     3,617,636
 7.75%, due 12/31/99.............................   5,375,000     5,832,735
 7.875%, due 11/15/99............................   3,600,000     3,913,884
 7.875%, due 11/15/04............................   2,325,000     2,691,187
 8.125%, due 2/15/98.............................   3,125,000     3,304,687
 8.75%, due 10/15/97.............................   3,000,000     3,179,520
 9.00%, due 5/15/98..............................   5,825,000     6,307,368
                                                               ------------
                                                                 36,622,105
                                                               ------------
Total Long-Term U.S. Government & Federal
 Agencies
 (Cost $62,271,015)..............................                63,775,682
                                                               ------------
SHORT-TERM
U.S. GOVERNMENT (18.8%)
UNITED STATES TREASURY NOTES (18.8%)
 4.625%, due 2/15/96 (a).........................   9,325,000     9,319,125
 9.25%, due 1/15/96 (a)..........................   2,875,000     2,879,054
                                                               ------------
Total Short-Term
 U.S. Government
 (Cost $12,201,455)..............................                12,198,179
                                                               ------------
Total Investments
 (Cost $74,472,470) (d)..........................       117.2%   75,973,861 (e)
Liabilities in Excess of
 Cash and Other Assets...........................       (17.2)  (11,161,483)
                                                  -----------  ------------
Net Assets.......................................       100.0% $ 64,812,378
                                                  ===========  ============

--------
(a) Segregated or partially segregated as collateral for TBA.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) ARM--Adjustable Rate Mortgage. Resets annually.
(d) The cost for Federal income tax purposes is $74,671,788.
(e) At December 31, 1995 net unrealized appreciation was $1,302,073, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,305,349 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,276.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of December 31, 1995                   For the year ended December 31, 1995

ASSETS:
 Investment in securities, at value (Note 2)
  (identified cost $74,472,470)................................... $ 75,973,861
 Cash.............................................................          150
 Receivables:
 Interest.........................................................    1,322,981
 Fund shares sold.................................................      230,109
 Investment securities sold.......................................       15,359
 Other assets.....................................................          145
                                                                   ------------
   Total assets...................................................   77,542,605
                                                                   ------------
LIABILITIES:
 Payables:
 Investment securities purchased..................................   12,654,858
 Adviser..........................................................       16,024
 NYLIAC...........................................................       11,296
 Recordkeeping....................................................       10,419
 Administrator....................................................        5,341
 Custodian........................................................        3,418
 Directors........................................................          634
 Accrued expenses.................................................       28,237
                                                                   ------------
   Total liabilities..............................................   12,730,227
                                                                   ------------
 Net assets applicable to
  outstanding shares.............................................. $ 64,812,378
                                                                   ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
  50 million shares authorized.................................... $     64,767
 Additional paid-in capital.......................................   66,706,318
 Accumulated net realized loss
  on investments..................................................   (3,460,098)
 Net unrealized appreciation
  on investments..................................................    1,501,391
                                                                   ------------
 Net assets applicable to
  outstanding shares.............................................. $ 64,812,378
                                                                   ============
 Shares of capital stock outstanding..............................    6,476,696
                                                                   ============
 Net asset value per share outstanding............................ $      10.01
                                                                   ============

INVESTMENT INCOME:
 Income:
 Interest......................................................... $  4,907,647
                                                                   ------------
 Expenses: (Note 2)
 Advisory (Note 3)................................................      173,920
 Administration (Note 3)..........................................      115,947
 Recordkeeping....................................................      114,007
 Shareholder communication........................................       19,843
 Auditing.........................................................       19,100
 Custodian........................................................       16,976
 Legal............................................................        4,859
 Directors........................................................        4,781
 Amortization of organization expense.............................        1,535
 Portfolio pricing................................................        1,463
 Miscellaneous....................................................        3,895
                                                                   ------------
   Total expenses
    before reimbursement..........................................      476,326
 Expense reimbursement from
  Administrator (Note 3)..........................................      (87,910)
                                                                   ------------
   Net expenses...................................................      388,416
                                                                   ------------
 Net investment income............................................    4,519,231
                                                                   ------------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments.................................    1,575,754
 Net change in unrealized depreciation
  on investments..................................................    2,860,304
                                                                   ------------
 Net realized and unrealized gain
  on investments..................................................    4,436,058
                                                                   ------------
 Net increase in net assets resulting
  from operations................................................. $  8,955,289
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO                                    NEW YORK LIFE MFA
STATEMENT OF CHANGES IN NET ASSETS                      SERIES FUND, INC.
For the years ended December 31, 1995 and December 31, 1994

                                                         1995          1994
                                                     ---------------------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income.............................  $  4,519,231  $  4,719,554
 Net realized gain (loss) on investments...........     1,575,754    (4,781,332)
 Net change in unrealized depreciation on invest-
  ments............................................     2,860,304      (938,174)
                                                     ------------  ------------
 Net increase (decrease) in net assets resulting
  from operations..................................     8,955,289      (999,952)
                                                     ------------  ------------
 Dividends to shareholders:
 From net investment income........................    (4,482,125)   (4,619,677)
                                                     ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares..................    12,152,261    23,924,993
 Net asset value of shares issued to shareholders
  in reinvestment of dividends.....................     4,482,125     4,619,677
                                                     ------------  ------------
                                                       16,634,386    28,544,670
 Cost of shares redeemed...........................   (17,936,046)   (8,049,708)
                                                     ------------  ------------
  Increase (decrease) in net assets derived from
   capital share transactions......................    (1,301,660)   20,494,962
                                                     ------------  ------------
  Net increase in net assets.......................     3,171,504    14,875,333
NET ASSETS:
 Beginning of year.................................    61,640,874    46,765,541
                                                     ------------  ------------
 End of year.......................................  $ 64,812,378  $ 61,640,874
                                                     ============  ============
 Accumulated distribution in excess of net invest-
  ment income......................................  $         --  $    (17,378)
                                                     ============  ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                  JANUARY 29,
                                                                    1993 (a)
                                                                    THROUGH
                                      YEAR ENDED DECEMBER 31      DECEMBER 31,
                                         1995          1994           1993
                                     -------------------------------------------
Net asset value at beginning of pe-
 riod..............................  $       9.21  $      10.15   $      10.00
                                     ------------  ------------   ------------
Net investment income..............          0.75          0.75           0.82
Net realized and unrealized gain
 (loss) on investments.............          0.80         (0.94)         (0.25)
                                     ------------  ------------   ------------
Total from investment operations...          1.55         (0.19)          0.57
                                     ------------  ------------   ------------
Less dividends:
 From net investment income........         (0.75)        (0.75)         (0.42)
                                     ------------  ------------   ------------
Net asset value at end of period...  $      10.01  $       9.21   $      10.15
                                     ============  ============   ============
Total investment return (b)........         16.72%        (1.84%)         5.63%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income.............          7.80%         8.16%          8.46%+
 Net expenses......................          0.67%         0.67%          0.67%+
 Expenses (before reimbursement)...          0.82%         0.87%          1.02%+
Portfolio turnover rate............           592%          483%           501%
Net assets at end of period (in
 000's)............................  $     64,812  $     61,641   $     46,766

--------
(a) Commencement of Operations.
(b) Total return is not annualized.
 + Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1995

LONG-TERM BONDS (47.4%)+
CONVERTIBLE BOND (1.3%)

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                       ------------------------

CELLULAR TELEPHONE (1.3%)
PriCellular Wireless Corp.
 (zero coupon), due 10/1/03
 12.25%, beginning 10/1/98............................ $   650,000 $    502,125
 Series B
 (zero coupon), due 11/15/01
 14.00%, beginning 5/15/98............................      50,000       44,000
                                                                   ------------
                                                                        546,125
                                                                   ------------
CHILD CARE SERVICES (1.0%)
La Petite Holdings Corp.
 9.625%, due 8/1/01...................................     500,000      443,750
                                                                   ------------
CONSUMER DURABLES (0.9%)
Selmer Co., Inc.
 11.00%, due 5/15/05..................................     400,000      394,000
                                                                   ------------
CONTAINERS (0.2%)
Gaylord Containers Corp.
 (zero coupon), due 5/15/05
 12.75%, beginning 5/15/96............................     100,000       98,500
                                                                   ------------
DOMESTIC OIL & GAS (0.9%)
Petro PSC Properties L.P.
 12.50%, due 6/1/02...................................     400,000      380,000
                                                                   ------------
FOOD, BEVERAGES & TOBACCO (4.0%)
All-American Bottling Corp.
 13.00%, due 8/15/01..................................     500,000      422,500
American Restaurant Group, Inc.
 10.25%, due 9/30/00 (c)..............................   2,000,000      619,992
 12.00%, due 9/15/98..................................     200,000      156,000
Liggett Group, Inc.
 Series B
 11.50%, due 2/1/99...................................     500,000      415,000
SC International Services, Inc.
 13.00%, due 10/1/05..................................     100,000      107,000
                                                                   ------------
                                                                      1,720,492
                                                                   ------------
INDUSTRIAL (3.0%)
Atlantis Plastics, Inc.
 11.00%, due 2/15/03..................................     400,000      348,000
Great Dane Holdings, Inc.
 12.75%, due 8/1/01...................................     620,000      565,750
Newflo Corp., Series B
 13.25%, due 11/15/02.................................     350,000      364,000
                                                                   ------------
                                                                      1,277,750
                                                                   ------------
MACHINERY (0.7%)
Thermadyne Holdings Corp.
 10.75%, due 11/1/03..................................     290,000      290,725
                                                                   ------------
MEDIA (3.4%)
Garden State Newspapers, Inc.
 12.00%, due 7/1/04...................................     300,000      301,500

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                       ------------------------

RETAIL (1.3%)
Michaels Stores, Inc.
 4.75%, due 1/15/03
 6.75%, beginning 1/15/96............................. $   730,000 $    558,450
                                                                   ------------
Total Convertible Bond
 (Cost $576,002)......................................                  558,450
                                                                   ------------
CORPORATE BONDS (39.3%)
ADVERTISING (0.6%)
Sullivan Graphics, Inc.
 12.75%, due 8/1/05 (c)...............................     250,000      243,750
                                                                   ------------
AEROSPACE (1.9%)
Atlas Air, Inc.
 12.25%, due 12/1/02..................................     350,000      357,000
K&F Industries, Inc.
 11.875%, due 12/1/03.................................      75,000       80,625
Sequa Corp.
 9.625%, due 10/15/99.................................     400,000      396,000
                                                                   ------------
                                                                        833,625
                                                                   ------------
BUILDING MATERIALS (1.0%)
Associated Materials, Inc.
 11.50%, due 8/15/03..................................     350,000      276,500
Waxman Industries, Inc., Series B (zero coupon), due
 6/1/04
 12.75%, beginning 6/1/99.............................     500,000      185,000
                                                                   ------------
                                                                        461,500
                                                                   ------------
BUILDINGS (1.5%)
NVR, Inc.
 11.00%, due 4/15/03..................................     500,000      503,125
Peters (JM) Co.
 12.75%, due 5/1/02...................................     150,000      136,500
                                                                   ------------
                                                                        639,625
                                                                   ------------
CASINOS (7.3%)
Casino America, Inc.
 11.50%, due 11/15/01.................................     400,000      370,000
El Comandante Capital Corp.
 11.75%, due 12/15/03.................................     800,000      712,000
Hemmeter Enterprises, Inc.
 12.00%, due 12/15/00 (d)(g)..........................     500,000      190,000
Hollywood Casino Corp.
 12.75%, due 11/1/03..................................     275,000      250,938
Horseshoe Gaming LLC, Series WW
 12.75%, due 9/30/00 (c)..............................     850,000      845,750
President Riverboat Casinos, Inc.
 13.00%, due 9/15/01..................................     450,000      378,000
Resorts International Hotel Financing, Inc.
 11.00%, due 9/15/03..................................     400,000      378,000
Trump Taj Mahal Funding, Inc.
 Series A
 11.35%, due 11/15/99 (e).............................      50,000       48,125
                                                                   ------------
                                                                      3,172,813
                                                                   ------------

--------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

  CORPORATE BONDS (CONTINUED)

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                       ------------------------

MEDIA (Continued)
General Media, Inc.
 10.625%, due 12/31/00................................ $   900,000 $    675,000
United International Holdings, Inc.
 (zero coupon), due 11/15/99..........................     825,000      511,500
                                                                   ------------
                                                                      1,488,000
                                                                   ------------
PAPER & FOREST
 PRODUCTS (0.9%)
Crown Paper Co.
 11.00%, due 9/1/05...................................     450,000      393,750
                                                                   ------------
POLLUTION & RELATED (0.4%)
ICF Kaiser International, Inc.
 12.00%, due 12/31/03.................................     200,000      188,000
                                                                   ------------
REAL ESTATE (1.5%)
Olympia & York Maiden Lane Finance Corp.
 7.332%, due 3/20/99 (c)(f)...........................     931,495      633,417
                                                                   ------------
RESTAURANTS &
 LODGING (0.6%)
Family Restaurant, Inc.
 9.75%, due 2/1/02....................................     450,000      258,750
                                                                   ------------
RETAIL (3.0%)
Brylane L.P., Series B
 10.00%, due 9/1/03...................................     400,000      354,000
Hechinger Co.
 6.95%, due 10/15/03..................................     500,000      330,000
Hills Stores Co.
 10.25%, due 9/30/03..................................      70,000       62,300
IHF Holdings, Inc.
 Series B
 (zero coupon), due 11/15/04
 15.00%, beginning 11/15/99...........................     500,000      315,000
Waban, Inc.
 11.00%, due 5/15/04..................................     250,000      256,250
                                                                   ------------
                                                                      1,317,550
                                                                   ------------
STEEL, ALUMINUM &
 OTHER METALS (0.5%)
Algoma Steel, Inc.
 12.375%, due 7/15/05.................................     250,000      225,000
                                                                   ------------
SUPERMARKET (0.7%)
Pueblo Xtra International, Inc.
 9.50%, due 8/1/03....................................     300,000      287,250
                                                                   ------------
TELECOMMUNICATION
 EQUIPMENT (0.3%)
EchoStar Communications Corp. (zero coupon), due
 6/1/04 12.875%, beginning 6/1/99.....................      50,000       33,750
PageMart Nationwide, Inc.
 (zero coupon), due 2/1/05
 15.00%, beginning 2/1/00.............................     150,000       97,500
                                                                   ------------
                                                                        131,250
                                                                   ------------

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                       ------------------------

TELECOMMUNICATION SERVICES (1.5%)
Centennial Cellular Corp.
 8.875%, due 11/1/01.................................. $   500,000 $    492,500
Nextel Communications, Inc.
 (zero coupon), due 8/15/04
 9.75%, beginning 2/15/99.............................     300,000      162,750
                                                                   ------------
                                                                        655,250
                                                                   ------------
TEXTILE & APPAREL (2.2%)
CMI Industries, Inc.
 9.50%, due 10/1/03...................................     500,000      405,000
Hosiery Corp. of America, Inc.
 14.25%, due 8/1/02...................................     500,000      542,500
                                                                   ------------
                                                                        947,500
                                                                   ------------
Total Corporate Bonds
 (Cost $16,751,333)...................................               17,028,372
                                                                   ------------
YANKEE BONDS (6.8%)
CABLE (1.5%)
Australis Media Ltd.
 (zero coupon), due 5/15/03
 14.00%, beginning 5/15/00 (h2)                                200      144,500
Fundy Cable Ltd.
 11.00%, due 11/15/05.................................     500,000      522,500
                                                                   ------------
                                                                        667,000
                                                                   ------------
CELLULAR TELEPHONE (0.4%)
Comunicacion Celular S.A.
 (zero coupon), due 11/15/03
 13.125%, beginning 11/15/00 (c)(h3)                           300      170,250
                                                                   ------------
FINANCIAL (2.1%)
Hollinger, Inc.
 (zero coupon), due 10/5/13...........................   3,000,000      907,500
                                                                   ------------
REAL ESTATE (1.9%)
Trizec Finance Ltd.
 10.875%, due 10/15/05................................     800,000      820,000
                                                                   ------------
TELECOMMUNICATION SERVICES (0.9%)
Clearnet Communications, Inc.
 (zero coupon), due 12/15/05
 14.75%, beginning 12/15/00 (h1)                                75      390,000
                                                                   ------------
Total Yankee Bonds
 (Cost $2,875,283)....................................                2,954,750
                                                                   ------------
Total Long-Term Bonds
 (Cost $20,202,618)...................................               20,541,572
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995

COMMON STOCKS (6.9%)


                                                          SHARES       VALUE
                                                        ------------------------

BUILDINGS (0.9%)
NVR, Inc. (a)..........................................      40,000 $    400,000
                                                                    ------------
GAS UTILITY (0.4%)
UGI Corp...............................................       8,400      174,300
                                                                    ------------
INSURANCE (0.5%)
Aetna Life & Casualty Co...............................       2,800      193,900
                                                                    ------------
MEDIA (0.7%)
United International Holdings, Inc.
 Class A (a)...........................................      21,700      320,075
                                                                    ------------
PAPER & FOREST
 PRODUCTS (1.1%)
Champion International Corp............................      11,700      491,400
                                                                    ------------
RECREATION &
 ENTERTAINMENT (1.0%)
Royal Caribbean Cruises Ltd............................      20,000      440,000
                                                                    ------------
TELECOMMUNICATION SERVICES (2.3%)
Airtouch Communications, Inc. (a)                            18,700      528,275
Rogers Communications, Inc.
 Class B (a)...........................................      40,000      450,715
                                                                    ------------
                                                                         978,990
                                                                    ------------
TEXTILE & APPAREL (0.0%) (b)
Hosiery Corp. of America, Inc. (a)                              500        2,500
                                                                    ------------
Total Common Stocks
 (Cost $2,856,745).....................................                3,001,165
                                                                    ------------
PREFERRED STOCKS (3.4%)
CABLE (3.2%)
Cablevision Systems Corp.
 8.50%, Series I.......................................      40,000    1,090,000
 11.75%, Series G (g)..................................       3,000      312,000
                                                                    ------------
                                                                       1,402,000
                                                                    ------------
DOMESTIC OILS (0.2%)
Parker & Parsley Capital LLC
 6.25% (c).............................................       1,800       84,600
                                                                    ------------
Total Preferred Stocks
 (Cost $1,377,625).....................................                1,486,600
                                                                    ------------
WARRANTS (0.4%)
CASINOS (0.1%)
Horseshoe Gaming LLC
 expire 4/10/96 (a)....................................     425,000       21,250
                                                                    ------------
DOMESTIC OIL & GAS (0.3%)
Petro PSC Properties L.P.
 expire 6/1/97 (a).....................................         400       13,600
TransAmerican Refining Corp. expire 2/15/08 (a)........      50,000      112,500
                                                                    ------------
                                                                         126,100
                                                                    ------------
FOOD, BEVERAGES &
 TOBACCO (0.0%) (b)
American Restaurant Group, Inc.
 expire 7/31/06 (a)(c).................................         960            7
Browne Bottling Co.
 expire 8/15/03 (a)....................................         237        5,925
                                                                    ------------
                                                                           5,932
                                                                    ------------

                                                     SHARES        VALUE
                                                   -----------------------------

MEDIA (0.0%) (b)
General Media, Inc.
 expire 12/31/96 (a)..............................         200  $      2,000
                                                                ------------
Total Warrants
 (Cost $188,854)..................................                   155,282
                                                                ------------

PURCHASED PUT OPTION (0.0%) (B)

                                                    NOTIONAL
                                                     AMOUNT
                                                   -------------
FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Underlying Security
 RJR Nabisco, Inc.
 8.75%, due 8/15/05
 expire 8/26/96 (i)............................... $   500,000        10,500
                                                                ------------
Total Purchased Put Option
 (Cost $10,000)...................................                    10,500
                                                                ------------
SHORT-TERM
INVESTMENTS (40.8%)
                                                    PRINCIPAL
                                                     AMOUNT
                                                   -------------
U.S. GOVERNMENT (40.8%)
United States Treasury Notes
 8.875%, due 2/15/96.............................. $ 5,000,000     5,021,100
 9.25%, due 1/15/96...............................  12,625,000    12,642,801
                                                                ------------
Total Short-Term Investments
 (Cost $17,702,345)...............................                17,663,901
                                                                ------------
Total Investments
 (Cost $42,338,187) (j)...........................        98.9%   42,859,020 (k)
Cash and Other Assets,
 Less Liabilities.................................         1.1       455,451
                                                   -----------  ------------
Net Assets........................................       100.0% $ 43,314,471
                                                   ===========  ============

--------
(a) Non-income producing securities.
(b) Less than one tenth of a percent.
(c) May be sold to institutional investors only.
(d) Security in default and issuer in bankruptcy.
(e) CIK ("Cash in Kind") interest payment is made with cash or additional securities.
(f) Floating rate. Rate shown is the rate in effect at December 31, 1995.
(g) PIK ("Payment in Kind") interest payment is made with additional securities.
(h1) 75 Units--each unit reflects ten $1,000 principal amount of Senior Discounted Notes, plus 33 warrants to acquire common stock at a future date.
(h2) 200 Units--each unit reflects $1,000 Senior Subordinate Discounted Notes, plus 1 warrant to acquire 58 shares of common stock at a future date.
(h3) 300 Units--each unit reflects $1,000 Deferred Senior Coupon Bonds, plus 1 warrant to acquire 12,860 shares of common stock at a future date.
(i) Purchased put option is based on spread between the risk/duration of RJR Nabisco, Inc., 8.75%, due 8/15/05, multiplied by the yield on the RJR Nabisco bond less the yield on the U.S. Treasury Notes, 6.50% due 8/15/05, less 3% multiplied by the notional principal.
(j) The cost stated also represents the aggregate cost for Federal income tax purposes.
(k) At December 31, 1995 net unrealized appreciation was $520,833, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $822,467 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $301,634.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.
HIGH YIELD CORPORATE BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of December 31, 1995                   For the period May 1, 1995
                                          (Commencement of Operations) through
                                          December 31, 1995

ASSETS:
 Investment in securities, at value (Note 2)
  (identified cost $42,338,187).................................. $ 42,859,020
 Cash............................................................       10,951
 Receivables:
 Dividends and interest..........................................    1,244,771
 Fund shares sold................................................      495,052
 NYLIAC..........................................................       21,247
 Investment securities sold......................................       16,875
 Unamortized organization expense
  (Note 2).......................................................       63,634
 Other assets....................................................          392
                                                                  ------------
   Total assets..................................................   44,711,942
                                                                  ------------
LIABILITIES:
 Payables:
 Investment securities purchased.................................    1,285,789
 Organization....................................................       72,839
 Recordkeeping...................................................       10,422
 Adviser.........................................................        9,921
 Custodian.......................................................        4,944
 Administrator...................................................        3,307
 Accrued expenses................................................       10,249
                                                                  ------------
   Total liabilities.............................................    1,397,471
                                                                  ------------
 Net assets applicable to
  outstanding shares............................................. $ 43,314,471
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
  100 million shares authorized.................................. $     41,052
 Additional paid-in capital......................................   42,842,112
 Accumulated distribution in excess of net realized gain on
  investments....................................................      (89,526)
 Net unrealized appreciation
  on investments.................................................      520,833
                                                                  ------------
 Net assets applicable to
  outstanding shares............................................. $ 43,314,471
                                                                  ============
 Shares of capital stock outstanding.............................    4,105,235
                                                                  ============
 Net asset value per share outstanding........................... $      10.55
                                                                  ============

INVESTMENT INCOME:
 Income:
 Dividends........................................................ $     16,519
 Interest.........................................................    1,584,395
                                                                   ------------
   Total income...................................................    1,600,914
                                                                   ------------
 Expenses: (Note 2)
 Recordkeeping....................................................       69,460
 Advisory (Note 3)................................................       44,924
 Administration (Note 3)..........................................       29,949
 Auditing.........................................................       11,515
 Amortization of organization expense.............................        9,866
 Shareholder communication........................................        8,267
 Custodian........................................................        7,480
 Directors........................................................          613
 Legal............................................................          345
 Miscellaneous....................................................        4,016
                                                                   ------------
   Total expenses
    before reimbursement..........................................      186,435
 Expense reimbursement from
  Administrator (Note 3)..........................................      (86,106)
                                                                   ------------
   Net expenses...................................................      100,329
                                                                   ------------
 Net investment income............................................    1,500,585
                                                                   ------------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments.................................      172,097
 Net unrealized appreciation
  on investments..................................................      520,833
                                                                   ------------
 Net realized and unrealized gain
  on investments..................................................      692,930
                                                                   ------------
 Net increase in net assets resulting
  from operations................................................. $  2,193,515
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the period May 1, 1995 (Commencement of Operations) through December 31,
1995

                                                                       1995
                                                                   ------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income...........................................  $  1,500,585
 Net realized gain on investments................................       172,097
 Net unrealized appreciation on investments......................       520,833
                                                                   ------------
 Net increase in net assets resulting from operations............     2,193,515
                                                                   ------------
 Dividends and distributions to shareholders:
 From net investment income......................................    (1,500,585)
 From net realized gain on investments...........................      (172,097)
 In excess of net realized gain on investments...................       (89,526)
                                                                   ------------
  Total dividends and distributions to shareholders..............    (1,762,208)
                                                                   ------------
 Capital share transactions:
 Net proceeds from sale of shares................................    31,553,312
 Net asset value of shares issued to shareholders in reinvestment
  of dividends and distributions.................................     1,762,208
                                                                   ------------
                                                                     33,315,520
 Cost of shares redeemed.........................................      (432,356)
                                                                   ------------
  Increase in net assets derived from capital share transactions.    32,883,164
                                                                   ------------
  Net increase in net assets.....................................    33,314,471
NET ASSETS:
 Beginning of period.............................................    10,000,000
                                                                   ------------
 End of period...................................................  $ 43,314,471
                                                                   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                     MAY 1
                                                                    1995 (a)
                                                                    THROUGH
                                                                  DECEMBER 31,
                                                                      1995
                                                                  --------------
Net asset value at beginning of period........................... $      10.00
                                                                  ------------
Net investment income............................................         0.37
Net realized and unrealized gain on investments..................         0.61
                                                                  ------------
Total from investment operations.................................         0.98
                                                                  ------------
Less dividends and distributions:
 From net investment income......................................        (0.37)
 From net realized gain on investments...........................        (0.04)
 In excess of net realized gain on investments...................        (0.02)
                                                                  ------------
Total dividends and distributions................................        (0.43)
                                                                  ------------
Net asset value at end of period................................. $      10.55
                                                                  ============
Total investment return (b)......................................        10.06%
Ratios (to average net assets)/Supplemental Data:
 Net investment income...........................................        10.02%+
 Net expenses....................................................         0.67%+
 Expenses (before reimbursement).................................         1.25%+
Portfolio turnover rate..........................................           95%
Net assets at end of period (in 000's)........................... $     43,314

--------
(a) Commencement of Operations.
(b) Total return is not annualized.
 + Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO                          NEW YORK LIFE MFA
PORTFOLIO OF INVESTMENTS                                SERIES FUND, INC.
December 31, 1995

COMMON STOCKS (90.9%)+


                                                         SHARES       VALUE
                                                       ------------------------

AUSTRALIA (2.7%)
Amcor, Ltd.
 (forest products & paper)............................       3,500 $     24,734
Boral, Ltd.
 (building materials &
 components)..........................................       3,000        7,587
Brambles Industries, Ltd.
 (business & public services).........................       1,600       17,853
Broken Hill Proprietary Co., Ltd.
 (energy sources).....................................       6,400       90,454
Coles Myer, Ltd.
 (merchandising)......................................       6,770       21,101
CRA, Ltd.
 (metals-nonferrous)..................................       3,225       47,356
CSR, Ltd.
 (multi-industry).....................................       5,500       17,920
Foster's Brewing Group, Ltd.
 (beverages & tobacco)................................       5,520        9,074
M.I.M. Holdings, Ltd.
 (metals-nonferrous)..................................       4,061        5,619
National Australian Bank, Ltd.
 (banking)............................................       5,900       53,105
News Corp., Ltd.
 (broadcasting & publishing)..........................       5,913       31,581
Pacific Dunlop, Ltd.
 (multi-industry).....................................       3,600        8,435
Santos, Ltd.
 (energy sources).....................................       2,400        7,016
Westpac Banking Corp., Ltd.
 (banking)............................................       5,600       24,827
WMC, Ltd.
 (metals-nonferrous)..................................       4,500       28,922
                                                                   ------------
                                                                        395,584
                                                                   ------------
AUSTRIA (2.7%)
Austrian Airlines Oesterreichische Luftverkehrs AG
 (transportation-airlines) (a)........................          50        8,317
Bank Austria AG
 (banking)............................................       1,200       96,998
Creditanstalt-Bankverein Stamm
 (banking)............................................         950       52,734
EA-Generali AG
 (insurance)..........................................         200       59,978
Oesterreichische
 Brau-Beteiligungs AG
 (beverages & tobacco)................................         200        9,116
OMV AG
 (energy sources).....................................         650       56,478
Verbundgesellschaft-Oesterreichische
 Elektrizitatswirtschafts AG Class A
 (utilities-electrical & gas).........................         800       48,142
Wienerberger Baustoffindustrie AG
 (building materials & components)....................         300       59,581
                                                                   ------------
                                                                        391,344
                                                                   ------------

--------
+ Percentages indicated are based on Fund net assets.

                                                         SHARES       VALUE
                                                       ------------------------

BELGIUM (3.4%)
Bekaert, SA
 (industrial components)..............................          20 $     16,480
Cimenteries CBR Cementbedrijven
 (building materials & components)....................          30       12,105
Delhaize-Le Lion, SA
 (merchandising)......................................         280       11,608
Electrabel, SA
 (utilities-electrical & gas).........................         440      104,658
Fortis AG
 (insurance)..........................................         530       64,474
Fortis AG-VVPR
 (insurance)..........................................           7          853
Generale de Banque, SA
 (banking)............................................         220       77,933
Groupe Bruxelles Lambert, SA
 (multi-industry).....................................         180       24,986
NV Union Miniere, SA
 (metals-nonferrous)(a)...............................         170       11,380
Petrofina, SA
 (energy sources).....................................         250       76,540
Reunies Electrobel & Tractebel, SA
 (multi-industry).....................................         180       74,314
Solvay, SA Class A
 (chemicals)..........................................          50       27,014
                                                                   ------------
                                                                        502,345
                                                                   ------------
DENMARK (2.1%)
Carlsberg AS Class A
 (beverages & tobacco)................................         300       16,782
Carlsberg AS Class B
 (beverages & tobacco)................................         200       11,188
Dampskibsselskabet AF 1912 AS
 Class B
 (transportation-shipping)............................           2       38,255
Dampskibsselskabet Svendborg AS
 Class B
 (transportation-shipping)............................           1       27,608
Danisco AS
 (food & household products)..........................         600       29,016
Den Danske Bank
 (banking)............................................         450       31,100
FLS Industries AS Class B
 (machinery & engineering)............................         100        7,759
Novo Nordisk AS Class B
 (health & personal care).............................         300       41,142
Sophus Berendsen AS Class B
 (multi-industry).....................................         250       28,195
Tele Danmark AS Class B
 (telecommunications).................................       1,000       54,675
Unidanmark AS Class A
 (banking)............................................         450       22,330
                                                                   ------------
                                                                        308,050
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995

COMMON STOCKS (CONTINUED)


                                                          SHARES       VALUE
                                                        ------------------------

FRANCE (10.2%)
Alcatel Alsthom
 (electrical & electronics)............................         653 $     56,375
AXA Groupe
 (insurance)...........................................       1,280       86,374
Carrefour Supermarche
 (merchandising).......................................         160       97,203
Compagnie de Saint Gobain
 (misc.-materials & commodities)                                675       74,810
Compagnie de Suez, SA
 (banking).............................................         937       38,703
Compagnie Financiere de Paribas, SA Class A
 (banking).............................................         582       31,954
Compagnie Francaise de Petroleum Total, SA Class B
 (energy sources)......................................       1,304       88,126
Compagnie Generale des Eaux
 (business & public services)..........................         617       61,683
Elf Aquitaine
 (energy sources)......................................       1,092       80,565
Eridania Beghin-Say, SA
 (food & household products)...........................         180       30,918
Groupe Danone
 (food & household products)...........................         720      118,960
Havas
 (business & public services)..........................         444       35,272
LaFarge Coppee
 (building materials & components).....................         839       54,128
L'Air Liquide
 (chemicals)...........................................         854      141,624
L'Oreal
 (health & personal care)..............................         510      136,719
LVMH-Moet Hennessy
 Louis Vuitton
 (beverages & tobacco).................................         520      108,458
Lyonnaise des Eaux, SA
 (multi-industry)......................................         193       18,608
Michelin (CGDE) Class B
 (tire & rubber).......................................         320       12,779
Pernod-Ricard
 (beverages & tobacco).................................         430       24,470
Pinault-Printemps, SA
 (building materials & components).....................         110       21,976
PSA Peugeot Citroen, SA
 (automobiles).........................................         150       19,814
Rhone-Poulenc Class A
 (chemicals)...........................................       1,439       30,867
Societe Generale
 (banking).............................................         808       99,960
Spie Batignolles, SA
 (machinery & engineering) (a).........................         400       13,692
Thomson CSF, SA
 (aerospace & military technology)                              506       11,288
                                                                    ------------
                                                                       1,495,326
                                                                    ------------

                                                         SHARES       VALUE
                                                       ------------------------

GERMANY (3.4%)
Allianz AG Holding
 (insurance)..........................................          50 $     97,675
BASF AG
 (chemicals)..........................................         100       22,323
Bayer AG
 (chemicals)..........................................         100       26,445
Daimler Benz
 Aktiengesellschaft AG
 (automobiles)........................................         100       50,445
Deutsche Bank AG
 (banking)............................................       1,050       49,864
Dresdner Bank AG
 (banking)............................................         950       25,421
Karstadt AG
 (merchandising)......................................          50       20,436
Linde AG
 (machinery & engineering)............................          50       29,240
Mannesmann AG
 (machinery & engineering)............................          50       15,954
Preussag AG
 (multi-industry).....................................          50       14,008
RWE AG
 (utilities-electrical & gas).........................          50       18,166
Siemens AG
 (electrical & electronics)...........................         100       54,846
Thyssen AG
 (metals-steel) (a)...................................          50        9,104
VEBA AG
 (utilities-electrical & gas).........................         850       36,167
Viag AG
 (multi-industry).....................................          50       20,087
Volkswagen AG
 (automobiles)........................................          50       16,754
                                                                   ------------
                                                                        506,935
                                                                   ------------
HONG KONG (2.9%)
Cheung Kong (Holdings) Ltd.
 (real estate)........................................      11,000       67,008
China Light & Power Co. Ltd.
 (utilities-electrical & gas).........................       7,500       34,532
Hang Seng Bank Ltd.
 (banking)............................................       6,700       60,008
Hong Kong
 Telecommunications Ltd.
 (telecommunications).................................      40,800       72,820
Hutchison Whampoa Ltd.
 (multi-industry).....................................      13,000       79,191
Sun Hung Kai Properties Ltd.
 (real estate)........................................       9,000       73,624
Swire Pacific Ltd. Class A
 (multi-industry).....................................       5,500       42,680
                                                                   ------------
                                                                        429,863
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

COMMON STOCKS (CONTINUED)


                                                         SHARES       VALUE
                                                       ------------------------

ITALY (5.0%)
Assicurazioni Generali SPA
 (insurance)..........................................       6,800 $    164,720
Banca Commerciale Italiana SPA
 (banking)............................................       9,000       19,221
Benetton Group SPA
 (textiles & apparel).................................       1,000       11,901
Credito Italiano SPA
 (banking)............................................      12,000       13,986
Edison SPA
 (energy sources).....................................       4,000       17,237
Fiat SPA
 (automobiles)........................................      25,000       81,270
Fiat SPA di Risp
 (automobiles)........................................       6,000       10,603
Istituto Bancario San Paolo di Torina SPA
 (banking)............................................       9,000       53,298
Italgas SPA
 (utilities-electrical & gas).........................       5,000       15,214
Mediobanca SPA
 (financial services).................................      10,000       69,268
Montedison SPA
 (multi-industry) (a).................................      31,000       20,780
Olivetti Group
 (data processing &
 reproduction) (a)....................................      30,000       24,060
Parmalat Finanziaria SPA
 (food & household products)..........................       9,000        7,813
Pirelli SPA
 (industrial components)..............................       8,000       10,332
Riunione Adriatica di Sicurta SPA
 (insurance)..........................................       2,000       22,737
Sirti SPA
 (construction & housing).............................       3,000       16,859
Telecom Italia di Risp
 (telecommunications).................................       8,000        9,788
Telecom Italia SPA
 (telecommunications).................................      47,000       73,137
Telecom Italia Mobile di Risp
 (telecommunications) (a).............................       6,000        6,312
Telecom Italia Mobile SPA
 (telecommunications) (a).............................      45,000       79,238
                                                                   ------------
                                                                        727,774
                                                                   ------------
JAPAN (37.2%)
Ajinomoto Co., Inc.
 (food & household products)..........................       3,000       33,444
Asahi Bank, Ltd.
 (banking)............................................       7,000       88,215
Asahi Chemical Industry Co., Ltd.
 (chemicals)..........................................      10,000       76,583
Asahi Glass Co., Ltd.
 (misc.-materials & components)                             10,000      111,481
Bank of Tokyo
 (banking)............................................       7,000      122,823

                                                         SHARES       VALUE
                                                       ------------------------

JAPAN (Continued)
Bridgestone Corp.
 (industrial components)..............................       3,000 $     47,694
Canon, Inc.
 (recreation & other
 consumer goods)......................................       3,000       54,383
Chiba Bank, Ltd.
 (banking)............................................       2,000       18,031
Dai-Ichi Kangyo Bank, Ltd.
 (banking)............................................       8,000      157,431
Dai Nippon Printing Co., Ltd.
 (business & public services).........................       4,000       67,858
Daiei, Inc.
 (merchandising)......................................       3,000       36,353
Fanuc Co., Ltd.
 (electronic components & instruments)................       1,000       43,332
Fuji Bank, Ltd.
 (banking)............................................       7,000      154,716
Fuji Photo Film Co., Ltd.
 (recreation & other
 consumer goods)......................................       2,000       57,776
Fujitsu, Ltd.
 (data processing & reproduction).....................       8,000       89,185
Furukawa Electric Co., Ltd.
 (industrial components)..............................      15,000       73,432
Hankyu Corp.
 (transportation-road & rail) (a).....................       3,000       16,431
Hitachi, Ltd.
 (electrical & electronics)...........................      10,000      100,818
Honda Motor Co., Ltd.
 (automobiles)........................................       2,000       41,296
Industrial Bank of Japan, Ltd.
 (banking)............................................       6,000      182,053
Ito-Yokado Co., Ltd.
 (merchandising)......................................       2,000      123,308
Itochu Corp.
 (wholesale &
 international trade).................................      30,000      202,120
Japan Air Lines Co., Ltd.
 (transportation-airlines) (a)........................       9,000       59,764
Japan Energy Corp.
 (energy sources).....................................      28,000       93,915
Joyo Bank, Ltd.
 (banking)............................................       3,000       24,138
Kajima Corp.
 (construction & housing).............................       2,000       19,776
Kansai Electric Power Co., Inc.
 (utilities-electrical & gas).........................       3,000       72,705
Kao Corp.
 (food & household products)..........................       3,000       37,225
Kawasaki Steel Corp.
 (metals-steel).......................................       6,000       20,939
Kinki Nippon Railway Co., Ltd.
 (transportation-road & rail).........................       7,000       52,929

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995

COMMON STOCKS (CONTINUED)


                                                          SHARES       VALUE
                                                        ------------------------

JAPAN (Continued)
Kirin Brewery Co., Ltd.
 (beverages & tobacco)................................        6,000 $     70,960
Komatsu, Ltd.
 (machinery & engineering)............................        3,000       24,720
Kubota Corp.
 (machinery & engineering)............................        5,000       32,233
Marubeni Corp.
 (wholesale &
 international trade).................................        5,000       27,095
Matsushita Electric Industrial
 Co., Ltd.
 (appliances &
 household durables)..................................        8,000      130,287
Mitsubishi Chemical Corp. (chemicals).................       10,000       48,664
Mitsubishi Corp.
 (multi-industry).....................................        5,000       61,557
Mitsubishi Estate Co., Ltd. (construction & housing)..        3,000       37,516
Mitsubishi Heavy Industries, Ltd. (machinery &
 engineering).........................................       15,000      119,672
Mitsubishi Trust & Banking Corp. (financial services).        4,000       66,695
Mitsui Engineering & Shipbuilding Co., Ltd.
 (machinery & engineering) (a)........................       21,000       58,426
Mitsui Fudosan Co., Ltd. (construction & housing).....        2,000       24,623
Mitsui Trust & Banking Co., Ltd. (financial services).        3,000       32,863
Mitsukoshi, Ltd.
 (merchandising)......................................        3,000       28,210
NEC Corp.
 (electrical & electronics)...........................        7,000       85,501
New Oji Paper Co., Ltd.
 (forest products & paper)............................        2,000       18,108
Nippon Express Co., Ltd. (transportation-road & rail).        3,000       28,908
Nippon Paper Industries Co.
 (forest products & paper)............................        6,000       41,704
Nippon Steel Corp.
 (metals-steel).......................................       11,000       37,748
Nippon Yusen Kabushiki Kaish (transportation-
 shipping)............................................        5,000       29,034
Nippondenso Co., Ltd.
 (industrial components)..............................        2,000       37,419
Nissan Motor Co., Ltd.
 (automobiles)........................................        5,000       38,437
NKK Corp.
 (metals-steel) (a)...................................       10,000       26,949
Nomura Securities Co., Ltd.
 (financial services).................................        4,000       87,246
Obayashi Corp.
 (construction & housing).............................        5,000       39,745
Osaka Gas Co., Ltd.
 (utilities-electrical & gas).........................        6,000       20,765


                                                         SHARES       VALUE
                                                       ------------------------

JAPAN (Continued)
Sakura Bank, Ltd.
 (banking)............................................       9,000 $    114,292
Sankyo Co., Ltd.
 (health & personal care).............................       1,000       22,490
Sanyo Electric Co., Ltd.
 (appliances &
 household durables)..................................       6,000       34,608
Sekisui Chemical Co.
 (building materials & components)....................       2,000       29,470
Sekisui House, Ltd.
 (construction & housing).............................       2,000       25,592
Seven-Eleven of Japan Co., Ltd.
 (merchandising)......................................       1,000       70,572
Shimizu Corp.
 (construction & housing).............................       4,000       40,715
Sony Corp.
 (appliances &
 household durables)..................................       1,000       60,006
Sumitomo Bank, Ltd.
 (banking)............................................       8,000      169,839
Sumitomo Chemical Co., Ltd. (chemicals)...............       6,000       29,955
Sumitomo Corp.
 (wholesale & international trade)....................       3,000       30,536
Sumitomo Electric Industries, Ltd. (industrial
 components)..........................................       2,000       24,041
Sumitomo Marine & Fire Insurance Co., Ltd.
 (insurance)..........................................       2,000       16,441
Sumitomo Metal Industries, Ltd. (metals-steel)........       8,000       24,274
Sumitomo Metal Mining Co., Ltd. (metals-nonferrous)...       2,000       17,992
Taisei Corp.
 (construction & housing).............................       7,000       46,754
Taisho Pharmaceutical Co., Ltd. (health & personal
 care)................................................       1,000       19,776
Takeda Chemical Industries, Ltd. (health & personal
 care)................................................       6,000       98,879
Teijin, Ltd.
 (chemicals)..........................................      15,000       76,776
Tobu Railway Co., Ltd. (transportation-road & rail)...       3,000       18,787
Tohoku Electric Power Co., Inc. (utilities-electrical
 & gas)...............................................       1,010       24,379
Tokai Bank, Ltd.
 (banking)............................................       9,000      125,634
Tokio Marine & Fire Insurance Co., Ltd.
 (insurance)..........................................       3,000       39,261
Tokyo Dome Corp.
 (leisure & tourism)..................................       1,000       17,158
Tokyo Electric Power Co., Inc.
 (utilities-electrical & gas).........................       3,000       80,266

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

COMMON STOCKS (CONTINUED)


                                                         SHARES       VALUE
                                                       ------------------------

JAPAN (Continued)
Tokyo Gas Co., Ltd.
 (utilities-electrical & gas).........................      15,000 $     52,929
Tokyu Corp
 (transportation-road & rail).........................       5,000       35,335
Toppan Printing Co., Ltd.
 (business & public services).........................       8,000      105,471
Tostem Corp.
 (building materials & components)....................       1,000       33,250
Toto, Ltd.
 (building materials & components)....................       1,000       13,959
Toyota Motor Corp. (automobiles)......................      12,000      254,758
Yamaichi Securities Co., Ltd. (financial services)....      12,000       93,411
Yamanouchi Pharmaceutical
 Co., Ltd.
 (health & personal care).............................       1,000       21,521
Yamazaki Baking Co., Ltd.
 (food & household products)..........................       1,000       18,612
Yasuda Trust & Banking Co., Ltd.
 (financial services).................................       3,000       17,769
                                                                   ------------
                                                                      5,440,747
                                                                   ------------
NETHERLANDS (2.0%)
Elsevier NV
 (broadcasting & publishing)..........................       1,500       20,025
Internationale Nederlanden
 Groep NV
 (insurance)..........................................         500       33,438
Koninklijke PTT Nederland NV (forest products &
 paper)...............................................       1,000       36,370
Philips Electronics NV
 (appliances &
 household durables)..................................         600       21,709
Royal Dutch Petroleum Co.
 (energy sources).....................................         900      125,877
Unilever NV
 (food & household products)..........................         300       42,202
Wolters Kluwer CVA
 (broadcasting & publishing)..........................         100        9,470
                                                                   ------------
                                                                        289,091
                                                                   ------------
NEW ZEALAND (1.8%)
Brierley Investments Ltd.
 (multi-industry).....................................      35,900       28,398
Carter Holt Harvey Ltd.
 (forest products & paper)............................      26,400       56,955
Fletcher Challenge Ltd.
 (forest products & paper)............................      19,900       45,924
Lion Nathan Ltd.
 (beverages & tobacco)................................       9,300       22,192
Telecom Corp. of New Zealand Ltd.
 (telecommunications).................................      25,100      108,301
                                                                   ------------
                                                                        261,770
                                                                   ------------

                                                          SHARES       VALUE
                                                        ------------------------

NORWAY (2.6%)
Bergesen d.y. AS Class A (transportation-shipping)....          900 $     17,949
Bergesen d.y. AS Class B (transportation-shipping)....          500        9,813
Dyno Industrier AS
 (chemicals)..........................................          500       11,713
Hafslund Nycomed AS Class A
 (health & personal care).............................        1,000       26,196
Hafslund Nycomed AS Class B
 (health & personal care).............................          600       15,243
Kvaerner AS Class B
 (machinery & engineering)............................          400       13,422
Norsk Hydro AS
 (energy sources).....................................        4,700      197,884
Norske Skogindustrier AS Class A
 (forest products & paper)............................        1,300       38,273
Orkla Borregaard AS Class A
 (multi-industry).....................................          900       44,873
                                                                    ------------
                                                                         375,366
                                                                    ------------
SINGAPORE (3.2%)
City Developments, Ltd.
 (real estate)........................................        6,000       43,692
DBS Land, Ltd.
 (real estate)........................................       10,000       33,794
Development Bank of Singapore, Ltd. Foreign Registered
 (banking)............................................        5,000       62,214
Fraser & Neave, Ltd.
 (beverages & tobacco)................................        2,000       25,451
Keppel Corp., Ltd.
 (machinery & engineering)............................        5,000       44,540
Oversea-Chinese Banking Corp., Ltd. Foreign Registered
 (banking)............................................        6,000       75,081
Singapore Airlines, Ltd.
 Foreign Registered
 (transportation-airlines)............................        8,000       74,657
Singapore Press Holdings, Ltd.
 Foreign Registered
 (broadcasting & publishing)..........................        2,400       42,419
Straits Steamship Land, Ltd.
 (multi-industry).....................................        5,000       16,897
United Overseas Bank, Ltd.
 Foreign Registered
 (banking)............................................        5,000       48,075
                                                                    ------------
                                                                         466,820
                                                                    ------------
SPAIN (2.9%)
Acerinox, SA
 (metals-steel).......................................          110       11,126
Autopistas Concesionaria
 Espanola, SA
 (business & public services).........................        1,376       15,652
Banco Bilbao Vizcaya, SA
 (banking)............................................        1,220       43,947

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995

COMMON STOCKS (CONTINUED)



                                                          SHARES       VALUE
                                                        ------------------------

SPAIN (Continued)
Banco Central
 Hispanoamericano, SA
 (banking)............................................          680 $     13,789
Banco Santander, SA
 (banking)............................................          800       40,160
Corporacion Bancaria
 de Espana, SA
 (banking)............................................          740       30,499
Corporacion Mapfre CIA Internacional de Reaseguros, SA
 (insurance)..........................................          220       12,313
Empresa Nacional de
 Electricidad, SA
 (utilities-electrical & gas).........................        1,250       70,787
Fomento de Construcciones y Contratas, SA
 (construction & housing).............................           90        6,899
Gas Natural SDG, SA
 (utilities-electrical & gas).........................          180       28,043
Iberdrola, SA
 (utilities-electrical & gas).........................        4,680       42,821
Repsol, SA
 (energy sources).....................................        1,510       49,476
Telefonica de Espana
 (telecommunications).................................        4,440       61,486
                                                                    ------------
                                                                         426,998
                                                                    ------------
UNITED KINGDOM (8.8%)
Abbey National Plc
 (banking)............................................        2,420       23,896
Barclays Plc
 (banking)............................................        5,710       65,515
Bass British Plc
 (beverages & tobacco)................................        1,680       18,754
BAT Industries Plc
 (beverages & tobacco)................................        6,600       58,153
BOC Group Plc
 (chemicals)..........................................        1,188       16,619
Boots Co. Plc
 (merchandising)......................................        1,707       15,531
British Airways Plc
 (transportation-airlines)............................        1,460       10,563
British Gas Plc
 (energy sources).....................................       11,990       47,284
British Petroleum Co. Plc
 (energy sources).....................................        9,837       82,321
British Telecommunications Plc
 (telecommunications).................................       11,110       61,063
BTR Plc
 (multi-industry).....................................       12,800       65,383
Cable & Wireless Plc
 (telecommunications).................................        3,990       28,497
Commercial Union Plc
 (insurance)..........................................        1,740       16,966
Forte Plc
 (leisure & tourism)..................................        1,658        8,508
General Electric Co. Plc
 (electrical & electronics)...........................        8,620       47,511


                                                         SHARES       VALUE
                                                       ------------------------

UNITED KINGDOM (Continued)
GKN Plc
 (machinery & engineering)............................         647 $      7,825
Glaxo Wellcome Plc
 (health & personal care).............................       6,800       96,603
Grand Metropolitan Plc
 (multi-industry).....................................       3,892       28,038
Great Universal Stores Plc
 (merchandising)......................................         890        9,466
Guinness Plc
 (beverages & tobacco)................................       2,990       22,004
Hanson Trust Plc
 (multi-industry).....................................       6,248       18,674
HSBC Holdings Plc (GBP par)
 (financial services).................................       1,212       18,930
Imperial Chemical Industries Plc
 (chemicals)..........................................         830        9,833
Kingfisher Plc
 (merchandising)......................................       1,090        9,173
Lloyds TSB Group Plc
 (banking)............................................      12,655       65,132
Marks & Spencer Plc
 (merchandising)......................................      10,140       70,845
MEPC Plc
 (real estate)........................................       1,050        6,439
National Power Plc
 (utilities-electrical & gas).........................       1,700       11,864
Peninsular & Oriental Steam Navigation Co. Deferred
 Stock
 (transportation-shipping)............................       1,264        9,342
Prudential Corp. Plc
 (insurance)..........................................       4,040       26,031
Rank Organisation Plc
 (leisure & tourism)..................................       1,920       13,892
Redland Plc
 (building materials & components)....................       1,573        9,500
Reed International Plc
 (broadcasting & publishing)..........................       5,590       85,228
Reuters Holdings Plc
 (broadcasting & publishing)..........................       1,850       16,947
RMC Group Plc
 (building materials & components)....................         700       10,770
RTZ Corp. Plc
 (metals-nonferrous)..................................       1,540       22,380
Sainsbury Plc
 (merchandising)......................................       2,840       17,329
Scottish Power Plc
 (utilities-electrical & gas).........................       7,100       40,787
Thorn Emi Plc
 (appliances &
 household durables)..................................         990       23,317
Unilever Plc
 (food & household products)..........................       2,820       57,925
Vodafone Group Plc
 (multi-industry).....................................       3,928       14,057
                                                                   ------------
                                                                      1,288,895
                                                                   ------------
Total Common Stocks
 (Cost $13,161,054)...................................               13,306,908
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

PREFERRED STOCK (0.1%)


                                                     SHARES        VALUE
                                                   -----------------------------

AUSTRIA (0.1%)
Creditanstalt-Bankverein Vorzug
 (banking)........................................         250  $     12,860
                                                                ------------
Total Preferred Stock
 (Cost $14,627)...................................                    12,860
                                                                ------------
SHORT-TERM
INVESTMENT (4.8%)
                                                    PRINCIPAL
                                                     AMOUNT
                                                   --------------

COMMERCIAL PAPER (4.8%)
Gillette Co.
 5.75%, due 1/4/96................................ $   700,000       699,665
                                                                ------------
Total Short-Term Investment
 (Cost $699,665)..................................                   699,665
                                                                ------------
Total Investments
 (Cost $13,875,346) (b)...........................        95.8%   14,019,433 (c)
Cash and Other Assets,
 Less Liabilities.................................         4.2       611,277
                                                   -----------  ------------
Net Assets........................................       100.0% $ 14,630,710
                                                   ===========  ============

--------
(a) Non-income producing securities.
(b) The cost for Federal income tax purposes is $13,913,478.
(c) At December 31, 1995 net unrealized appreciation for securities was $105,955, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $571,532 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $465,577.

(d) Forward Foreign Currency Contracts Open at December 31, 1995:

                                                                              GROSS
    CONTRACT                  IN                     DELIVERY               UNREALIZED
   TO DELIVER            EXCHANGE FOR                  DATE                APPRECIATION
----------------        ---------------              --------              ------------
BF    13,887,466        DM      675,442              1/30/96                 $   757
DM     1,414,750        $     1,003,324               1/5/96                  14,112
DM       478,233        IL  543,000,000              1/23/96                   5,943
DM       871,302        FF    3,030,000               2/2/96                   9,246
DM       215,264        $       155,000               2/5/96                   4,108
DM       213,203        DK      830,000               2/9/96                     485
DM       996,460        $       709,184              4/18/96                   9,129
DM     1,055,000        $       751,763               5/3/96                  10,033
IL   545,000,000        DM      488,640              1/23/96                      93
IL   270,800,000        DM      241,174              4/23/96                   1,310
(Yen)371,852,000        $     3,685,125               2/5/96                  59,940
(Yen) 48,655,200        $       485,000               7/2/96                   1,075
N$       410,875        $       269,945               2/7/96                   2,202
(Pounds) 238,000        DM      529,933               1/3/96                     980
$        570,000        DM      828,837               1/5/96                   9,534
$        370,000        A$      502,717              2/26/96                   2,894
$        280,000        A$      378,420               4/2/96                     266
                                                                             -------
                                                                             132,107
                                                                             -------
                                                                              GROSS
    CONTRACT                  IN                     DELIVERY               UNREALIZED
   TO DELIVER            EXCHANGE FOR                  DATE                DEPRECIATION
----------------        ---------------              --------              ------------
A$       520,000        $       384,800              2/26/96                     914
DK     1,545,000        DM      397,070               2/9/96                     760
DM       534,310        (Pounds)238,000               1/3/96                   4,039
DM     1,952,993        $     1,340,751               1/5/96                  24,807
DM       370,000        $       250,110               2/5/96                   9,246
DM     1,687,952        $     1,151,753              2/21/96                  31,246
DM       679,879        $       470,000              3/25/96                   7,078
DM       531,600        (Pounds)240,000               4/2/96                   1,394
FF     3,945,000        DM    1,129,612               2/2/96                  15,408
                                                                             -------
                                                                              94,892
                                                                             -------
Net Appreciation.....................................                        $37,215
                                                                             =======

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995

                                          The table below sets forth the
                                          diversification of International
                                          Equity Portfolio investments by
                                          industry.


(e) Foreign cash held at December 31, 1995:


   CURRENCY                              COST                                      VALUE
---------------                        --------                                   --------
A$        6,942                        $  5,210                                   $  5,164
AS        2,714                             270                                        269
BF      125,783                           4,385                                      5,258
DK        5,202                             931                                        939
DM      537,187                         373,957                                    372,930
FF        4,323                             884                                        884
HK       36,922                           4,775                                      4,775
IL      397,662                             249                                        909
(Yen)   126,306                           1,239                                      1,224
NG          377                             233                                        235
N$        7,745                           5,035                                      5,064
(Pounds)140,163                         217,652                                    218,051
S$        3,051                           2,168                                      2,157
SP      388,273                           3,220                                      3,200
                                       --------                                   --------
                                       $620,208                                   $621,059
                                       ========                                   ========

(f) The following abbreviations are used in footnotes (d) and (e):

A$--Australian Dollar
AS--Austrian Schilling
BF--Belgian Franc
DK--Danish Krone
DM--Deutsche Mark
FF--French Franc
HK--Hong Kong Dollar
IL--Italian Lira
(Yen)--Japanese Yen
NG--Netherland Guilder
N$--New Zealand Dollar
(Pounds)--Pound Sterling
S$--Singapore Dollar
SP--Spanish Peseta
$--U.S. Dollar
COMMON STOCKS,PREFERRED STOCK &SHORT-TERM INVESTMENT

                                                              VALUE    PERCENT +
                                                           ---------------------
Aerospace & Military Technology........................... $    11,288     0.1%
Appliances & Household Durables...........................     269,928     1.8
Automobiles...............................................     513,377     3.5
Banking...................................................   2,389,784    16.3
Beverages & Tobacco.......................................     396,602     2.7
Broadcasting & Publishing.................................     205,670     1.4
Building Materials & Components...........................     252,328     1.7
Business & Public Services................................     303,789     2.1
Chemicals.................................................     518,414     3.5
Construction & Housing....................................     258,479     1.8
Data Processing & Reproduction............................     113,244     0.8
Electrical & Electronics..................................     345,051     2.4
Electronic Components
 & Instruments............................................      43,332     0.3
Energy Sources............................................   1,013,175     6.9
Financial Services........................................     386,183     2.6
Food & Household Products.................................     376,117     2.6
Forest Products & Paper...................................     262,067     1.8
Health & Personal Care....................................   1,178,233     8.1
Industrial Components.....................................     209,399     1.4
Insurance.................................................     641,259     4.4
Leisure & Tourism.........................................      39,558     0.3
Machinery & Engineering...................................     367,483     2.5
Merchandising.............................................     531,132     3.6
Metals-Nonferrous.........................................     133,648     0.9
Metals-Steel..............................................     130,140     0.9
Miscellaneous-Materials
 & Commodities............................................      74,810     0.5
Miscellaneous-Materials
 & Components.............................................     111,481     0.8
Multi-Industry............................................     627,082     4.3
Real Estate...............................................     224,556     1.5
Recreation & Other
 Consumer Goods...........................................     112,159     0.8
Telecommunications........................................     555,317     3.8
Textiles & Apparel........................................      11,901     0.1
Tire & Rubber.............................................      12,779     0.1
Transportation-Airlines...................................     153,301     1.0
Transportation-Road & Rail................................     152,390     1.0
Transportation-Shipping...................................     132,001     0.9
Utilities-Electrical & Gas................................     702,225     4.8
Wholesale & International Trade...........................     259,751     1.8
                                                           -----------   -----
                                                            14,019,433    95.8
Cash and Other Assets,
 Less Liabilities.........................................     611,277     4.2
                                                           -----------   -----
Net Assets................................................ $14,630,710   100.0%
                                                           ===========   =====

--------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of December 31, 1995                   For the period May 1, 1995
                                          (Commencement of Operations) through
                                          December 31, 1995

ASSETS:
 Investment in securities, at value (Note 2) (identified cost
  $13,875,346)................................................... $ 14,019,433
 Cash denominated in foreign currencies (identified cost
  $620,208)......................................................      621,059
 Cash............................................................      338,644
 Receivables:
 Fund shares sold................................................       89,622
 NYLIAC..........................................................       36,292
 Dividends and interest..........................................       17,907
 Unrealized appreciation on foreign
  currency contracts.............................................      132,107
 Unamortized organization expense
  (Note 2).......................................................       63,674
 Other assets....................................................           27
                                                                  ------------
   Total assets..................................................   15,318,765
                                                                  ------------
LIABILITIES:
 Payables:
 Investment securities purchased.................................      484,469
 Organization....................................................       72,839
 Recordkeeping...................................................        7,986
 Adviser.........................................................        7,110
 Custodian.......................................................        6,000
 Administrator...................................................        1,185
 Directors.......................................................          216
 Accrued expenses................................................       13,358
 Unrealized depreciation on foreign
  currency contracts.............................................       94,892
                                                                  ------------
   Total liabilities.............................................      688,055
                                                                  ------------
 Net assets applicable to
  outstanding shares............................................. $ 14,630,710
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
  100 million shares authorized.................................. $     14,350
 Additional paid-in capital......................................   14,372,208
 Accumulated net realized loss
  on investments.................................................      (41,301)
 Accumulated undistributed net realized gain on foreign currency
  transactions...................................................      104,839
 Net unrealized appreciation
  on investments.................................................      144,087
 Net unrealized appreciation on
  translation of assets and liabilities in
  foreign currencies.............................................       36,527
                                                                  ------------
 Net assets applicable to
  outstanding shares............................................. $ 14,630,710
                                                                  ============
 Shares of capital stock outstanding.............................    1,434,988
                                                                  ============
 Net asset value per share outstanding........................... $      10.20
                                                                  ============

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................. $    112,707
 Interest.......................................................       44,585
                                                                 ------------
   Total income.................................................      157,292
                                                                 ------------
 Expenses: (Note 2)
 Recordkeeping..................................................       58,465
 Advisory (Note 3)..............................................       46,344
 Custodian......................................................       30,110
 Administration (Note 3)........................................       15,448
 Auditing.......................................................       11,515
 Shareholder communication......................................       11,241
 Amortization of organization expense...........................        9,826
 Portfolio pricing..............................................        9,242
 Directors......................................................          610
 Legal..........................................................          344
 Miscellaneous..................................................          565
                                                                 ------------
   Total expenses
    before reimbursement........................................      193,710
 Expense reimbursement from
  Administrator (Note 3)........................................     (118,787)
                                                                 ------------
   Net expenses.................................................       74,923
                                                                 ------------
 Net investment income..........................................       82,369
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Security transactions..........................................      (41,301)
 Foreign currency transactions..................................      702,174
                                                                 ------------
 Net realized gain on investments and foreign currency
  transactions..................................................      660,873
                                                                 ------------
 Net unrealized appreciation
  on investments:
 Security transactions..........................................      144,087
 Translation of assets and liabilities in
  foreign currencies............................................       36,527
                                                                 ------------
 Net unrealized gain on investments and
  foreign currencies............................................      180,614
                                                                 ------------
 Net realized and unrealized gain
  on investments and foreign
  currency transactions.........................................      841,487
                                                                 ------------
 Net increase in net assets resulting
  from operations............................................... $    923,856
                                                                 ============

--------
(a) Dividends recorded net of foreign withholding taxes in the amount of $14,704.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the period May 1, 1995 (Commencement of Operations) through December 31,
1995

                                                                       1995
                                                                   ------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income...........................................  $     82,369
 Net realized loss on investments................................       (41,301)
 Net realized gain on foreign currency transactions..............       702,174
 Net unrealized appreciation on investments......................       144,087
 Net unrealized appreciation on translation of assets and liabil-
  ities in foreign currencies....................................        36,527
                                                                   ------------
 Net increase in net assets resulting from operations............       923,856
                                                                   ------------
 Dividends and distributions to shareholders:
 From net investment income......................................       (82,369)
 From net realized gain on investments and foreign currency
  transactions...................................................      (597,335)
                                                                   ------------
  Total dividends and distributions to shareholders..............      (679,704)
                                                                   ------------
 Capital share transactions:
 Net proceeds from sale of shares................................     4,168,978
 Net asset value of shares issued to shareholders in reinvestment
  of dividends...................................................       679,704
                                                                   ------------
                                                                      4,848,682
 Cost of shares redeemed.........................................      (462,124)
                                                                   ------------
  Increase in net assets derived from capital share transactions.     4,386,558
                                                                   ------------
  Net increase in net assets.....................................     4,630,710
NET ASSETS:
 Beginning of period.............................................    10,000,000
                                                                   ------------
 End of period...................................................  $ 14,630,710
                                                                   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                    MAY 1
                                                                   1995 (a)
                                                                   THROUGH
                                                                 DECEMBER 31,
                                                                     1995
                                                                 ------------
Net asset value at beginning of period.......................... $      10.00
                                                                 ------------
Net investment income...........................................         0.64
Net realized and unrealized gain on investments.................         0.01
Net realized and unrealized gain on foreign currency transac-
 tions..........................................................         0.05
                                                                 ------------
Total from investment operations................................         0.70
                                                                 ------------
Less dividends and distributions:
 From net investment income.....................................        (0.06)
 From net realized gain on investments and foreign currency
  transactions..................................................        (0.44)
                                                                 ------------
Total dividends and distributions:..............................        (0.50)
                                                                 ------------
Net asset value at end of period................................ $      10.20
                                                                 ============
Total investment return (b).....................................         6.96%
Ratios (to average net assets)/Supplemental Data:
 Net investment income..........................................         1.07%+
 Net expenses...................................................         0.97%+
 Expenses (before reimbursement)................................         2.51%+
Portfolio turnover rate.........................................           14%
Net assets at end of period (in 000's).......................... $     14,631

--------
(a) Commencement of Operations.
(b) Total return is not annualized.
 + Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO                                  NEW YORK LIFE MFA
PORTFOLIO OF INVESTMENTS                                SERIES FUND, INC.
December 31, 1995

LONG-TERM BONDS (39.8%)+
ASSET-BACKED SECURITIES (3.5%)

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                       ------------------------

AUTO LEASES (0.3%)
Ford Credit Auto Lease Trust
 Series 1995-1 Class A2
 6.35%, due 10/15/98 ................................. $   600,000 $    604,878
                                                                   ------------
AUTO LOANS (1.1%)
Ford Credit Grantor Trust
 Series 1995-B Class A
 5.90%, due 10/15/00..................................     802,467      805,998
NationsBank Auto Grantor Trust
 Series 1995-A Class A
 5.85%, due 6/15/02...................................   1,084,809    1,088,877
Union Acceptance Corp.
 Series 1995-B Class A
 6.575%, due 7/10/02..................................     217,414      220,199
                                                                   ------------
                                                                      2,115,074
                                                                   ------------
CREDIT CARD
 RECEIVABLES (1.1%)
American Express Master Trust
 Series 1992-1 Class A
 6.05%, due 6/15/98...................................     400,000      403,320
Chemical Master Credit Card Trust 1
 Series 1995-3 Class A
 6.23%, due 4/15/05...................................   1,075,000    1,098,263
Standard Credit Card Master Trust
 Series 1995-4 Class A
 5.975%, due 2/15/00 (d)..............................     725,000      725,000
                                                                   ------------
                                                                      2,226,583
                                                                   ------------
HOME EQUITY LOANS (1.0%)
Contitrade Services Home Equity Loan Trust
 Series 1991-1 Class A
 8.80%, due 1/15/06...................................     408,370      421,768
EQCC Home Equity Loan Trust
 Series 1995-3 Class A1
 6.25%, due 10/15/03..................................     486,035      487,590
Green Tree Home Improvement Loan Trust
 Series 1995-D Class A1
 6.05%, due 9/15/25...................................     563,610      565,020
 Series 1995-C Class A1
 6.20%, due 7/15/20...................................     390,899      392,122
                                                                   ------------
                                                                      1,866,500
                                                                   ------------
Total Asset-Backed Securities
 (Cost $6,757,760)....................................                6,813,035
                                                                   ------------
CORPORATE BONDS (2.3%)
BANKS (1.2%)
First Union Bancorp
 7.50%, due 4/15/35...................................     600,000      664,938
Regions Financial Corp.
 7.75%, due 9/15/24...................................   1,125,000    1,266,289
--------
+Percentages indicated are based on Fund net assets.

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                       ------------------------

BANKS (Continued)
Southtrust Bank
 Birmingham, Alabama
 7.69%, due 5/15/25..................................  $   400,000 $    449,296
                                                                   ------------
                                                                      2,380,523
                                                                   ------------
BROKERAGE (0.1%)
Smith Barney Holdings Inc.
 7.98%, due 3/1/00...................................      250,000      268,052
                                                                   ------------
FINANCE (1.0%)
Associates Corp. of North America
 7.75%, due 2/15/05..................................    1,450,000    1,614,952
General Motors Acceptance Corp.
 9.625%, due 12/15/01................................      300,000      352,908
                                                                   ------------
                                                                      1,967,860
                                                                   ------------
Total Corporate Bonds
 (Cost $4,432,622)...................................                 4,616,435
U.S. GOVERNMENT &                                                  ------------
FEDERAL AGENCIES (31.4%)
FEDERAL AGENCY (0.2%)
Tennessee Valley Authority
 8.25%, due 4/15/42..................................      315,000      374,163
                                                                   ------------
FEDERAL HOME LOAN MORTGAGE
 CORPORATION (0.7%)
 7.09%, due 6/1/05...................................      725,000      751,455
 8.19%, due 10/6/04..................................      600,000      646,044
                                                                   ------------
                                                                      1,397,499
                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (MORTGAGE
 PASS-THROUGH SECURITY) (0.8%)
 6.00%, due 8/1/24...................................    1,549,307    1,500,644
                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD (MORTGAGE
 PASS-THROUGH SECURITIES) (2.6%)
 6.00%, due 2/20/26 TBA (b)..........................    2,300,000    2,225,250
 7.00%, due 2/13/26 TBA (b)..........................    2,850,000    2,871,375
                                                                   ------------
                                                                      5,096,625
                                                                   ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (1.7%)
 6.25%, due 8/12/03..................................      625,000      621,856
 7.85%, due 9/10/04..................................      525,000      559,466
 8.50%, due 2/1/05...................................    2,000,000    2,188,160
                                                                   ------------
                                                                      3,369,482
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
                                          YANKEE BONDS (2.6%)

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                       -----------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (COLLATERALIZED
 MORTGAGE
 OBLIGATIONS) (0.5%)
 Series 1993-76 Class B
 6.00%, due 6/25/08................................... $   522,941 $   494,995
 Series 1993-89 Class D
 7.00%, due 6/25/23...................................     475,000     458,152
                                                                   -----------
                                                                       953,147
                                                                   -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MEDIUM-TERM
 NOTE) (0.2%)
 7.21%, due 8/18/05...................................     375,000     390,986
                                                                   -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-
 THROUGH SECURITY) (2.0%)
 7.00%, due 2/15/11 TBA (b)...........................   3,895,000   3,962,539
                                                                   -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
 PASS-
 THROUGH SECURITIES) (5.4%)
 5.50%, due 2/22/26 ARM
 TBA (b)(f)...........................................   3,125,000   3,125,000
 7.50%, due 2/20/26 TBA (b)...........................   1,760,000   1,807,854
 8.00%, due 2/20/26 TBA (b)...........................   5,480,000   5,699,200
                                                                   -----------
                                                                    10,632,054
                                                                   -----------
UNITED STATES TREASURY BONDS (4.0%)
 6.875%, due 8/15/25..................................   2,860,000   3,225,537
 7.625%, due 2/15/25..................................   2,640,000   3,228,218
 11.625%, due 11/15/04................................     895,000   1,266,702
                                                                   -----------
                                                                     7,720,457
                                                                   -----------
UNITED STATES TREASURY NOTES (13.3%)
 5.625%, due 6/30/97 (c)..............................   7,300,000   7,345,625
 5.625%, due 11/30/00.................................   5,500,000   5,549,830
 6.375%, due 8/15/02..................................   1,025,000   1,074,805
 7.875%, due 11/15/04.................................   2,075,000   2,401,813
 8.125%, due 2/15/98 (c)..............................   8,400,000   8,883,000
 8.875%, due 2/15/99..................................     525,000     578,813
                                                                   -----------
                                                                    25,833,886
                                                                   -----------
Total U.S. Government &
 Federal Agencies
 (Cost $59,878,300)...................................              61,231,482
                                                                   -----------
                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                       -------------------------

African Development Bank
 6.875%, due 10/15/15................................. $   475,000 $    488,452
BCH Cayman Islands
 8.25%, due 6/15/04...................................     675,000      741,865
Celulosa Arauco y Constitucion S.A.
 6.75%, due 12/15/03..................................     705,000      708,271
China International Trust & Investing Corp.
 9.00%, due 10/15/06..................................     525,000      594,809
Dresdner Bank-New York
 7.25%, due 9/15/15...................................     750,000      800,198
Grand Metropolitan
 Investment Corp.
 7.45%, due 4/15/35...................................     600,000      670,542
Republic of Italy
 6.875%, due 9/27/23..................................     550,000      536,630
Wharf Capital International Ltd.
 8.875%, due 11/1/04..................................     375,000      402,709
                                                                   ------------
Total Yankee Bonds
 (Cost $4,731,245)....................................                4,943,476
                                                                   ------------
Total Long-Term Bonds
COMMON(STOCKSC(54.0%)ost $75,799,927).................               77,604,428
                                                                   ------------




                                                         SHARES
                                                       -----------
AIRLINES (0.6%)
Atlantic Southeast Airlines, Inc. ....................      18,000      387,000
Southwest Airlines Co. ...............................      33,450      777,712
                                                                   ------------
                                                                      1,164,712
                                                                   ------------
AUTO PARTS (0.5%)
Lear Seating Corp. (a)................................      35,000    1,015,000
                                                                   ------------
BANKS (2.8%)
Bank of New York Co., Inc. ...........................      32,900    1,603,875
Barnett Banks, Inc. ..................................      23,500    1,386,500
First Interstate Bancorp..............................      15,800    2,156,700
NationsBank Corp. ....................................       3,100      215,838
                                                                   ------------
                                                                      5,362,913
                                                                   ------------
BROKERAGE (0.2%)
Schwab (Charles) Corp. ...............................      14,700      295,837
                                                                   ------------
BUILDINGS (0.9%)
Lennar Corp. .........................................      17,200      432,150
Oakwood Homes Corp. ..................................      32,200    1,235,675
                                                                   ------------
                                                                      1,667,825
                                                                   ------------
COMMERCIAL SERVICES (0.6%)
Service Corp. International...........................      26,000    1,144,000
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT (4.1%)
Alco Standard Corp. ..................................      53,600    2,445,500
Danka Business Systems Plc ADR (e)                          33,300    1,232,100

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

COMMON STOCKS (CONTINUED)


                                                         SHARES       VALUE
                                                       ------------------------

COMPUTERS & OFFICE EQUIPMENT (Continued)
EMC Corp. (a).........................................      35,000 $    538,125
Hewlett-Packard Co. ..................................      16,700    1,398,625
Seagate Technology, Inc. (a)..........................      13,500      641,250
Sun Microsystems, Inc. (a)............................      39,800    1,815,875
                                                                   ------------
                                                                      8,071,475
                                                                   ------------
CONSUMER DURABLES (0.7%)
Black & Decker Corp. .................................      37,600    1,325,400
                                                                   ------------
CONSUMER FINANCIAL SERVICES (0.7%)
First Data Corp. .....................................      20,600    1,377,625
                                                                   ------------
CONSUMER SERVICES (0.1%)
CUC International, Inc. (a)...........................       6,400      218,400
                                                                   ------------
DRUGS (5.7%)
Amgen, Inc. (a).......................................      49,400    2,933,125
Elan Corp. Plc ADR (a)(e).............................      25,400    1,235,075
Genzyme Corp. (a).....................................      22,100    1,378,487
Mylan Laboratories, Inc. .............................      60,500    1,421,750
Pharmacia & Upjohn, Inc. .............................      32,000    1,240,000
Schering-Plough Corp. ................................      30,400    1,664,400
Teva Pharmaceutical Industries Ltd. ADR (e)...........      26,500    1,228,938
                                                                   ------------
                                                                     11,101,775
                                                                   ------------
ELECTRONICS (0.8%)
General Instrument Corp. (a)..........................      15,500      362,313
Vishay Intertechnology, Inc. (a)......................      40,374    1,271,781
                                                                   ------------
                                                                      1,634,094
                                                                   ------------
FINANCE (4.8%)
Federal National
 Mortgage Association.................................      12,700    1,576,387
Green Tree Financial Corp. ...........................      96,000    2,532,000
Household International Inc. .........................      28,800    1,702,800
MGIC Investment Corp. ................................      24,200    1,312,850
Travelers Group, Inc. ................................      34,200    2,150,325
                                                                   ------------
                                                                      9,274,362
                                                                   ------------
FINANCIAL SERVICES (1.9%)
First USA, Inc. ......................................      34,000    1,508,750
SunAmerica Inc. ......................................      47,250    2,244,375
                                                                   ------------
                                                                      3,753,125
                                                                   ------------
HEALTH CARE (2.9%)
Columbia/HCA Healthcare Corp. ........................      32,369    1,642,727
HealthCare COMPARE Corp. (a)..........................      18,900      822,150
Humana, Inc. (a)......................................      37,000    1,012,875
United Healthcare Corp. ..............................      34,400    2,253,200
                                                                   ------------
                                                                      5,730,952
                                                                   ------------

                                                         SHARES       VALUE
                                                       ------------------------

HOSPITAL MANAGEMENT
 & SERVICES (1.3%)
HEALTHSOUTH Corp. (a).................................      42,500 $  1,237,812
OrNda HealthCorp (a)..................................      37,200      864,900
Unison HealthCare Corp. (a)...........................      51,000      478,125
                                                                   ------------
                                                                      2,580,837
                                                                   ------------
HOUSEHOLD PRODUCTS (0.1%)
Singer Company N.V. (The).............................       3,600      100,350
                                                                   ------------
INSURANCE (1.1%)
American International Group, Inc.                          24,150    2,233,875
                                                                   ------------
MEDIA (0.9%)
Viacom Inc. Class A (a)...............................       3,288      150,837
Viacom Inc. Class B (a)...............................      32,112    1,521,306
                                                                   ------------
                                                                      1,672,143
                                                                   ------------
MEDICAL EQUIPMENT (2.4%)
Cordis Corp. (a)......................................      19,300    1,939,650
Medtronic, Inc. ......................................      40,200    2,246,175
Waters Corp. (a)......................................      32,500      593,125
                                                                   ------------
                                                                      4,778,950
                                                                   ------------
OIL & GAS
 EXPLORATION (0.8%)
Triton Energy Corp. (a)...............................      27,300    1,566,338
                                                                   ------------
PUBLISHING (0.6%)
News Corp. Ltd. ADR (e)...............................      52,900    1,130,737
                                                                   ------------
RESTAURANTS &
 LODGING (2.3%)
HFS, Inc. (a).........................................      43,700    3,572,475
Lone Star Steakhouse &
 Saloon, Inc. (a).....................................      25,000      959,375
                                                                   ------------
                                                                      4,531,850
                                                                   ------------
RETAIL (4.7%)
Bed, Bath & Beyond, Inc. (a)..........................      10,000      388,125
Cato Corp. Class A....................................      26,000      201,500
Circuit City Stores, Inc. ............................      30,500      842,562
Gymboree Corp. (a)....................................      27,000      556,875
Home Depot, Inc. (The)................................      26,500    1,268,688
Kohl's Corp. (a)......................................      17,100      897,750
Kroger Co. (The) (a)..................................      38,800    1,455,000
Lowe's Companies, Inc. ...............................      47,000    1,574,500
Office Depot, Inc. (a)................................      48,950      966,762
Sunglass Hut International, Inc. (a)..................      39,000      926,250
                                                                   ------------
                                                                      9,078,012
                                                                   ------------
SOFTWARE (1.6%)
Computer Associates
 International, Inc. .................................      45,900    2,610,563
Microsoft Corp. (a)...................................       6,800      596,700
                                                                   ------------
                                                                      3,207,263
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995

COMMON STOCKS (CONTINUED)                 SHORT-TERM
                                          INVESTMENTS (14.5%)


                                                          SHARES       VALUE
                                                        ------------------------

TECHNOLOGY (7.0%)
General Motors Corp. Class E...........................      20,000 $  1,040,000
Intel Corp. ...........................................      37,000    2,099,750
Lam Research Corp. (a).................................      31,850    1,457,137
Linear Technology Corp. ...............................      28,000    1,099,000
Micron Technology Inc. ................................      43,200    1,711,800
Motorola, Inc. ........................................      17,500      997,500
Oracle Corp. (a).......................................      42,250    1,790,344
3Com Corp. (a).........................................      74,200    3,459,575
                                                                    ------------
                                                                      13,655,106
                                                                    ------------
TELECOMMUNICATION SERVICES (1.3%)
Tele-Communications International, Inc. Class A (a)....      30,000      682,500
WorldCom, Inc. (a).....................................      51,016    1,798,314
                                                                    ------------
                                                                       2,480,814
                                                                    ------------
TEXTILE & APPAREL (1.7%)
Nine West Group, Inc. (a)..............................      37,700    1,413,750
Warnaco Group, Inc. (The)
 Class A...............................................      43,000    1,075,000
Wolverine World Wide, Inc. ............................      28,000      882,000
                                                                    ------------
                                                                       3,370,750
                                                                    ------------
TURNKEY & SOFTWARE SYSTEMS (0.9%)
Sterling Software, Inc. (a)............................      28,500    1,777,688
                                                                    ------------
Total Common Stocks
 (Cost $74,592,643)....................................              105,302,208
PREFERRED STOCK (0.2%)                                              ------------
PUBLISHING (0.2%)
News Corp. Ltd. ADR--
 Preference Shares (e).................................      18,900      363,825
                                                                    ------------
Total Preferred Stock
 (Cost $302,632) ......................................                  363,825

                                                   PRINCIPAL
                                                    AMOUNT        VALUE
                                                  -----------------------------

COMMERCIAL PAPER (4.6%)
Chevron Oil Finance Co.
 5.80%, due 1/3/96............................... $ 3,500,000  $  3,500,000
Smith Barney Inc.
 5.55%, due 1/2/96...............................   5,340,000     5,340,000
                                                               ------------
Total Commercial Paper
 (Cost $8,840,000)...............................                 8,840,000
                                                               ------------
U.S. GOVERNMENT (9.9%)
United States Treasury Note 4.625%, due 2/15/96
 (c).............................................  19,350,000    19,337,810
                                                               ------------
Total U.S. Government
 (Cost $19,334,914) .............................                19,337,810
                                                               ------------
Total Short-Term Investments (Cost $28,174,914)..                28,177,810
                                                               ------------
Total Investments
 (Cost $178,870,116) (g).........................       108.5%  211,448,271 (h)
Liabilities in Excess of
 Cash and Other Assets...........................        (8.5)  (16,554,865)
                                                  -----------  ------------
Net Assets.......................................       100.0% $194,893,406
                                                  ===========  ============

--------
(a) Non-income producing securities.
(b) TBA: Securities purchased on a forward commitment basis with an approxi-mate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) Partially segregated as collateral for TBA.
(d) Floating rate. Rate shown is the rate in effect at December 31, 1995.
(e) ADR--American Depository Receipt.
(f) ARM--Adjustable Rate Mortgage. Resets annually.
(g) The cost for Federal income tax purposes is $178,885,619.
(h) At December 31, 1995 net unrealized appreciation was $32,562,652, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $34,690,869 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,128,217.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.
TOTAL RETURN PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of December 31, 1995                   For the year ended December 31, 1995

ASSETS:
 Investment in securities, at value (Note 2) (identified cost
  $178,870,116).................................................. $211,448,271
 Cash............................................................        5,367
 Receivables:
 Investment securities sold......................................    9,738,421
 Dividends and interest..........................................    1,454,025
 Fund shares sold................................................      361,346
 Other assets....................................................          348
                                                                  ------------
   Total assets..................................................  223,007,778
                                                                  ------------
LIABILITIES:
 Payables:
 Investment securities purchased.................................   27,956,817
 Adviser.........................................................       51,731
 Recordkeeping...................................................       23,947
 NYLIAC..........................................................       20,405
 Administrator...................................................       16,017
 Custodian.......................................................        5,754
 Directors.......................................................          530
 Accrued expenses................................................       39,171
                                                                  ------------
   Total liabilities.............................................   28,114,372
                                                                  ------------
 Net assets applicable to
  outstanding shares............................................. $194,893,406
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
  50 million shares authorized................................... $    146,988
 Additional paid-in capital......................................  166,366,672
 Accumulated net realized loss
  on investments.................................................   (4,198,409)
 Net unrealized appreciation
  on investments.................................................   32,578,155
                                                                  ------------
 Net assets applicable to
  outstanding shares............................................. $194,893,406
                                                                  ============
 Shares of capital stock outstanding.............................   14,698,789
                                                                  ============
 Net asset value per share outstanding........................... $      13.26
                                                                  ============

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $    517,865
 Interest.........................................................    5,142,016
                                                                   ------------
   Total income...................................................    5,659,881
                                                                   ------------
 Expenses: (Note 2)
 Advisory (Note 3)................................................      482,518
 Administration (Note 3)..........................................      301,574
 Recordkeeping....................................................      299,205
 Shareholder communication........................................       50,966
 Custodian........................................................       32,677
 Auditing.........................................................       24,989
 Directors........................................................       11,346
 Legal............................................................        9,898
 Amortization of organization expense.............................        1,535
 Miscellaneous....................................................       10,413
                                                                   ------------
   Total expenses
    before reimbursement..........................................    1,225,121
 Expense reimbursement from
  Administrator (Note 3)..........................................     (184,691)
                                                                   ------------
   Net expenses...................................................    1,040,430
                                                                   ------------
 Net investment income............................................    4,619,451
                                                                   ------------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments.................................    1,771,355
 Net change in unrealized appreciation
  on investments..................................................   29,979,674
                                                                   ------------
 Net realized and unrealized gain
  on investments..................................................   31,751,029
                                                                   ------------
 Net increase in net assets resulting
  from operations................................................. $ 36,370,480
                                                                   ============

--------
(a) Dividends recorded net of foreign withholding taxes in the amount of $2,749.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1995 and December 31, 1994

                                                         1995          1994
                                                     ---------------------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income.............................  $  4,619,451  $  3,244,271
 Net realized gain (loss) on investments...........     1,771,355    (5,792,589)
 Net change in unrealized appreciation on invest-
  ments............................................    29,979,674      (108,863)
                                                     ------------  ------------
 Net increase (decrease) in net assets resulting
  from operations..................................    36,370,480    (2,657,181)
                                                     ------------  ------------
 Dividends to shareholders:
 From net investment income........................    (4,571,400)   (3,194,834)
                                                     ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares..................    52,019,281    72,065,497
 Net asset value of shares issued to shareholders
  in reinvestment of dividends.....................     4,571,400     3,194,834
                                                     ------------  ------------
                                                       56,590,681    75,260,331
 Cost of shares redeemed...........................   (15,828,916)   (2,623,995)
                                                     ------------  ------------
  Increase in net assets derived from capital share
   transactions....................................    40,761,765    72,636,336
                                                     ------------  ------------
  Net increase in net assets.......................    72,560,845    66,784,321
NET ASSETS:
 Beginning of year.................................   122,332,561    55,548,240
                                                     ------------  ------------
 End of year.......................................  $194,893,406  $122,332,561
                                                     ============  ============
 Accumulated undistributed net investment income...  $         --  $      7,807
                                                     ============  ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                  JANUARY 29,
                                                                    1993 (a)
                                                                    THROUGH
                                      YEAR ENDED DECEMBER 31      DECEMBER 31,
                                         1995          1994           1993
                                     -------------------------------------------
Net asset value at beginning of pe-
 riod..............................  $      10.58  $      11.32   $      10.00
                                     ------------  ------------   ------------
Net investment income..............          0.31          0.27           0.16
Net realized and unrealized gain
 (loss) on investments.............          2.69         (0.72)          1.34
                                     ------------  ------------   ------------
Total from investment operations...          3.00         (0.45)          1.50
                                     ------------  ------------   ------------
Less dividends and distributions:
 From net investment income........         (0.32)        (0.29)         (0.16)
 In excess of net realized gain on
  investments......................            --            --          (0.02)
                                     ------------  ------------   ------------
Total dividends and distributions..         (0.32)        (0.29)         (0.18)
                                     ------------  ------------   ------------
Net asset value at end of period...  $      13.26  $      10.58   $      11.32
                                     ============  ============   ============
Total investment return (b)........         28.33%        (3.99%)        15.04%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income.............          3.06%         3.50%          3.48%+
 Net expenses......................          0.69%         0.69%          0.69%+
 Expenses (before reimbursement)...          0.81%         0.88%          1.07%+
Portfolio turnover rate............           253%          297%           197%
Net assets at end of period (in
 000's)............................  $    194,893  $    122,333   $     55,548

--------
(a) Commencement of Operations.
(b) Total return is not annualized.
 + Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO                                         NEW YORK LIFE MFA
PORTFOLIO OF INVESTMENTS                                SERIES FUND, INC.
December 31, 1995

COMMON STOCKS (78.9%)+


                                                         SHARES       VALUE
                                                       ------------------------

AEROSPACE (1.3%)
McDonnell Douglas Corp................................       3,500 $    322,000
                                                                   ------------
AUTO MANUFACTURING (1.1%)
General Motors Corp. .................................       5,200      274,950
                                                                   ------------
BANKS (5.7%)
Bankers Trust New York Corp...........................       5,200      345,800
First Bank System, Inc................................       7,600      377,150
First Fidelity Bancorp................................       1,600      120,600
First Interstate Bancorp..............................         900      122,850
National City Corp....................................       7,700      255,063
PNC Bank Corp.........................................       5,100      164,475
                                                                   ------------
                                                                      1,385,938
                                                                   ------------
BEVERAGES (0.6%)
Anheuser-Busch Cos., Inc. ............................       2,300      153,813
                                                                   ------------
BUILDING MATERIALS (1.3%)
Armstrong World Industries, Inc.......................       5,000      310,000
                                                                   ------------
CAPITAL GOODS (1.9%)
Case Corp.............................................       6,500      297,375
Honeywell Inc. .......................................       3,400      165,325
                                                                   ------------
                                                                        462,700
                                                                   ------------
CHEMICALS (8.6%)
Agrium, Inc. .........................................       3,700      166,500
Arcadian Corp.........................................       3,800       73,625
FMC Corp. (a).........................................       4,700      317,838
Geon Co. (The)........................................       9,600      234,000
Georgia Gulf Corp.....................................       6,900      212,175
IMC Global, Inc.......................................       3,400      138,975
Lyondell Petrochemical Co. ...........................       9,300      212,737
Potash Corp. of Saskatchewan Inc......................       1,600      113,400
PPG Industries, Inc...................................       1,900       86,925
Terra Industries Inc..................................      21,300      300,863
Vigoro Corp. (The)....................................       4,000      247,000
                                                                   ------------
                                                                      2,104,038
                                                                   ------------
DEFENSE ELECTRONICS (3.2%)
Litton Industries, Inc. (a)...........................       6,000      267,000
Lockheed Martin Corp. ................................       2,900      229,100
Loral Corp............................................       8,400      297,150
                                                                   ------------
                                                                        793,250
                                                                   ------------
DOMESTIC OILS (3.9%)
Enron Oil & Gas Co....................................      11,700      280,800
Noble Affiliates, Inc.................................       2,000       59,750
Parker & Parsley Petroleum Co.........................      13,400      294,800
Unocal Corp...........................................      11,000      320,375
                                                                   ------------
                                                                        955,725
                                                                   ------------
--------
+Percentages indicated are based on Fund net assets.


                                                         SHARES       VALUE
                                                       ------------------------

DRUGS (0.9%)
Merck & Co., Inc. ....................................       1,800 $    118,350
Warner-Lambert Co. ...................................       1,000       97,125
                                                                   ------------
                                                                        215,475
                                                                   ------------
ENERGY (3.8%)
Coastal Corp. ........................................       9,400      350,150
Horsham Corp..........................................       4,000       54,000
MAPCO, Inc............................................       1,400       76,475
Panhandle Eastern Corp................................       9,900      275,963
Tosco Corp. ..........................................       4,400      167,750
                                                                   ------------
                                                                        924,338
                                                                   ------------
FINANCE (0.9%)
Travelers Group Inc. .................................       3,500      220,063
                                                                   ------------
FOOD (2.0%)
Archer Daniels Midland Co.............................      17,170      309,060
IBP, Inc. ............................................       3,600      181,800
                                                                   ------------
                                                                        490,860
                                                                   ------------
FOOD, BEVERAGES & TOBACCO (2.9%)
Philip Morris Cos. Inc. ..............................       3,300      298,650
RJR Nabisco Holdings Corp. ...........................      13,200      407,550
                                                                   ------------
                                                                        706,200
                                                                   ------------
HEALTH CARE (2.7%)
FHP International Corp. (a)...........................       5,500      156,750
Humana Inc. (a).......................................       6,500      177,938
U.S. Healthcare, Inc..................................       6,800      316,200
                                                                   ------------
                                                                        650,888
                                                                   ------------
HOUSEHOLD PRODUCTS (1.3%)
Premark International, Inc............................       6,500      329,062
                                                                   ------------
INSURANCE (9.6%)
Aetna Life and Casualty Co............................       5,800      401,650
Allstate Corp. (The)..................................       4,797      197,277
American International Group, Inc. ...................       2,800      259,000
Chubb Corp. (The).....................................       1,800      174,150
Providian Corp........................................       7,300      297,475
Prudential Reinsurance
 Holdings Inc.........................................       9,000      210,375
SAFECO Corp...........................................       4,200      144,900
St. Paul Cos., Inc. (The).............................       5,500      305,937
Torchmark Corp. ......................................       8,100      366,525
                                                                   ------------
                                                                      2,357,289
                                                                   ------------
INTERNATIONAL OILS (2.0%)
British Petroleum Company,
 Plc ADR (b)..........................................       3,000      306,375
Occidental Petroleum Corp.............................       8,500      181,687
                                                                   ------------
                                                                        488,062
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995

COMMON STOCKS (CONTINUED)                 SHORT-TERM
                                          INVESTMENTS (19.6%)


                                                         SHARES       VALUE
                                                       ------------------------

MACHINERY (1.2%)
Agco Corp. ...........................................       6,000 $    306,000
                                                                   ------------
PAPER & FOREST
 PRODUCTS (4.3%)
Champion International Corp...........................       6,900      289,800
Chesapeake Corp.......................................       3,500      103,687
Rayonier, Inc. .......................................       6,800      226,950
Stone Container Corp..................................      14,100      202,688
Temple-Inland Inc.....................................       5,000      220,625
                                                                   ------------
                                                                      1,043,750
                                                                   ------------
PHOTOGRAPHY (0.7%)
Eastman Kodak Co. ....................................       2,600      174,200
                                                                   ------------
RAILROADS (3.2%)
Conrail Inc...........................................       4,600      322,000
Illinois Central Corp.................................       8,100      310,837
Union Pacific Corp. ..................................       2,100      138,600
                                                                   ------------
                                                                        771,437
                                                                   ------------
REAL ESTATE (0.9%)
Meditrust.............................................       6,000      209,250
                                                                   ------------
RETAIL (7.1%)
American Stores Co. ..................................       3,000       80,250
Dillard Department Stores, Inc. ......................       8,000      228,000
Federated Department
 Stores, Inc. (a).....................................       7,000      192,500
Kroger Co. (The) (a)..................................      11,000      412,500
Limited Inc. (The)....................................      13,400      232,825
Payless Cashways, Inc. (a)............................       7,000       29,750
Penney (J.C.) Co., Inc. ..............................       4,000      190,500
Sears, Roebuck and Co.................................       8,000      312,000
Stop & Shop Cos., Inc. (The) (a)......................       2,300       53,187
                                                                   ------------
                                                                      1,731,512
                                                                   ------------
TECHNOLOGY (1.7%)
International Business
 Machines Corp........................................       4,600      422,050
                                                                   ------------
TEXTILE & APPAREL (1.3%)
Jones Apparel Group, Inc. (a).........................       7,900      311,062
                                                                   ------------
TIRE & RUBBER (1.2%)
Goodyear Tire & Rubber Co. (The)                             6,300      285,862
                                                                   ------------
UTILITIES--ELECTRIC (3.6%)
Entergy Corp. ........................................      11,000      321,750
Long Island Lighting Co...............................       9,000      147,375
Pinnacle West Capital Corp. ..........................       7,300      209,875
Unicom Corp...........................................       6,000      196,500
                                                                   ------------
                                                                        875,500
                                                                   ------------
Total Common Stocks
 (Cost $17,756,267)...................................               19,275,274
                                                                   ------------
                                                       PRINCIPAL
                                                        AMOUNT        VALUE
                                                      -------------------------

COMMERCIAL PAPER (19.6%)
American Express Credit Corp.
 5.60%, due 1/9/96................................... $   963,000  $    963,000
Beneficial Corp.
 5.80%, due 1/3/96...................................     986,000       986,000
Ford Motor Credit Co.
 5.72%, due 1/2/96...................................     671,000       671,000
General Electric Capital Corp.
 5.83%, due 1/8/96...................................     893,000       893,000
Prudential Funding Corp.
 5.92%, due 1/4/96...................................     640,000       640,000
Texaco Inc.
 5.92%, due 1/5/96...................................     640,000       640,000
                                                                   ------------
Total Short-Term Investments (Cost $4,793,000).......                 4,793,000
                                                                   ------------
Total Investments
 (Cost $22,549,267) (c)..............................        98.5%   24,068,274
Cash and Other Assets,
 Less Liabilities....................................         1.5       361,176
                                                      -----------  ------------
Net Assets...........................................       100.0% $ 24,429,450
                                                      ===========  ============

--------
(a) Non-income producing securities.
(b) ADR-American Depository Receipt.
(c) The cost for Federal income tax purposes is $22,552,646.
(d) At December 31, 1995 net unrealized appreciation was $1,515,628, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,872,481 and aggregate gross unrealized de-preciation for all investments on which there was an excess of cost over market value of $356,853.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.
VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of December 31, 1995                   For the period May 1, 1995
                                          (Commencement of Operations) through
                                          December 31, 1995

ASSETS:
 Investment in securities, at value (Note 2) (identified cost
  $22,549,267)..................................................... $24,068,274
 Cash..............................................................         157
 Receivables:
 Fund shares sold..................................................     333,210
 Dividends and interest............................................      45,826
 Investment securities sold........................................      29,081
 NYLIAC............................................................      15,800
 Unamortized organization expense
  (Note 2).........................................................      63,634
 Other assets......................................................          13
                                                                    -----------
   Total assets....................................................  24,555,995
                                                                    -----------
LIABILITIES:
 Payables:
 Organization......................................................      73,173
 Investment securities purchased...................................      33,153
 Adviser...........................................................       6,528
 Recordkeeping.....................................................       5,471
 Custodian.........................................................       2,604
 Administrator.....................................................       1,813
 Accrued expenses..................................................       3,803
                                                                    -----------
   Total liabilities...............................................     126,545
                                                                    -----------
 Net assets applicable to
  outstanding shares............................................... $24,429,450
                                                                    ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
  100 million shares authorized.................................... $    21,095
 Additional paid-in capital........................................  22,842,255
 Accumulated undistributed net
  investment income................................................         131
 Accumulated undistributed net realized gain
  on investments...................................................      46,962
 Net unrealized appreciation
  on investments...................................................   1,519,007
                                                                    -----------
 Net assets applicable to
  outstanding shares............................................... $24,429,450
                                                                    ===========
 Shares of capital stock outstanding...............................   2,109,524
                                                                    ===========
 Net asset value per share outstanding............................. $     11.58
                                                                    ===========

INVESTMENT INCOME:
 Income:
 Dividends (a)...................................................... $  148,848
 Interest...........................................................    103,926
                                                                     ----------
   Total income.....................................................    252,774
                                                                     ----------
 Expenses: (Note 2)
 Recordkeeping......................................................     35,622
 Advisory (Note 3)..................................................     27,605
 Administration (Note 3)............................................     15,336
 Auditing...........................................................     10,750
 Amortization of organization expense...............................      9,866
 Custodian..........................................................      9,789
 Shareholder communication..........................................      1,056
 Directors..........................................................        326
 Legal..............................................................        184
 Miscellaneous......................................................        960
                                                                     ----------
   Total expenses
    before reimbursement............................................    111,494
 Expense reimbursement from
  Administrator (Note 3)............................................    (55,518)
                                                                     ----------
   Net expenses.....................................................     55,976
                                                                     ----------
 Net investment income..............................................    196,798
                                                                     ----------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments...................................     46,962
 Net unrealized appreciation
  on investments....................................................  1,519,007
                                                                     ----------
 Net realized and unrealized gain
  on investments....................................................  1,565,969
                                                                     ----------
 Net increase in net assets resulting
  from operations................................................... $1,762,767
                                                                     ==========

--------
(a) Dividends recorded net of foreign withholding taxes in the amount of $182.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the period May 1, 1995 (Commencement of Operations)through December 31,
1995

                                                                       1995
                                                                   ------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income...........................................  $    196,798
 Net realized gain on investments................................        46,962
 Net unrealized appreciation on investments......................     1,519,007
                                                                   ------------
 Net increase in net assets resulting from operations............     1,762,767
                                                                   ------------
 Dividends to shareholders:
 From net investment income......................................      (196,667)
                                                                   ------------
 Capital share transactions:
 Net proceeds from sale of shares................................    17,977,153
 Net asset value of shares issued to shareholders in reinvestment
  of dividends...................................................       196,667
                                                                   ------------
                                                                     18,173,820
 Cost of shares redeemed.........................................      (310,470)
                                                                   ------------
  Increase in net assets derived from capital share transactions.    17,863,350
                                                                   ------------
  Net increase in net assets.....................................    19,429,450
NET ASSETS:
 Beginning of period.............................................     5,000,000
                                                                   ------------
 End of period...................................................  $ 24,429,450
                                                                   ------------
 Accumulated undistributed net investment income.................  $        131
                                                                   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                     MAY 1
                                                                    1995 (a)
                                                                    THROUGH
                                                                  DECEMBER 31,
                                                                      1995
                                                                  ------------
Net asset value at beginning of period........................... $      10.00
                                                                  ------------
Net investment income............................................         0.10
Net realized and unrealized gain on investments..................         1.58
                                                                  ------------
Total from investment operations.................................         1.68
                                                                  ------------
Less dividends:
 From net investment income......................................        (0.10)
                                                                  ------------
Net asset value at end of period................................. $      11.58
                                                                  ============
Total investment return (b)......................................        16.76%
Ratios (to average net assets)/Supplemental Data:
 Net investment income...........................................         2.57%+
 Net expenses....................................................         0.73%+
 Expenses (before reimbursement).................................         1.45%+
Portfolio turnover rate..........................................           20%
Net assets at end of period (in 000's)........................... $     24,429

--------
(a) Commencement of Operations.
(b) Total return is not annualized.
 + Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO                                          NEW YORK LIFE MFA
PORTFOLIO OF INVESTMENTS                                SERIES FUND, INC.
December 31, 1995

LONG-TERM BONDS (93.9%)+
CORPORATE BONDS (45.2%)

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                       ------------------------

BANKS (7.1%)
BankAmerica Corp.
 7.75%, due 7/15/02................................... $ 4,000,000 $  4,355,000
First Union Corp.
 9.45%, due 6/15/99...................................   5,000,000    5,562,500
Golden West Financial Corp.
 10.25%, due 12/1/00..................................   1,000,000    1,178,750
Republic New York Corp.
 7.75%, due 5/15/09...................................   5,000,000    5,625,000
                                                                   ------------
                                                                     16,721,250
                                                                   ------------
CONTAINERS (1.7%)
Federal Paper Board Inc.
 10.00%, due 4/15/11..................................   3,100,000    3,999,000
                                                                   ------------
DATA PROCESSING (1.3%)
International Business
 Machines Corp.
 6.375%, due 6/15/00..................................   3,000,000    3,071,250
                                                                   ------------
DIVERSIFIED UTILITIES (6.3%)
Consumers Power Co.
 7.375%, due 9/15/23..................................   2,000,000    1,997,500
Long Island Lighting Co.
 8.75%, due 2/15/97...................................   2,000,000    2,025,000
Niagara Mohawk Power Corp.
 7.375%, due 8/1/03...................................   2,000,000    1,905,000
Pacific Gas & Electric Co.
 6.25%, due 3/1/04....................................   3,000,000    2,996,250
Philadelphia Electric Co.
 5.625%, due 11/1/01..................................   3,000,000    2,932,500
Public Service Co. of Colorado
 6.00%, due 1/1/01....................................   3,000,000    3,007,500
                                                                   ------------
                                                                     14,863,750
                                                                   ------------
ELECTRIC UTILITIES (2.0%)
Commonwealth Edison Co.
 9.75%, due 2/15/20...................................   1,450,000    1,691,062
Ohio Edison Co.
 8.50%, due 5/1/96 (a)................................   1,100,000    1,109,625
Southern California Edison Corp.
 5.875%, due 2/1/98...................................   2,000,000    2,010,000
                                                                   ------------
                                                                      4,810,687
                                                                   ------------
FINANCE (11.0%)
American General Finance Corp.
 7.00%, due 10/1/97...................................   7,000,000    7,166,250
Chrysler Financial Corp.
 8.125%, due 12/15/96 (a).............................   6,000,000    6,128,100
Ford Motor Credit Co.
 6.25%, due 2/26/98...................................   3,000,000    3,037,500
General Motors Acceptance Corp.
 7.75%, due 4/15/97...................................   5,000,000    5,131,250
 9.625%, due 12/15/01.................................   1,000,000    1,175,000
--------
+ Percentages indicated are based on Fund net assets.

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                       ------------------------

FINANCE (Continued)
Mellon Financial Co.
 7.625%, due 11/15/99................................. $ 3,000,000 $  3,187,500
                                                                   ------------
                                                                     25,825,600
                                                                   ------------
FOOD (0.5%)
ConAgra, Inc.
 9.875%, due 11/15/05.................................   1,000,000    1,260,000
                                                                   ------------
FOREIGN (3.5%)
British Telecommunications Plc
 9.375%, due 2/15/99..................................   4,200,000    4,646,250
 9.625%, due 2/15/19..................................   1,000,000    1,127,500
National Westminster Bancorp, Inc.
 9.375%, due 11/15/03.................................   2,000,000    2,400,000
                                                                   ------------
                                                                      8,173,750
                                                                   ------------
MOTION PICTURES/T.V. PROGRAMMING (1.0%)
Harcourt General, Inc.
 9.50%, due 3/15/00...................................   2,000,000    2,242,500
                                                                   ------------
OIL & GAS (1.1%)
Phillips Petroleum Co.
 9.18%, due 9/15/21...................................   1,200,000    1,408,500
Tennessee Gas Pipeline Co.
 9.25%, due 5/15/96 (a)...............................   1,060,000    1,073,250
                                                                   ------------
                                                                      2,481,750
                                                                   ------------
PAPER/PRODUCTS (2.2%)
Champion International Corp.
 9.875%, due 6/1/00...................................   4,500,000    5,175,000
                                                                   ------------
RAILROADS (1.1%)
CSX Corp.
 9.00%, due 8/15/06...................................   2,200,000    2,659,250
                                                                   ------------
RETAIL STORES (5.4%)
Price/Costco, Inc.
 7.125%, due 6/15/05..................................   5,000,000    5,218,750
Sears Roebuck & Co.
 8.45%, due 11/1/98...................................   7,000,000    7,498,750
                                                                   ------------
                                                                     12,717,500
                                                                   ------------
TELECOMMUNICATIONS (1.0%)
AT&T Corp.
 8.625%, due 12/1/31..................................   2,000,000    2,292,500
                                                                   ------------
Total Corporate Bonds
 (Cost $99,151,184)...................................              106,293,787
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995

U.S. GOVERNMENT &
FEDERAL AGENCY (48.7%)                SHORT-TERM
                                      INVESTMENTS (4.8%)

                                                      PRINCIPAL
                                                       AMOUNT       VALUE
                                                     ------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.2%)
 4.95%, due 9/30/98................................. $10,000,000 $  9,863,300
                                                                 ------------
UNITED STATES TREASURY BONDS (19.1%)
 6.875%, due 8/15/25................................  17,000,000   19,165,290
 7.625%, due 2/15/07................................  10,000,000   11,002,600
 7.625%, due 2/15/25................................  12,000,000   14,660,160
                                                                 ------------
                                                                   44,828,050
                                                                 ------------
UNITED STATES TREASURY NOTES (25.4%)
 5.375%, due 11/30/97...............................  15,000,000   15,046,350
 6.50%, due 5/15/05.................................   5,000,000    5,321,000
 7.125%, due 2/29/00................................  10,000,000   10,646,600
 7.50%, due 11/15/01................................   4,300,000    4,739,159
 7.50%, due 5/15/02.................................   5,000,000    5,544,600
 7.50%, due 2/15/05.................................   5,000,000    5,667,600
 8.50%, due 11/15/00................................  11,200,000   12,676,496
                                                                 ------------
                                                                   59,641,805
                                                                 ------------
Total U.S. Government &
 Federal Agency
 (Cost $107,085,052)................................              114,333,155
                                                                 ------------
Total Long-Term Bonds
 (Cost $206,236,236)................................              220,626,942
                                                                 ------------
                                                     PRINCIPAL
                                                      AMOUNT        VALUE
                                                    ----------------------------

COMMERCIAL PAPER (4.8%)
Anheuser-Busch Companies, Inc.
 5.85%, due 1/4/96................................. $ 3,000,000  $  2,998,537
Associates Corp. of North America
 5.444%, due on demand (b).........................   2,235,000     2,235,000
Dupont (E.I.) De Nemours
 5.80%, due 1/5/96.................................   2,058,000     2,056,674
Nike Inc.
 5.95%, due 1/3/96.................................   4,000,000     3,998,678
                                                                 ------------
Total Short-Term Investments
 (Cost $11,288,889)................................                11,288,889
                                                                 ------------
Total Investments
 (Cost $217,525,125) (c)...........................        98.7%  231,915,831(d)
Cash and Other Assets,
 Less Liabilities..................................         1.3     3,114,613
                                                    -----------  ------------
Net Assets.........................................       100.0% $235,030,444
                                                    ===========  ============

--------
(a) Long-term securities maturing within the subsequent twelve month period.
(b) Adjustable rate. Rate shown is the rate in effect at December 31, 1995.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1995 net unrealized appreciation was $14,390,706, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $14,479,179 and aggregate gross unrealized depre-ciation of all investments on which there was an excess of cost over market value of $88,473.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.
BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of December 31, 1995                   For the year ended December 31, 1995

ASSETS:
 Investment in securities, at value (Note 2)
  (identified cost $217,525,125)................................. $ 231,915,831
 Cash............................................................         6,695
 Receivables:
 Interest........................................................     3,532,379
 Fund shares sold................................................        61,428
 NYLIAC..........................................................        48,271
 Other assets....................................................           583
                                                                  -------------
   Total assets..................................................   235,565,187
                                                                  -------------
LIABILITIES:
 Payables:
 Adviser.........................................................       146,646
 Recordkeeping...................................................       130,435
 Fund shares redeemed............................................        89,311
 Administrator...................................................        19,764
 Directors.......................................................         1,971
 Accrued expenses................................................       146,616
                                                                  -------------
   Total liabilities.............................................       534,743
                                                                  -------------
 Net assets applicable to
  outstanding shares.............................................  $235,030,444
                                                                  =============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
  100 million shares authorized.................................. $     175,142
 Additional paid-in capital......................................   223,209,347
 Accumulated undistributed net
  investment income..............................................         3,457
 Accumulated net realized loss
  on investments.................................................    (2,748,208)
 Net unrealized appreciation
  on investments.................................................    14,390,706
                                                                  -------------
 Net assets applicable to
  outstanding shares.............................................  $235,030,444
                                                                  =============
 Shares of capital stock outstanding.............................    17,514,191
                                                                  =============
 Net asset value per share outstanding........................... $       13.42
                                                                  =============

INVESTMENT INCOME:
 Income:
 Interest......................................................... $ 15,866,827
                                                                   ------------
 Expenses: (Note 2)
 Recordkeeping (Note 3)...........................................      767,438
 Advisory (Note 3)................................................      553,053
 Administration (Note 3)..........................................      442,443
 Shareholder communication........................................      149,447
 Auditing.........................................................       39,598
 Legal............................................................       19,575
 Directors........................................................       17,362
 Portfolio pricing................................................        9,859
 Miscellaneous....................................................        4,164
                                                                   ------------
   Total expenses
    before reimbursement..........................................    2,002,939
 Expense reimbursement from
  Administrator (Note 3)..........................................     (631,367)
                                                                   ------------
   Net expenses...................................................    1,371,572
                                                                   ------------
 Net investment income............................................   14,495,255
                                                                   ------------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments.................................    4,716,932
 Net change in unrealized depreciation
  on investments..................................................   17,768,492
                                                                   ------------
 Net realized and unrealized gain
  on investments..................................................   22,485,424
                                                                   ------------
 Net increase in net assets resulting
  from operations................................................. $ 36,980,679
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1995 and December 31, 1994

                                                         1995          1994
                                                     ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
 Net investment income.............................  $ 14,495,255  $ 14,086,182
 Net realized gain (loss) on investments...........     4,716,932    (4,481,302)
 Net change in unrealized appreciation
  (depreciation) on investments....................    17,768,492   (17,363,837)
                                                     ------------  ------------
 Net increase (decrease) in net assets resulting
  from operations..................................    36,980,679    (7,758,957)
                                                     ------------  ------------
 Dividends to shareholders:
 From net investment income........................   (14,491,993)  (14,085,987)
                                                     ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares..................    22,956,887    21,844,680
 Net asset value of shares issued to shareholders
  in reinvestment of dividends.....................    14,491,993    14,085,987
                                                     ------------  ------------
                                                       37,448,880    35,930,667
 Cost of shares redeemed...........................   (31,593,131)  (36,082,699)
                                                     ------------  ------------
  Increase (decrease) in net assets derived from
   capital share transactions......................     5,855,749      (152,032)
                                                     ------------  ------------
  Net increase (decrease) in net assets............    28,344,435   (21,996,976)
NET ASSETS:
 Beginning of year.................................   206,686,009   228,682,985
                                                     ------------  ------------
 End of year.......................................  $235,030,444  $206,686,009
                                                     ============  ============
 Accumulated undistributed net investment income...  $      3,457  $        195
                                                     ============  ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                               YEAR ENDED DECEMBER 31
                              1995          1994           1993           1992          1991
                          -----------------------------------------------------------------------
Net asset value at
 beginning of year......  $      12.09  $      13.43   $      12.91   $      12.77  $      11.86
                          ------------  ------------   ------------   ------------  ------------
Net investment income...          0.88          0.88           0.95           0.92          1.02
Net realized and
 unrealized gain (loss)
 on investments.........          1.33         (1.34)          0.53           0.13          0.91
                          ------------  ------------   ------------   ------------  ------------
Total from investment
 operations.............          2.21         (0.46)          1.48           1.05          1.93
                          ------------  ------------   ------------   ------------  ------------
Less dividends:
 From net investment
  income................         (0.88)        (0.88)         (0.96)         (0.91)        (1.02)
                          ------------  ------------   ------------   ------------  ------------
Net asset value at end
 of year................  $      13.42  $      12.09   $      13.43   $      12.91  $      12.77
                          ============  ============   ============   ============  ============
Total investment return.         18.31%        (3.39%)        11.40%          8.26%        16.27%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..          6.55%         6.53%          6.79%          7.54%         8.22%
 Net expenses...........          0.62%         0.62%#         0.27%#         0.25%         0.25%
 Expenses (before
  reimbursement)........          0.91%         0.67%#         0.27%#         0.25%         0.25%
Portfolio turnover rate.            81%           88%            41%            10%           57%
Net assets at end of
 year (in 000's)........  $    235,030  $    206,686   $    228,683   $    203,947  $    164,124

--------
# At the MFA Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO                                 NEW YORK LIFE MFA
PORTFOLIO OF INVESTMENTS                                SERIES FUND, INC.
December 31, 1995

COMMON STOCKS (96.3%)+


                                                         SHARES       VALUE
                                                       ------------------------

AEROSPACE/DEFENSE (3.0%)
Boeing Co. (The)......................................      30,000 $  2,351,250
Lockheed Martin Corp..................................      61,200    4,834,800
Loral Corp............................................     164,000    5,801,500
                                                                   ------------
                                                                     12,987,550
                                                                   ------------
AUTO & AUTO SERVICES (0.4%)
ITT Industries Inc. ..................................      70,000    1,680,000
                                                                   ------------
BANKS (4.3%)
AmSouth Bancorp. .....................................      62,400    2,519,400
Bank of Boston Corp. .................................      83,000    3,838,750
Chase Manhattan Corp. (The)...........................      90,000    5,456,250
Commerce Bancshares Inc...............................      74,550    2,851,537
Morgan, J.P. & Co., Inc...............................      47,600    3,819,900
                                                                   ------------
                                                                     18,485,837
                                                                   ------------
BUILDING &
 MAINTENANCE (0.9%)
ADT Ltd. (a)..........................................     250,000    3,750,000
                                                                   ------------
BUILDING PRODUCTS (0.9%)
USG Corp. (a).........................................     131,200    3,936,000
                                                                   ------------
CHEMICALS (3.9%)
Engelhard Corp........................................     160,000    3,480,000
IMC Global Inc........................................     120,000    4,905,000
Sealed Air Corp. (a)..................................     300,000    8,437,500
                                                                   ------------
                                                                     16,822,500
                                                                   ------------
COMMERCIAL SERVICES (3.3%)
Equifax Inc...........................................     201,800    4,313,475
Primark Corp. (a).....................................     125,000    3,750,000
Service Corp. International...........................     138,000    6,072,000
                                                                   ------------
                                                                     14,135,475
                                                                   ------------
COMMUNICATIONS (2.5%)
ADC Telecommunications Inc. (a)                             90,000    3,285,000
Allen Group Inc.......................................     150,000    3,356,250
Mobilemedia Corp. (a).................................     175,000    3,893,750
                                                                   ------------
                                                                     10,535,000
                                                                   ------------
COMPUTER & BUSINESS EQUIPMENT (9.8%)
Checkfree Corp. (a)...................................     100,000    2,150,000
Cisco Systems Inc. (a)................................      60,000    4,477,500
Danka Business Systems PLC ADR (b)                         110,000    4,070,000
First Data Corp.......................................      91,030    6,087,631
FIserv Inc. (a).......................................     111,000    3,330,000
Gateway 2000 Inc. (a).................................     100,000    2,450,000
General Motors CL E...................................     125,000    6,500,000
Global Directmail Corp. (a)...........................     100,000    2,750,000
Intel Corp. ..........................................      65,000    3,688,750
Oracle Corp. (a)......................................      50,000    2,118,750
Quantum Corp. (a).....................................     105,000    1,693,125
Sungard Data Systems Inc. (a).........................     100,000    2,850,000
                                                                   ------------
                                                                     42,165,756
                                                                   ------------

--------
+ Percentages indicated are based on Fund net assets.

                                                         SHARES       VALUE
                                                       ------------------------

DRUGS (8.9%)
Allergan Inc..........................................      92,400 $  3,003,000
American Home Products Corp. .........................      49,500    4,801,500
Elan Corp. Plc ADR (a)(b).............................      81,000    3,938,625
Johnson & Johnson.....................................      94,400    8,083,000
Merck & Co., Inc......................................      69,200    4,549,900
Pfizer Inc............................................      58,800    3,704,400
Schering-Plough Corp. ................................     116,000    6,351,000
Warner-Lambert Co.....................................      38,700    3,758,738
                                                                   ------------
                                                                     38,190,163
                                                                   ------------
ELECTRICAL (4.3%)
Emerson Electric Co...................................      70,000    5,722,500
General Electric Co. .................................     119,000    8,568,000
Mark IV Industries, Inc. .............................     213,103    4,208,784
                                                                   ------------
                                                                     18,499,284
                                                                   ------------
ELECTRONICS (3.6%)
Applied Materials, Inc. (a)...........................      59,900    2,358,563
Avnet Inc.............................................      92,800    4,152,800
Hewlett-Packard Co. ..................................      48,700    4,078,625
LSI Logic Corp. (a)...................................      35,000    1,146,250
MEMC Electronic Materials Inc. (a)....................     110,500    3,605,062
                                                                   ------------
                                                                     15,341,300
                                                                   ------------
FINANCE (6.1%)
Chelsea GCA Realty, Inc. .............................      96,300    2,889,000
Federal Home Loan
 Mortgage Corp. ......................................      70,000    5,845,000
Federal National
 Mortgage Association.................................      40,000    4,965,000
Great Western Financial Corp. ........................     100,000    2,550,000
Republic New York Corp................................     100,000    6,212,500
Signet Banking Corp. .................................     146,900    3,488,875
                                                                   ------------
                                                                     25,950,375
                                                                   ------------
FOODS (2.1%)
ConAgra, Inc..........................................     114,100    4,706,625
General Mills, Inc....................................      75,000    4,331,250
                                                                   ------------
                                                                      9,037,875
                                                                   ------------
HOSPITAL & MEDICAL SERVICES (4.7%)
Columbia/HCA Healthcare Corp..........................     120,800    6,130,600
Guidant Corp. ........................................     105,000    4,436,250
HEALTHSOUTH Corp. (a).................................     181,400    5,283,275
Sybron International Corp. (a)........................     186,200    4,422,250
                                                                   ------------
                                                                     20,272,375
                                                                   ------------
HOUSEHOLD PRODUCTS (2.3%)
Colgate-Palmolive Co. ................................      65,000    4,566,250
Gillette Co. .........................................     100,000    5,212,500
                                                                   ------------
                                                                      9,778,750
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995

COMMON STOCKS (CONTINUED)


                                                         SHARES       VALUE
                                                       ------------------------

INSURANCE-PROPERTY & CASUALTY (2.5%)
American International Group, Inc.                          52,500 $  4,856,250
Amerin Corp. (a)......................................      85,000    2,273,750
ITT Hartford Group Inc. (a)...........................      70,000    3,386,250
                                                                   ------------
                                                                     10,516,250
                                                                   ------------
LEARNING &
 EDUCATIONAL (0.7%)
Kinder Care Learning
 Centers, Inc. (a)....................................     227,000    2,865,875
                                                                   ------------
LEISURE/AMUSEMENT (0.8%)
Harrah's Entertainment, Inc. (a)......................     144,900    3,513,825
                                                                   ------------
LODGING &
 RESTAURANTS (3.5%)
Bristol Hotel Co. (a).................................      30,000      731,250
ITT Corp. (New) (a)...................................      70,000    3,710,000
Marriott International, Inc. .........................     125,000    4,781,250
McDonald's Corp. .....................................     125,000    5,640,625
                                                                   ------------
                                                                     14,863,125
                                                                   ------------
MACHINERY/CAPITAL
 GOODS (0.6%)
Donaldson Co., Inc....................................     100,000    2,512,500
                                                                   ------------
MANUFACTURING (2.3%)
AlliedSignal Inc. ....................................      96,000    4,560,000
Honeywell Inc.........................................     105,000    5,105,625
                                                                   ------------
                                                                      9,665,625
                                                                   ------------
MEDIA & INFORMATION
 SERVICES (3.0%)
Heritage Media Corp. CL A (a).........................     105,000    2,690,625
Viacom Inc. Class B (a)...............................     100,000    4,737,500
Walt Disney Co. (The).................................      88,800    5,239,200
                                                                   ------------
                                                                     12,667,325
                                                                   ------------
METALS (1.1%)
Aluminum Co. of America...............................      85,000    4,494,375
                                                                   ------------
OIL & ENERGY SERVICES (6.6%)
Aquila Gas Pipeline Corp. ............................     107,800    1,387,925
Enron Corp. ..........................................     120,000    4,575,000
Mobil Corp. ..........................................      45,000    5,040,000
Quaker State Corp. ...................................     295,900    3,735,737
Schlumberger Ltd. ....................................      60,750    4,206,938
Smith International, Inc. (a).........................     180,500    4,241,750
Triton Energy Corp. (a)...............................      80,000    4,590,000
XCL Ltd. (a)..........................................   1,316,800      493,800
                                                                   ------------
                                                                     28,271,150
                                                                   ------------


                                                         SHARES       VALUE
                                                       ------------------------

PAPER & FOREST
 PRODUCTS (0.9%)
Bemis Co..............................................     154,200 $  3,951,375
                                                                   ------------
REAL ESTATE (0.8%)
Liberty Property Trust................................     166,500    3,454,875
                                                                   ------------
RETAIL TRADE &
 MERCHANDISING (4.4%)
Eckerd Corp. (a)......................................      65,000    2,900,625
Federated Department Stores,
 Inc. (a).............................................     147,000    4,042,500
Home Depot Inc........................................      50,000    2,393,750
Price/Costco, Inc. (a)................................     250,000    3,812,500
Smart & Final, Inc....................................     163,000    3,463,750
Staples Inc. (a)......................................      86,300    2,103,563
                                                                   ------------
                                                                     18,716,688
                                                                   ------------
TRANSPORTATION (3.2%)
Canadian National Railway Co. (a)(c)..................      22,500      337,500
Conrail Inc...........................................      63,500    4,445,000
Consolidated Freightways Inc..........................     100,000    2,650,000
Rollins Truck Leasing Corp............................     380,500    4,233,063
UNC Inc. (a)..........................................     300,000    1,800,000
                                                                   ------------
                                                                     13,465,563
                                                                   ------------
UTILITIES--ELECTRIC (0.9%)
CMS Energy Corp.......................................     135,000    4,033,125
                                                                   ------------
UTILITIES--TELEPHONE (4.0%)
Ameritech Corp. ......................................      80,000    4,720,000
Midcom Communication Inc. (a).........................     136,600    2,492,950
Paging Network, Inc. (a)..............................      60,000    1,462,500
Qualcomm Inc. (a).....................................      90,000    3,870,000
WorldCom Inc. (a).....................................     130,000    4,582,500
                                                                   ------------
                                                                     17,127,950
                                                                   ------------
Total Common Stocks
 (Cost $337,852,994)..................................              411,687,866
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.
SHORT-TERM INVESTMENTS (3.7%)


                                                PRINCIPAL
                                                 AMOUNT           VALUE
                                               --------------------------------

COMMERCIAL PAPER (3.7%)
Amoco Corp.
 5.80%, due 1/2/96............................ $ 4,540,000     $  4,539,268
Associates Corp. of North America
 5.44%, due on demand (d).....................   2,050,000        2,050,000
Nike Corp.
 5.95%, due 1/5/96............................   4,780,000        4,776,840
Raython Co.
 5.95%, due 1/4/96............................   4,500,000        4,497,769
                                                               ------------
Total Short-Term Investments
 (Cost $15,863,877)...........................                   15,863,877
                                                               ------------
Total Investments
 (Cost $353,716,871) (f)......................       100.0%     427,551,743 (g)
Liabilities In Excess of
 Cash and Other Assets........................        (0.0)(e)      (44,922)
                                               -----------     ------------
Net Assets....................................       100.0%    $427,506,821
                                               ===========     ============

--------
(a) Non-income producing securities.
(b) ADR--American Depository Receipt.
(c) Security purchased, in accordance with the public offering, on an installment receipt basis. The initial payment was $12.00 per share with an obligation to pay $7.93 per share on November 16, 1996. If the security is sold prior to November 16, 1996, the purchaser assumes the obligation.
(d) Adjustable Rate. Rate shown is the rate in effect at December 31, 1995.
(e) Less than one tenth of a percent.
(f) The cost stated also represents the aggregate cost for Federal income tax purposes.
(g) At December 31, 1995 net unrealized appreciation was $73,834,872, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $83,763,599 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,928,727.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of December 31, 1995                   For the year ended December 31, 1995

ASSETS:
 Investment in securities, at value (Note 2)
  (identified cost $353,716,871).................................. $427,551,743
 Cash.............................................................        6,534
 Receivables:
 Dividends and interest...........................................      448,495
 Fund shares sold.................................................      280,848
 NYLIAC...........................................................       80,948
 Other assets.....................................................          971
                                                                   ------------
   Total assets...................................................  428,369,539
                                                                   ------------
LIABILITIES:
 Payables:
 Adviser..........................................................      262,817
 Recordkeeping....................................................      245,911
 Fund shares redeemed.............................................       91,803
 Administrator....................................................       35,851
 Directors........................................................        2,559
 Accrued expenses.................................................      223,777
                                                                   ------------
   Total liabilities..............................................      862,718
                                                                   ------------
 Net assets applicable to
  outstanding shares.............................................. $427,506,821
                                                                   ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
  100 million shares authorized................................... $    248,227
 Additional paid-in capital.......................................  353,423,722
 Net unrealized appreciation
  on investments..................................................   73,834,872
                                                                   ------------
 Net assets applicable to outstanding shares...................... $427,506,821
                                                                   ============
 Shares of capital stock outstanding..............................   24,822,737
                                                                   ============
 Net asset value per share outstanding............................ $      17.22
                                                                   ============

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $  6,132,248
 Interest.........................................................    1,109,794
                                                                   ------------
   Total income...................................................    7,242,042
                                                                   ------------
 Expenses: (Note 2)
 Recordkeeping (Note 3)...........................................    1,347,572
 Advisory (Note 3)................................................      950,231
 Administration (Note 3)..........................................      760,185
 Shareholder communication........................................      279,150
 Auditing.........................................................       59,474
 Legal............................................................       30,782
 Directors........................................................       29,411
 Miscellaneous....................................................        9,851
                                                                   ------------
   Total expenses
    before reimbursement..........................................    3,466,656
 Expense reimbursement from
  Administrator (Note 3)..........................................   (1,110,083)
                                                                   ------------
   Net expenses...................................................    2,356,573
                                                                   ------------
 Net investment income............................................    4,885,469
                                                                   ------------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments.................................   34,444,510
 Net change in unrealized appreciation
  on investments..................................................   56,914,338
                                                                   ------------
 Net realized and unrealized gain
  on investments..................................................   91,358,848
                                                                   ------------
 Net increase in net assets resulting
  from operations................................................. $ 96,244,317
                                                                   ============

--------
(a) Dividends recorded net of foreign withholding taxes in the amount of $35,609.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO                                 NEW YORK LIFE MFA
STATEMENT OF CHANGES IN NET ASSETS                      SERIES FUND, INC.
For the years ended December 31, 1995 and December 31, 1994

                                                         1995          1994
                                                     --------------------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income.............................. $  4,885,469  $  4,561,447
 Net realized gain on investments...................   34,444,510    19,138,882
 Net change in unrealized appreciation on
  investments.......................................   56,914,338   (19,784,672)
                                                     ------------  ------------
 Net increase in net assets resulting from
  operations........................................   96,244,317     3,915,657
                                                     ------------  ------------
 Dividends and distributions to shareholders:
 From net investment income.........................   (4,897,272)   (4,567,801)
 From net realized gain on investments..............  (34,471,675)  (19,120,138)
                                                     ------------  ------------
   Total dividends and distributions to
    shareholders....................................  (39,368,947)  (23,687,939)
                                                     ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares...................   35,852,696    32,631,494
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions....   39,368,947    23,687,939
                                                     ------------  ------------
                                                       75,221,643    56,319,433
 Cost of shares redeemed............................  (34,751,127)  (25,581,882)
                                                     ------------  ------------
  Increase in net assets derived from capital share
   transactions.....................................   40,470,516    30,737,551
                                                     ------------  ------------
  Net increase in net assets........................   97,345,886    10,965,269
NET ASSETS:
 Beginning of year..................................  330,160,935   319,195,666
                                                     ------------  ------------
 End of year........................................ $427,506,821  $330,160,935
                                                     ============  ============
 Accumulated undistributed net investment income.... $         --  $      2,749
                                                     ============  ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                               YEAR ENDED DECEMBER 31
                              1995          1994           1993           1992          1991
                          ----------------------------------------------------------------------
Net asset value at
 beginning of year......  $      14.69  $      15.64   $      15.53   $      15.57  $      13.00
                          ------------  ------------   ------------   ------------  ------------
Net investment income...          0.22          0.22           0.24           0.22          0.27
Net realized and
 unrealized gain (loss)
 on investments.........          4.06         (0.03)          1.88           1.72          4.10
                          ------------  ------------   ------------   ------------  ------------
Total from investment
 operations.............          4.28          0.19           2.12           1.94          4.37
                          ------------  ------------   ------------   ------------  ------------
Less dividends and
 distributions:
 From net investment
  income................         (0.22)        (0.22)         (0.25)         (0.22)        (0.29)
 From net realized gain
  on investments........         (1.53)        (0.92)         (1.76)         (1.76)        (1.51)
                          ------------  ------------   ------------   ------------  ------------
Total dividends and
 distributions..........         (1.75)        (1.14)         (2.01)         (1.98)        (1.80)
                          ------------  ------------   ------------   ------------  ------------
Net asset value at end
 of year................  $      17.22  $      14.69   $      15.64   $      15.53  $      15.57
                          ============  ============   ============   ============  ============
Total investment return.         29.16%         1.20%         13.71%         12.42%        33.62%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..          1.29%         1.41%          1.42%          1.50%         1.78%
 Net expenses...........          0.62%         0.62%#         0.27%#         0.27%         0.29%
 Expenses (before
  reimbursement)........          0.91%         0.65%#         0.27%#         0.27%         0.29%
Portfolio turnover rate.           104%          108%           121%            82%          100%
Net assets at end of
 year (in 000's)........  $    427,507  $    330,161   $    319,196   $    272,834  $    204,147

--------
# At the MFA Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain admin-istrative and operating expenses of the Fund previously borne by New York Life.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1995

COMMON STOCKS (86.3%)+


                                                         SHARES       VALUE
                                                       ------------------------

AIR TRANSPORTATION (0.3%)
AMR Corp. (a).........................................       1,518 $    112,712
Delta Air Lines, Inc..................................       1,011       74,688
Pittston Services Group...............................         868       27,234
Southwest Airlines Co.................................       2,922       67,936
USAir Group, Inc. (a).................................       1,138       15,078
                                                                   ------------
                                                                        297,648
                                                                   ------------
AIRCRAFT (1.3%)
Boeing Company (The)..................................       6,704      525,426
Lockheed Martin Corp..................................       3,926      310,154
McDonnell Douglas Corp................................       2,261      208,012
Northrop Grumman Corp.................................       1,006       64,384
United Technologies Corp..............................       2,414      229,028
                                                                   ------------
                                                                      1,337,004
                                                                   ------------
ALUMINUM (0.4%)
Alcan Aluminum Limited................................       4,532      141,059
Aluminum Co. of America...............................       3,526      186,437
Reynolds Metals Company...............................       1,245       70,498
                                                                   ------------
                                                                        397,994
                                                                   ------------
APPAREL (0.4%)
Brown Group, Inc......................................         382        5,444
Fruit Of The Loom Inc. Class A (a)                           1,538       37,489
Liz Claiborne, Inc....................................       1,534       42,568
Nike, Inc.............................................       2,832      197,178
Reebok International Ltd..............................       1,549       43,759
Russell Corp..........................................         866       24,031
Stride Rite Corp......................................       1,012        7,590
VF Corp...............................................       1,257       66,307
                                                                   ------------
                                                                        424,366
                                                                   ------------
BANKS (5.5%)
Banc One Corp.........................................       7,823      295,318
Bank of Boston Corp...................................       2,226      102,952
Bank of New York Company, Inc. (The)..................       3,788      184,665
BankAmerica Corp......................................       7,382      477,984
Bankers Trust New York Corp...........................       1,536      102,144
Barnett Banks, Inc....................................       1,912      112,808
Boatmen's Bancshares, Inc.............................       2,540      103,822
Chase Manhattan Corp. (The)...........................       3,433      208,126
Chemical Banking Corp.................................       5,030      295,512
Citicorp..............................................       7,866      528,988
Comerica Inc..........................................       2,200       88,275
CoreStates Financial Corp.............................       2,747      104,043
First Bank System, Inc................................       2,700      133,987
First Chicago Corp....................................       6,344      250,588
First Fidelity Bancorp................................       1,623      122,334
First Interstate Bancorp..............................       1,528      208,572
First Union Corp......................................       3,494      194,354
Fleet Financial Group, Inc............................       5,039      205,339
KeyCorp...............................................       4,534      164,358
MBNA Corp.............................................       2,975      109,703
Mellon Bank Corp......................................       2,990      160,713

--------
+ Percentages indicated are based on Fund net assets.


                                                         SHARES       VALUE
                                                       ------------------------

BANKS (Continued)
Morgan (J.P.) & Company, Inc..........................       3,693 $    296,363
NationsBank Corp......................................       5,299      368,943
Norwest Corp..........................................       6,465      213,345
PNC Bank Corp.........................................       4,562      147,125
Republic New York Corp................................       1,125       69,891
Suntrust Banks, Inc...................................       2,299      157,482
U.S. Bancorp (Portland, OR)...........................       2,019       67,889
Wachovia Corp.........................................       3,484      159,393
Wells Fargo & Company.................................         926      200,016
                                                                   ------------
                                                                      5,835,032
                                                                   ------------
BEVERAGES (3.2%)
Anheuser-Busch Companies, Inc.........................       5,116      342,133
Brown-Forman Corp.....................................       1,413       51,574
Coca-Cola Company (The)...............................      24,764    1,838,727
Coors (Adolph) Co.....................................         748       16,550
PepsiCo, Inc..........................................      15,490      865,504
Seagram Company Ltd...................................       7,334      253,939
                                                                   ------------
                                                                      3,368,427
                                                                   ------------
BROADCASTING (1.2%)
Capital Cities/ABC, Inc...............................       3,021      372,716
Comcast Corp. Class A.................................       4,757       86,518
Tele-Communications TCI Group, Class A (a)............      12,935      257,083
Tellabs, Inc. (a).....................................       1,738       64,306
U.S. West Media Group (a).............................       9,313      176,947
Viacom Inc. Class B (a)...............................       7,150      338,731
                                                                   ------------
                                                                      1,296,301
                                                                   ------------
BUSINESS EQUIPMENT & SERVICES (1.4%)
Block (H & R), Inc....................................       2,042       82,701
Browning-Ferris Industries, Inc.......................       4,165      122,867
Ceridian Corp. (a)....................................       1,291       53,254
Deluxe Corp...........................................       1,642       47,618
Donnelley (R.R.) &
 Sons Company.........................................       3,052      120,173
Dun & Bradstreet Corp. (The)..........................       3,420      221,445
Federal Express Corp. (a).............................       1,127       83,257
Harland (John H.) Co. (The)...........................         629       13,130
Interpublic Group of Cos., Inc........................       1,517       65,800
Moore Corp. Ltd.......................................       2,006       37,362
National Service Industries, Inc......................       1,011       32,731
Ogden Corp............................................         990       21,161
Pitney Bowes Inc......................................       3,055      143,585
Ryder System, Inc.....................................       1,521       37,645
Safety-Kleen Corp.....................................       1,135       17,734
Service Corp. International...........................       1,958       86,152
WMX Technologies, Inc.................................       9,609      287,069
                                                                   ------------
                                                                      1,473,684
                                                                   ------------
CAPITAL EQUIPMENT (0.8%)
Caterpillar Inc.......................................       4,049      237,879
Cincinnati Milacron Inc...............................         632       16,590

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

COMMON STOCKS (CONTINUED)


                                                         SHARES       VALUE
                                                       ------------------------

CAPITAL EQUIPMENT (Continued)
Cummins Engine Company, Inc...........................         875 $     32,375
Fluor Corp............................................       1,639      108,174
Foster Wheeler Corp...................................         639       27,157
General Signal Corp...................................         998       32,310
Giddings & Lewis Inc..................................         635       10,478
Harnischfeger Industries, Inc.........................         920       30,590
Illinois Tool Works Inc...............................       2,262      133,458
Ingersoll-Rand Company................................       2,137       75,062
Paccar Inc............................................         808       34,037
Parker Hannifin Corp..................................       1,508       51,649
Snap-On, Inc..........................................         889       40,227
Timken Company (The)..................................         624       23,868
Trinova Corp..........................................         517       14,799
                                                                   ------------
                                                                        868,653
                                                                   ------------
CHEMICALS--PETROLEUM (1.8%)
Dow Chemical Company (The)............................       5,342      375,943
Du Pont (E.I.) De
 Nemours & Company....................................      11,038      771,280
Goodrich (B.F.) Company...............................         508       34,607
Grace (W.R.) & Co.....................................       1,883      111,332
Hercules Inc..........................................       2,340      131,918
Monsanto Company......................................       2,281      279,423
Rohm & Haas Company...................................       1,379       88,773
Union Carbide Corp....................................       2,709      101,588
                                                                   ------------
                                                                      1,894,864
                                                                   ------------
CHEMICALS--SPECIALTY (0.8%)
Air Products & Chemicals, Inc.........................       2,164      114,151
Avery Dennison Corp...................................       1,035       51,879
Eastman Chemical Co...................................       1,640      102,705
Ecolab, Inc...........................................       1,252       37,560
Engelhard Corp........................................       2,925       63,619
Great Lakes Chemical Corp. ...........................       1,306       94,032
Morton International, Inc.............................       3,021      108,378
Nalco Chemical Company................................       1,399       42,145
Pall Corp.............................................       2,271       61,033
Praxair, Inc..........................................       2,656       89,308
Sigma-Aldrich Corp....................................       1,011       50,045
                                                                   ------------
                                                                        814,855
                                                                   ------------
COMMUNICATIONS
 EQUIPMENT (0.5%)
Andrew Corp. (a)......................................         814       31,136
DSC Communications Corp. (a)..........................       2,209       81,457
General Dynamics Corp.................................       1,252       74,024
Harris Corp...........................................         865       47,251
Northern Telecom Limited..............................       5,041      216,763
Scientific-Atlanta, Inc...............................       1,502       22,530
                                                                   ------------
                                                                        473,161
                                                                   ------------
COMPUTERS--MAIN &
 MINI (2.8%)
Amdahl Corp. (a)......................................       2,379       20,222
Cisco Systems, Inc. (a)...............................       5,376      401,184

                                                         SHARES       VALUE
                                                       ------------------------

COMPUTERS--MAIN &
 MINI (Continued)
Cray Research, Inc. (a)...............................         509 $     12,598
Data General Corp. (a)................................         739       10,161
Digital Equipment Corp. (a)...........................       2,971      190,515
Hewlett-Packard Company...............................      10,003      837,751
Honeywell Inc.........................................       2,552      124,091
International Business
 Machines Corp........................................      11,178    1,025,582
Tandem Computers Inc. (a).............................       2,264       24,055
Unisys Corp. (a)......................................       3,397       19,108
Xerox Corp............................................       2,121      290,577
                                                                   ------------
                                                                      2,955,844
                                                                   ------------
COMPUTERS--MICRO (0.5%)
Apple Computer Inc....................................       2,392       76,245
Compaq Computer Corp. (a).............................       5,241      251,568
Sun Microsystems Inc. (a).............................       3,836      175,017
                                                                   ------------
                                                                        502,830
                                                                   ------------
COMPUTERS--
 PERIPHERALS (2.3%)
Autodesk, Inc.........................................       1,003       34,353
Cabletron Systems, Inc. (a)...........................       1,438      116,478
Computer Associates
 International Inc....................................       4,765      271,009
First Data Corp.......................................       4,463      298,463
Intergraph Corp. (a)..................................         899       14,159
Microsoft Corp. (a)...................................      11,481    1,007,458
Novell Inc. (a).......................................       7,296      103,968
Oracle Corp. (a)......................................       8,579      363,535
Silicon Graphics, Inc. (a)............................       3,175       87,313
3Com Corp. (a)........................................       3,100      144,537
                                                                   ------------
                                                                      2,441,273
                                                                   ------------
CONSTRUCTION
 MATERIALS (0.4%)
Black & Decker Corp...................................       1,643       57,916
Crane Co..............................................         622       22,936
PPG Industries Inc....................................       4,083      186,797
Sherwin-Williams Company..............................       1,654       67,401
Stanley Works (The)...................................         895       46,092
                                                                   ------------
                                                                        381,142
                                                                   ------------
CONSUMER
 ELECTRONICS (0.0%) (b)
Zenith Electronics Corp. (a)..........................         444        3,053
                                                                   ------------
CONSUMER SERVICES (0.1%)
CUC International Inc. (a)............................       3,488      119,028
                                                                   ------------
CONTAINERS (0.1%)
Ball Corp.............................................         618       16,995
Bemis Company, Inc....................................       1,014       25,984
Crown Cork & Seal
 Company, Inc. (a)....................................       1,760       73,480
                                                                   ------------
                                                                        116,459
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995

COMMON STOCKS (CONTINUED)


                                                         SHARES       VALUE
                                                        -----------------------

COSMETICS &
 TOILETRIES (0.6%)
Alberto-Culver Company................................         516 $     17,737
Avon Products, Inc....................................       1,306       98,440
Gillette Company......................................       8,829      460,212
International Flavors &
 Fragrances, Inc. ....................................       2,149      103,152
                                                                   ------------
                                                                        679,541
                                                                   ------------
DEFENSE (0.6%)
EG & G, Inc...........................................       1,028       24,929
Loral Corp............................................       3,256      115,181
Raytheon Company......................................       4,920      232,470
Rockwell International Corp...........................       4,303      227,521
                                                                   ------------
                                                                        600,101
                                                                   ------------
ELECTRICAL
 COMPONENTS (0.1%)
LSI Logic Corp. (a)...................................       2,600       85,150
                                                                   ------------
ELECTRICAL
 EQUIPMENT (3.1%)
Cooper Industries, Inc. ..............................       2,167       79,637
Dover Corp. ..........................................       2,266       83,558
Emerson Electric Co...................................       4,433      362,398
General Electric Company..............................      33,263    2,394,936
Grainger (W.W.), Inc. ................................       1,015       67,244
Johnson Controls, Inc. ...............................         765       52,594
Tyco International Ltd................................       3,024      107,730
Westinghouse Electric Corp. ..........................       7,752      127,908
                                                                   ------------
                                                                      3,276,005
                                                                   ------------
ELECTRONIC
 COMPONENTS (2.3%)
Advanced Micro Devices, Inc. (a)......................       2,083       34,369
AMP Inc. .............................................       4,172      160,100
Applied Materials, Inc. (a)...........................       3,476      136,867
Intel Corp. ..........................................      16,145      916,229
Micron Technology Inc.................................       4,100      162,463
Motorola, Inc.........................................      11,720      668,040
National Semiconductor Corp. (a)                             2,483       55,247
Raychem Corp. ........................................         873       49,652
Teledyne, Inc. (a)....................................       1,129       28,931
Texas Instruments, Inc................................       3,740      193,545
Thomas & Betts Corp. .................................         388       28,615
                                                                   ------------
                                                                      2,434,058
                                                                   ------------
ELECTRONIC
 INSTRUMENTS (0.1%)
Perkin-Elmer Corp. (The)..............................         891       33,635
Tektronix, Inc........................................         623       30,605
                                                                   ------------
                                                                         64,240
                                                                   ------------
ENVIRONMENTAL
 CONTROL (0.1%)
Laidlaw, Inc. Class B.................................       5,538       56,765
                                                                   ------------

                                                         SHARES       VALUE
                                                       ------------------------

FARM MACHINERY (0.2%)
Deere & Company.......................................       5,217 $    183,899
Navistar International Corp. (a)......................       1,526       16,023
Varity Corp. (a)......................................         865       32,113
                                                                   ------------
                                                                        232,035
                                                                   ------------
FINANCE COMPANIES (0.6%)
Beneficial Corp.......................................       1,017       47,417
Household International Inc...........................       1,997      118,073
National City Corp....................................       2,975       98,547
Travelers Group Inc...................................       6,293      395,672
                                                                   ------------
                                                                        659,709
                                                                   ------------
FOOD & RELATED (2.4%)
Archer Daniels Midland Company........................      10,733      193,194
Campbell Soup Company.................................       4,941      296,460
ConAgra, Inc..........................................       4,938      203,693
CPC International, Inc. ..............................       2,917      200,179
Fleming Companies, Inc. ..............................         744       15,345
General Mills, Inc. ..................................       3,166      182,837
Heinz (H.J.) Company..................................       7,249      240,123
Hershey Foods Corp....................................       1,559      101,335
Kellogg Company.......................................       4,265      329,471
Quaker Oats Company...................................       2,685       92,632
Ralston Purina Group..................................       2,027      126,434
Sara Lee Corp.........................................       9,593      305,777
SuperValu Inc.........................................       1,406       44,289
Sysco Corp............................................       3,568      115,960
Wrigley (Wm.) Jr. Company.............................       2,275      119,437
                                                                   ------------
                                                                      2,567,166
                                                                   ------------
FOOD PROCESSING (0.1%)
Pioneer Hi-Bred
 International, Inc.  ................................       1,691       94,062
                                                                   ------------
FOREST & PAPER
 PRODUCTS (1.4%)
Boise Cascade Corp. ..................................         958       33,171
Champion International Corp. .........................       1,884       79,128
Crown Vantage, Inc. (a)...............................         163        2,323
Federal Paper Board
 Company, Inc.  ......................................         872       45,235
Georgia-Pacific Corp. ................................       1,773      121,672
International Paper Company...........................       5,018      190,057
James River Corp. of Virginia.........................       1,637       39,493
Kimberly-Clark Corp. .................................       5,128      424,347
Louisiana-Pacific Corp................................       2,150       52,137
Mead Corp.............................................       1,139       59,513
Potlatch Corp. .......................................         518       20,720
Stone Container Corp. ................................       1,849       26,579
Temple-Inland Inc. ...................................       1,129       49,817
Union Camp Corp. .....................................       1,386       66,008
Westvaco Corp.........................................       2,065       57,304
Weyerhaeuser Company..................................       4,051      175,206
Willamette Industries, Inc............................       1,125       63,281
                                                                   ------------
                                                                      1,505,991
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

COMMON STOCKS (CONTINUED)


                                                         SHARES       VALUE
                                                       ------------------------

FURNITURE &
 FURNISHINGS (0.3%)
Armstrong World Industries, Inc.......................         745 $     46,190
Masco Corp............................................       3,132       98,267
Newell Co.............................................       3,157       81,687
Owens-Corning Fiberglas Corp. (a)                              990       44,426
                                                                   ------------
                                                                        270,570
                                                                   ------------
GOLD & PRECIOUS
 METALS (0.2%)
Echo Bay Mines Ltd....................................       2,159       22,400
Homestake Mining Company..............................       2,666       41,656
Placer Dome Inc.......................................       4,675      112,784
                                                                   ------------
                                                                        176,840
                                                                   ------------
HEALTH CARE--DRUGS (4.5%)
Abbott Laboratories...................................      15,709      655,851
Allergan Inc..........................................       1,257       40,852
Alza Corp. (a)........................................       1,629       40,318
Amgen Inc. (a)........................................       5,313      315,459
Baxter International Inc..............................       5,562      232,909
Lilly (Eli) & Company.................................      10,802      607,612
Merck & Co., Inc......................................      24,286    1,596,805
Millipore Corp........................................         831       34,175
Pfizer Inc............................................      12,517      788,571
Schering-Plough Corp..................................       7,391      404,657
                                                                   ------------
                                                                      4,717,209
                                                                   ------------
HEALTH CARE--GENERAL (3.3%)
American Home Products Corp...........................       6,073      589,081
Bausch & Lomb Inc.....................................       1,140       45,173
Becton, Dickinson & Company...........................       1,314       98,550
Biomet Inc. (a).......................................       2,270       40,576
Bristol-Myers Squibb Company..........................       9,920      851,880
Johnson & Johnson.....................................      12,780    1,094,288
Mallinckrodt Group, Inc...............................       1,523       55,399
Pharmacia & Upjohn, Inc...............................      10,459      405,286
St. Jude Medical, Inc. (a)............................       1,351       58,093
Warner-Lambert Company................................       2,657      258,061
                                                                   ------------
                                                                      3,496,387
                                                                   ------------
HOMEBUILDERS, MOBILE
 HOMES (0.1%)
Centex Corp...........................................         526       18,279
Fleetwood Enterprises, Inc............................         897       23,098
Kaufman & Broad Home Corp.............................         632        9,401
Pulte Corp............................................         513       17,249
                                                                   ------------
                                                                         68,027
                                                                   ------------
HOSPITAL SUPPLY &
 MANAGEMENT (1.0%)
Bard (C.R.), Inc......................................       1,018       32,831
Beverly Enterprises, Inc. (a).........................       1,830       19,444
Columbia/HCA Healthcare Corp..........................       8,818      447,513
Community Psychiatric Centers (a)                              889       10,890

                                                         SHARES       VALUE
                                                       ------------------------

HOSPITAL SUPPLY &
 MANAGEMENT (Continued)
Humana Inc. (a).......................................       2,700 $     73,913
Manor Care, Inc.......................................       1,243       43,505
Medtronic, Inc........................................       4,552      254,343
Shared Medical Systems Corp...........................         499       27,133
Tenet Healthcare Corp. (a)............................       4,008       83,166
United States Surgical Corp...........................       1,131       24,175
                                                                   ------------
                                                                      1,016,913
                                                                   ------------
HOTELS & GAMING (0.2%)
Bally Entertainment Corp. (a).........................         999       13,986
Harrah's Entertainment, Inc. (a)......................       2,050       49,713
Hilton Hotels Corp....................................       1,004       61,746
Marriott International, Inc...........................       2,477       94,745
                                                                   ------------
                                                                        220,190
                                                                   ------------
HOUSEHOLD--GENERAL
 PRODUCTS (2.1%)
American Greetings Corp...............................       1,500       41,437
Clorox Company (The)..................................       1,023       73,272
Colgate-Palmolive Company.............................       2,842      199,651
Corning Inc...........................................       4,570      146,240
Jostens, Inc..........................................         896       21,728
Premark International, Inc............................       1,253       63,433
Procter & Gamble Company (The)                              13,627    1,131,041
Rubbermaid, Inc.......................................       3,170       80,835
Unilever, N.V.........................................       3,164      445,333
                                                                   ------------
                                                                      2,202,970
                                                                   ------------
HOUSEHOLD--MAJOR
 APPLIANCES (0.1%)
Briggs & Stratton Corp................................         635       27,543
Maytag Corp...........................................       2,144       43,416
Whirlpool Corp........................................       1,495       79,609
                                                                   ------------
                                                                        150,568
                                                                   ------------
INSURANCE--LIFE (1.0%)
American General Corp.................................       4,083      142,395
Jefferson-Pilot Corp..................................       1,365       63,472
Loews Corp............................................       2,250      176,344
Providian Corp........................................       1,903       77,547
Torchmark Corp........................................       1,411       63,848
United Healthcare Corp................................       3,151      146,522
U.S. Healthcare, Inc..................................       3,483      228,136
UNUM Corp.............................................       1,468       80,740
USLIFE Corp...........................................         750       22,406
                                                                   ------------
                                                                      1,001,410
                                                                   ------------
INSURANCE--PROPERTY &
 CASUALTY (2.4%)
Aetna Life & Casualty Company.........................       2,258      156,366
Allstate Corp. (The)..................................       8,941      367,699
American International Group, Inc.                           9,326      862,655
Chubb Corp. (The).....................................       1,756      169,893

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995

COMMON STOCKS (CONTINUED)


                                                         SHARES       VALUE
                                                       ------------------------

INSURANCE--PROPERTY &
 CASUALTY (Continued)
CIGNA Corp............................................       1,409 $    145,479
General Re Corp. .....................................       1,643      254,665
ITT Hartford Group, Inc. (a)..........................       2,278      110,198
Lincoln National Corp. ...............................       2,102      112,982
SAFECO Corp. .........................................       2,502       86,319
St. Paul Companies, Inc. (The)........................       1,633       90,836
Transamerica Corp. ...................................       1,315       95,831
USF&G Corp............................................       1,961       33,092
                                                                   ------------
                                                                      2,486,015
                                                                   ------------
LEISURE TIME INDUSTRY (0.8%)
Brunswick Corp. ......................................       1,892       45,408
Handleman Co. ........................................         633        3,640
Hasbro Inc............................................       1,656       51,336
Mattel, Inc...........................................       4,491      138,098
Outboard Marine Corp. ................................         389        7,926
Walt Disney Company (The).............................      10,293      607,287
                                                                   ------------
                                                                        853,695
                                                                   ------------
MEDICAL SUPPLIES (0.1%)
Boston Scientific Corp. (a)...........................       2,975      145,775
                                                                   ------------
METALS--DIVERSIFIED (0.1%)
Freeport-McMoRan Copper &
 Gold Inc.............................................       4,000      112,500
                                                                   ------------
MINING (0.5%)
Asarco, Inc. .........................................         869       27,808
Barrick Gold Corp. ...................................       7,070      186,471
Cyprus Amax Minerals Co. .............................       1,936       50,578
INCO Limited..........................................       2,376       79,002
Nacco Industries, Inc. ...............................         128        7,104
Newmont Mining Corp...................................       1,741       78,780
Phelps Dodge Corp.....................................       1,403       87,337
Santa Fe Pacific Gold Corp. ..........................       2,582       31,307
                                                                   ------------
                                                                        548,387
                                                                   ------------
MOTION PICTURES (0.0%) (b)
King World Productions, Inc. (a)......................         645       25,074
                                                                   ------------
MOTOR VEHICLE PARTS (0.3%)
Dana Corp.............................................       2,008       58,734
Eaton Corp............................................       1,497       80,276
Echlin Inc............................................       1,137       41,501
Genuine Parts Company.................................       2,511      102,951
                                                                   ------------
                                                                        283,462
                                                                   ------------
MOTOR VEHICLES (1.7%)
Chrysler Corp.........................................       7,553      418,247
Ford Motor Company....................................      21,319      618,251
General Motors Corp...................................      14,817      783,449
                                                                   ------------
                                                                      1,819,947
                                                                   ------------

                                                         SHARES       VALUE
                                                       ------------------------

MULTIPLE INDUSTRY (1.4%)
Alco Standard Corp....................................       2,230 $    101,744
AlliedSignal, Inc.....................................       5,672      269,420
Dial Corp. (The)......................................       1,899       56,258
FMC Corp. (a).........................................         741       50,110
Harcourt General, Inc. ...............................       1,424       59,630
ITT Corp. (New) (a)...................................       2,278      120,734
ITT Industries, Inc...................................       2,278       54,672
Minnesota Mining &
 Manufacturing Company................................       8,282      548,682
Textron Inc...........................................       1,658      111,915
TRW Inc...............................................       1,270       98,425
Whitman Corp..........................................       2,041       47,453
                                                                   ------------
                                                                      1,519,043
                                                                   ------------
PETROLEUM--DOMESTIC (2.2%)
Amerada Hess Corp.....................................       1,885       99,905
Amoco Corp............................................       9,856      708,400
Ashland Inc...........................................       1,143       40,148
Atlantic Richfield Company............................       3,163      350,302
Burlington Resources, Inc. ...........................       2,486       97,575
Coastal Corp..........................................       2,036       75,841
Kerr-McGee Corp.......................................       1,012       64,262
Louisiana Land & Exploration
 Company (The)........................................         625       26,797
Noram Energy Corp.....................................       2,505       22,232
Occidental Petroleum Corp.............................       6,277      134,171
Oryx Energy Company (a)...............................       2,098       28,061
Pennzoil Company......................................         976       41,236
Phillips Petroleum Company............................       5,174      176,563
Santa Fe Energy Resources, Inc. (a)                          1,763       16,969
Sun Company, Inc. ....................................       1,530       41,884
Tenneco, Inc..........................................       3,606      178,947
Unocal Corp...........................................       4,800      139,800
USX-Marathon Group....................................       5,992      116,844
                                                                   ------------
                                                                      2,359,937
                                                                   ------------
PETROLEUM--
 INTERNATIONAL (5.1%)
Chevron Corp..........................................      12,901      677,303
Exxon Corp............................................      24,434    1,957,774
Mobil Corp. ..........................................       7,740      866,880
Royal Dutch Petroleum Company.........................      10,520    1,484,635
Texaco Inc............................................       5,067      397,760
                                                                   ------------
                                                                      5,384,352
                                                                   ------------
PETROLEUM--SERVICES (0.7%)
Baker Hughes Inc......................................       2,773       67,592
Dresser Industries, Inc...............................       3,571       87,043
Halliburton Company...................................       2,266      114,716
Helmerich & Payne, Inc. ..............................         505       15,024
McDermott International, Inc. ........................       1,019       22,418
Rowan Companies, Inc. (a).............................       1,644       16,235
Schlumberger Limited..................................       4,804      332,677
Western Atlas, Inc. (a)...............................       1,093       55,196
                                                                   ------------
                                                                        710,901
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

COMMON STOCKS (CONTINUED)


                                                         SHARES       VALUE
                                                       ------------------------

PHOTOGRAPHIC
 EQUIPMENT (0.5%)
Eastman Kodak Company.................................       6,673 $    447,091
Polaroid Corp.........................................         900       42,637
                                                                   ------------
                                                                        489,728
                                                                   ------------
PUBLISHING (0.9%)
Dow Jones & Company, Inc..............................       2,021       80,587
Gannett Company, Inc. ................................       2,795      171,543
Knight-Ridder Inc.....................................       1,024       64,000
McGraw-Hill Companies, Inc. ..........................       1,009       87,909
Meredith Corp.........................................         531       22,235
New York Times Company (The)..........................       1,988       58,895
Time Warner, Inc......................................       7,556      286,184
Times Mirror Company..................................       2,225       75,372
Tribune Company.......................................       1,276       77,996
                                                                   ------------
                                                                        924,721
                                                                   ------------
RAILROAD (0.9%)
Burlington Northern Santa
 Fe Corp..............................................       2,811      219,258
Conrail, Inc..........................................       1,531      107,170
CSX Corp. ............................................       4,070      185,694
Norfolk Southern Corp. ...............................       2,568      203,835
Union Pacific Corp....................................       4,044      266,904
                                                                   ------------
                                                                        982,861
                                                                   ------------
RESTAURANTS (0.7%)
Darden Restaurants, Inc. (a)..........................       3,166       37,596
Luby's Cafeterias, Inc................................         511       11,370
McDonald's Corp. .....................................      13,648      615,866
Ryan's Family Steak Houses, Inc. (a)                         1,021        7,147
Shoney's, Inc. (a)....................................         867        8,887
Wendy's International, Inc. ..........................       2,020       42,925
                                                                   ------------
                                                                        723,791
                                                                   ------------
RETAIL--FOOD STORES (0.7%)
Albertson's, Inc......................................       5,064      166,479
American Stores Co....................................       3,007       80,437
Bruno's, Inc..........................................          33          355
Giant Food, Inc.......................................       1,141       35,942
Great Atlantic & Pacific Tea  Company, Inc. ..........         748       17,204
Kroger Company (The) (a)..............................       2,445       91,687
Longs Drug Stores Corp................................         393       18,815
Rite Aid Corp.........................................       1,653       56,615
Walgreen Company......................................       5,015      149,823
Winn-Dixie Stores, Inc. ..............................       3,032      111,805
                                                                   ------------
                                                                        729,162
                                                                   ------------
RETAIL--GENERAL
 MERCHANDISE (2.2%)
Dayton Hudson Corp....................................       1,405      105,375
Dillard Department Stores, Inc........................       2,163       61,645
Federated Department Stores, Inc. ....................       4,100      112,750

                                                         SHARES       VALUE
                                                       ------------------------

RETAIL--GENERAL
 MERCHANDISE (Continued)
Kmart Corp. ..........................................       9,102 $     65,989
May Department Stores Company.........................       5,019      212,053
Mercantile Stores Company, Inc........................         743       34,364
Nordstrom, Inc. ......................................       1,639       66,380
Penney (J.C.) Company, Inc............................       4,466      212,693
Price/Costco, Inc. (a)................................       3,929       59,917
Sears, Roebuck & Company..............................       7,760      302,640
TJX Companies, Inc. (The).............................       1,412       26,652
Wal-Mart Stores, Inc. ................................      45,116    1,009,471
Woolworth Corp........................................       2,648       34,424
                                                                   ------------
                                                                      2,304,353
                                                                   ------------
RETAIL--SPECIALTY
 STORES (1.1%)
Charming Shoppes, Inc. ...............................       2,030        5,836
Circuit City Stores, Inc. ............................       1,895       52,349
Gap, Inc. (The).......................................       2,901      121,842
Home Depot, Inc. (The)................................       9,395      449,786
Limited, Inc. (The)...................................       7,093      123,241
Lowe's Companies, Inc.................................       3,136      105,056
Melville Corp. .......................................       2,038       62,669
Pep Boys-Manny, Moe & Jack............................       1,146       29,366
Tandy Corp............................................       1,266       52,539
Toys "R" Us (a).......................................       5,493      119,473
                                                                   ------------
                                                                      1,122,157
                                                                   ------------
SAVINGS & LOANS (1.1%)
Ahmanson (H.F.) & Company.............................       2,389       63,309
Federal Home Loan  Mortgage Corp. ....................       3,539      295,507
Federal National Mortgage Association.................       5,339      662,703
Golden West Financial Corp. ..........................       1,150       63,537
Great Western Financial Corp. ........................       2,650       67,575
                                                                   ------------
                                                                      1,152,631
                                                                   ------------
SECURITY & COMMISSION BROKERS (1.0%)
Alexander & Alexander
 Services, Inc. ......................................         873       16,587
American Express Company..............................       9,618      397,945
Dean Witter Discover & Company                               3,416      160,552
Marsh & McLennan
 Companies, Inc.......................................       1,412      125,315
Merrill Lynch & Co., Inc. ............................       3,532      180,132
Morgan Stanley Group Inc. ............................       1,500      120,937
Salomon Inc. .........................................       2,145       76,148
                                                                   ------------
                                                                      1,077,616
                                                                   ------------
STEEL (0.2%)
Armco Inc. (a)........................................       2,134       12,537
Bethlehem Steel Corp. (a).............................       2,208       30,912
Inland Steel Industries, Inc. (a).....................         965       24,246
Nucor Corp. ..........................................       1,670       95,399

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995

COMMON STOCKS (CONTINUED)


                                                         SHARES       VALUE
                                                       ------------------------

STEEL (Continued)
USX-U.S. Steel Group Inc. ............................       1,494 $     45,941
Worthington Industries, Inc. .........................       1,827       38,024
                                                                   ------------
                                                                        247,059
                                                                   ------------
TEXTILE (0.0%) (b)
Springs Industries, Inc. .............................         383       15,847
                                                                   ------------
TIMESHARING &
 SOFTWARE (0.3%)
Automatic Data Processing, Inc. ......................       2,791      207,232
Computer Sciences Corp. (a)...........................       1,123       78,890
                                                                   ------------
                                                                        286,122
                                                                   ------------
TIRE & RUBBER
 PRODUCTS (0.2%)
Cooper Tire & Rubber Company..........................       1,642       40,434
Goodyear Tire & Rubber Company                               3,013      136,715
                                                                   ------------
                                                                        177,149
                                                                   ------------
TOBACCO (1.7%)
American Brands, Inc. ................................       3,721      166,050
Philip Morris Companies, Inc. ........................      16,540    1,496,870
Schweitzer-Mauduit
 International, Inc. (a)..............................         316        7,308
UST Inc. .............................................       3,950      131,831
                                                                   ------------
                                                                      1,802,059
                                                                   ------------
TRUCKING & SHIPPING (0.1%)
Consolidated Freightways, Inc. .......................         852       22,578
Roadway Services, Inc. ...............................         863       42,179
Yellow Corp. .........................................         516        6,386
                                                                   ------------
                                                                         71,143
                                                                   ------------
UTILITIES--ELECTRIC (3.2%)
American Electric Power
 Company, Inc. .......................................       3,668      148,554
Baltimore Gas & Electric Company                             3,004       85,614
Carolina Power & Light Company                               3,065      105,743
Central & South West Corp. ...........................       3,782      105,422
CINergy Corp. ........................................       3,102       94,999
Consolidated Edison Company of
 New York.............................................       4,665      149,280
Detroit Edison Company................................       2,909      100,360
Dominion Resources Inc. ..............................       3,497      144,251
Duke Power Company....................................       4,043      191,537
Entergy Corp. ........................................       4,542      132,853
FPL Group, Inc. ......................................       3,661      169,778
General Public Utilities Corp. .......................       2,250       76,500
Houston Industries Inc. ..............................       5,286      128,186
Niagara Mohawk Power Corp. ...........................       2,894       27,855
Northern States Power Company.........................       1,375       67,547
Ohio Edison Company...................................       3,026       71,111
Pacific Gas & Electric Company........................       8,580      243,458
PacifiCorp ...........................................       5,651      120,084

                                                      SHARES       VALUE
                                                    ----------------------------

UTILITIES--ELECTRIC (Continued)
Peco Energy Company................................       4,422 $    133,213
PP&L Resources, Inc. ..............................       3,000       75,000
Public Service Enterprise Group Inc.                      4,806      147,184
SCEcorp. ..........................................       8,848      157,052
Southern Company (The).............................      13,256      326,429
Texas Utilities Company............................       4,529      186,255
Unicom Corp. ......................................       4,186      137,092
Union Electric Company.............................       2,029       84,711
                                                                ------------
                                                                   3,410,068
                                                                ------------
UTILITIES--GAS & PIPELINE (0.7%)
Columbia Gas System, Inc. (a)......................       1,013       44,445
Consolidated Natural Gas Company                          1,885       85,532
Eastern Enterprises................................         396       13,959
Enron Corp. .......................................       5,010      191,006
Enserch Corp. .....................................       1,376       22,360
Nicor Inc. ........................................       1,024       28,160
Oneok, Inc. .......................................         511       11,689
Pacific Enterprises................................       1,639       46,302
Panhandle Eastern Corp. ...........................       3,008       83,848
Peoples Energy Corp. ..............................         637       20,225
Sonat Inc. ........................................       1,668       59,423
Williams Companies, Inc. (The).....................       2,032       89,154
                                                                ------------
                                                                     696,103
                                                                ------------
UTILITIES--TELEPHONE (7.3%)
Airtouch Communications (a)........................       9,769      275,974
Alltel Corp. ......................................       3,688      108,796
Ameritech Corp. ...................................      10,964      646,876
AT&T Corp. ........................................      31,171    2,018,322
Bell Atlantic Corp. ...............................       8,696      581,545
BellSouth Corp. ...................................      19,704      857,124
GTE Corp. .........................................      19,032      837,408
MCI Communications Corp. ..........................      13,460      351,643
NYNEX Corp. .......................................       8,414      454,356
Pacific Telesis Group..............................       8,413      282,887
SBC Communications, Inc. ..........................      12,104      695,980
Sprint Corp. ......................................       6,912      275,616
US West, Inc. .....................................       9,313      332,940
                                                                ------------
                                                                   7,719,467
                                                                ------------
Total Common Stocks
 (Cost $71,303,356)................................               90,758,650 (c)
                                                                ------------

PREFERRED STOCK (0.0%) (B)

ELECTRONIC
 COMPONENTS (0.0%) (b)
Teledyne, Inc.
 $1.20, Series E...................................          29          417
                                                                ------------
Total Preferred Stock
 (Cost $427).......................................                      417
                                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

SHORT-TERM                                FUTURES CONTRACTS (0.3%)
INVESTMENTS (13.4%)


                           PRINCIPAL
                            AMOUNT        VALUE
                     -----------------------------------

COMMERCIAL PAPER (6.4%)
American Honda Finance
 Corp. 5.83%, due
 1/12/96................. $   700,000  $    698,753
Banco Itau S.A., Cayman
 Islands
 5.95%, due 1/22/96......     370,000       368,716
Dic Americas, Inc.
 6.00%, due 1/26/96......     790,000       786,709
Dynamic Funding Corp.
 6.00%, due 2/2/96.......     200,000       198,933
 6.05%, due 1/4/96.......     408,000       407,537
 6.05%, due 1/17/96......     300,000       299,193
Epson America Inc.
 6.05%, due 1/4/96.......   1,140,000     1,139,425
Industrial Funding Corp.
 5.83%, due 1/10/96......     330,000       329,519
Iris Partners, L.P.
 6.00%, due 1/18/96......     295,000       294,164
 6.03%, due 1/12/96......     415,000       414,235
Mitsubishi Bank, Limited
 5.85%, due 1/18/96......     270,000       269,254
Shinhan Bank
 5.90%, due 1/22/96......   1,475,000     1,469,880
                                       ------------
Total Commercial Paper
 (Cost $6,676,318).......                 6,676,318
                                       ------------
U.S. GOVERNMENT &
 FEDERAL AGENCY (7.0%)
Federal National
 Mortgage Association
 5.45%, due 1/17/96......   5,360,000     5,347,124
United States Treasury
 Bill
 4.94%, due 3/7/96 (d)...   2,040,000     2,020,959
                                       ------------
Total U.S. Government &
 Federal Agency
 (Cost $7,369,064).......                 7,368,083
                                       ------------
Total Short-Term
 Investments
 (Cost $14,045,382)......                14,044,401
                                       ------------
Total Investments
 (Cost $85,349,165) (f)..        99.7%  104,803,468  (g)
Cash and Other Assets,
 Less Liabilities........         0.3       367,064
                          -----------  ------------
Net Assets...............       100.0% $105,170,532
                          ===========  ============

                                                  CONTRACTS   UNREALIZED
                                                    LONG     APPRECIATION
                                                 ----------------------------

Standard & Poor's 500
 March 1996.....................................          45 $    328,850
                                                             ------------
Total Futures Contracts (Settlement Value
 $13,915,125)                                                $    328,850  (e)
                                                             ============

--------
(a) Non-income producing securities.
(b) Less than one tenth of a percent.
(c) The combined market value of common stocks and Standard & Poor's 500 Index futures contracts represents 99.5% of net assets.
(d) Partially segregated as collateral for futures contracts.
(e) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1995.
(f) The cost for Federal income tax purposes is $85,469,863.
(g) At December 31, 1995 net unrealized appreciation was $19,333,606, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $20,787,389 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,453,783.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of December 31, 1995                   For the year ended December 31, 1995

ASSETS:
 Investment in securities, at value (Note 2)
  (identified cost $85,349,165)................................... $104,803,468
 Cash.............................................................       93,869
 Receivables:
 Fund shares sold.................................................      261,413
 Dividends and interest...........................................      181,300
 NYLIAC...........................................................       13,552
 Variation margin receivable on futures contracts.................       15,062
 Unamortized organization expense
  (Note 2)........................................................       10,496
 Other assets.....................................................          419
                                                                   ------------
   Total assets...................................................  105,379,579
                                                                   ------------
LIABILITIES:
 Payables:
 Investment securities purchased..................................      144,925
 Recordkeeping....................................................       17,254
 Administrator....................................................        8,743
 Adviser..........................................................        8,743
 Custodian........................................................        3,565
 Directors........................................................          397
 Accrued expenses.................................................       25,420
                                                                   ------------
   Total liabilities..............................................      209,047
                                                                   ------------
 Net assets applicable to
  outstanding shares.............................................. $105,170,532
                                                                   ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
  50 million shares authorized.................................... $     77,756
 Additional paid-in capital.......................................   85,175,710
 Accumulated undistributed net
  realized gain on investments....................................      133,913
 Net unrealized appreciation
  on investments..................................................   19,783,153
                                                                   ------------
 Net assets applicable to
  outstanding shares.............................................. $105,170,532
                                                                   ============
 Shares of capital stock outstanding..............................    7,775,567
                                                                   ============
 Net asset value per share outstanding............................ $      13.53
                                                                   ============

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $  1,737,373
 Interest.........................................................      657,235
                                                                   ------------
   Total income...................................................    2,394,608
                                                                   ------------
 Expenses: (Note 2)
 Recordkeeping....................................................      161,976
 Administration (Note 3)..........................................      159,932
 Advisory (Note 3)................................................       79,966
 Shareholder communication........................................       27,943
 Custodian........................................................       21,118
 Auditing.........................................................       14,601
 Amortization of organization expense.............................        7,801
 Directors........................................................        5,970
 Legal............................................................        5,731
 Portfolio pricing................................................        4,199
 Miscellaneous....................................................        5,057
                                                                   ------------
   Total expenses
    before reimbursement..........................................      494,294
 Expense reimbursement from
  Administrator (Note 3)..........................................     (118,455)
                                                                   ------------
   Net expenses...................................................      375,839
                                                                   ------------
 Net investment income............................................    2,018,769
                                                                   ------------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain from:
 Securities transactions..........................................      863,214
 Futures transactions.............................................    2,317,233
                                                                   ------------
 Net realized gain on investments.................................    3,180,447
                                                                   ------------
 Net change in unrealized appreciation
  on investments:
 Securities transactions..........................................   18,946,588
 Futures transactions.............................................      404,950
                                                                   ------------
 Net unrealized gain on investments...............................   19,351,538
                                                                   ------------
 Net realized and unrealized gain
  on investments..................................................   22,531,985
                                                                   ------------
 Net increase in net assets resulting
  from operations................................................. $ 24,550,754
                                                                   ============

--------
(a) Dividends recorded net of foreign withholding taxes in the amount of $11,459.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO                                NEW YORK LIFE MFA
STATEMENT OF CHANGES IN NET ASSETS                      SERIES FUND, INC.
For the years ended December 31, 1995 and December 31, 1994

                                                        1995           1994
                                                    ----------------------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income............................  $   2,018,769  $  1,387,787
 Net realized gain on investments.................      3,180,447       306,434
 Net change in unrealized appreciation on
  investments.....................................     19,351,538    (1,143,715)
                                                    -------------  ------------
 Net increase in net assets resulting from
  operations......................................     24,550,754       550,506
                                                    -------------  ------------
 Dividends and distributions to shareholders:
 From net investment income.......................     (2,044,642)   (1,386,710)
 From net realized gain on investments............     (2,898,925)     (275,140)
                                                    -------------  ------------
  Total dividends and distributions to
   shareholders...................................     (4,943,567)   (1,661,850)
                                                    -------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares.................     32,292,361    21,300,925
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions..      4,943,567     1,661,850
                                                    -------------  ------------
                                                       37,235,928    22,962,775
 Cost of shares redeemed..........................    (14,837,036)   (1,768,151)
                                                    -------------  ------------
  Increase in net assets derived from capital
   share transactions.............................     22,398,892    21,194,624
                                                    -------------  ------------
  Net increase in net assets......................     42,006,079    20,083,280
NET ASSETS:
 Beginning of year................................     63,164,453    43,081,173
                                                    -------------  ------------
 End of year......................................  $ 105,170,532  $ 63,164,453
                                                    =============  ============
 Accumulated undistributed net investment income..  $          --  $      1,077
                                                    =============  ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                  JANUARY 29
                                                                   1993 (a)
                                                                   THROUGH
                                      YEAR ENDED DECEMBER 31     DECEMBER 31
                                         1995          1994          1993
                                     ------------------------------------------
Net asset value at beginning of
 period............................. $      10.38  $      10.58  $      10.00
                                     ------------  ------------  ------------
Net investment income...............         0.27          0.24          0.19
Net realized and unrealized gain
 (loss) on investments..............         3.55         (0.15)         0.67
                                     ------------  ------------  ------------
Total from investment operations....         3.82          0.09          0.86
                                     ------------  ------------  ------------
Less dividends and distributions:
 From net investment income.........        (0.28)        (0.24)        (0.19)
 From net realized gain on
  investments.......................        (0.39)        (0.05)        (0.08)
 In excess of net realized gain on
  investments.......................          --            --          (0.01)
                                     ------------  ------------  ------------
Total dividends and distributions...        (0.67)        (0.29)        (0.28)
                                     ------------  ------------  ------------
Net asset value at end of period.... $      13.53  $      10.38  $      10.58
                                     ============  ============  ============
Total investment return (b).........        36.89%         0.76%         8.53%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income..............         2.52%         2.61%         2.54%+
 Net expenses.......................         0.47%         0.47%         0.47%+
 Expenses (before reimbursement)....         0.62%         0.68%         0.96%+
Portfolio turnover rate.............            5%            8%            7%
Net assets at end of period (in
 000's)............................. $    105,171  $     63,164  $     43,081

--------
(a) Commencement of Operations.
(b) Total return is not annualized.
 + Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1--Organization and Business:
-------------------------------------------------------------------------------

New York Life MFA Series Fund, Inc. (the "Company") was incorporated under Maryland law on June 3, 1983. The Company is registered under the Investment Company Act of 1940, as amended, ("Investment Company Act") as an open-end diversified management investment company. High Yield Corporate Bond, International Equity and Value Portfolios, which commenced operations on May 1, 1995, Capital Appreciation, Cash Management, Government, Total Return and Indexed Equity Portfolios, which commenced operations on January 29, 1993, and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Funds") are separate series of the Company. Shares of the Funds are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Funds to, among others, New York Life Insurance and Annuity Corporation's LifeStagesSM Annuity Separate Account. The Separate Account is used to fund flexible premium retirement annuity policies.

  Effective May 2, 1994, the name of the New York Life MFA Series Fund, Inc. Common Stock Portfolio changed to New York Life MFA Series Fund, Inc. Growth Equity Portfolio.

  The investment objectives for each of the Portfolios of the Company are as follows:

   Capital Appreciation: to seek long-term growth of capital.

   Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

   Government: to seek a high level of current income, consistent with safety of principal.

   High Yield Corporate Bond: to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies.

   International Equity: to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities.

   Total Return: to realize current income consistent with reasonable opportu-nity for future growth of capital and income.

   Value: to realize maximum long-term total return from a combination of cap-ital growth and income.

   Bond: to seek the highest income over the long term consistent with preser-vation of principal.

   Growth Equity: to seek long-term growth of capital with income as a second-ary consideration.

   Indexed Equity: to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as presented by the S&P 500.

-------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
-------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Fund is calculated on every day the New York Stock Exchange is open for trading, except the day after Thanksgiving and Christmas Eve. Net asset value per share is calculated as of the regular close of the New York Stock Exchange (normally 4:00 P.M., Eastern time) for each Fund by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Fund's total assets, less liabilities, by the total number of outstanding shares of that Fund.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. This method involves initially valuing an instrument at its cost and thereafter amortizing the premium or accreting the discount to income over the life of the security.

  Securities of each of the other Funds are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

  Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Funds' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

                                      (C)

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The International Equity Portfolio enters into forward foreign currency exchange contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

  The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Portfolio's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

                                      (D)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Indexed Equity Portfolio invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

  The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in long futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

                                      (E)

REPURCHASE AGREEMENTS. At the time the Funds enter into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in a segregated account of the respective Funds' custodian. In the case of repurchase agreements exceeding one day, the market value of the underlying securities are monitored by the Adviser by pricing them daily. (Also see Note 5).

                                      (F)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Funds are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first date of call.

                                      (G)

FOREIGN CURRENCY INVESTING. The books and records of the Company are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

    (i) market value of investment securities, other assets and liabilities--at the valuation date,

    (ii) purchases and sales of investment securities, income and expenses-- at the date of such transactions.

  The assets and liabilities of International Equity Portfolio are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

  Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities at year-end exchange rates are reflected in unrealized foreign exchange gains.

  There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

                                      (H)

MORTGAGE DOLLAR ROLLS. The Funds enter into mortgage dollar roll transactions ("MDRs") in which they sell mortgage backed securities ("MBS") from their portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Funds are classified as purchase and sale transactions. The securities sold in connection with the MDR are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the portfolio of investments and liability for such purchase commitments is included as payables for investments purchased.

                                      (I)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

  Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (J)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Funds intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year.

  Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                      (K)

ORGANIZATION COSTS. Costs incurred in connection with the initial organization and registration of a Portfolio of the Company are amortized over 60 months beginning with the commencement of operations of the respective Portfolio. Organization costs for High Yield Corporate Bond, International Equity and Value Portfolios, paid by, and reimbursable to, NYLIAC, aggregated approximately $220,500. Such costs are being amortized beginning with the commencement of operations of the respective Portfolios on May 1, 1995. Organization costs for Capital Appreciation, Cash Management, Government, Total Return and Indexed Equity Portfolios, paid by, and reimbursable to, NYLIAC, aggregated approximately $253,500. Such costs are being amortized beginning with the commencement of operations of the respective Portfolio on January 29, 1993. In the event that any of the initial shares purchased by NYLIAC are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed bears to the total number of initial shares purchased.

  All of the initial shares purchased by NYLIAC in Capital Appreciation, Cash Management, Government and Total Return Portfolios were redeemed on
February 21, 1995. A portion of the initial shares purchased by NYLIAC in Indexed Equity Portfolio were redeemed between February 14, 1995 and December 19, 1995. (Also see Note 7 for further discussion of these redemptions).

                                      (L)

EXPENSES. Expenses with respect to the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where allocations of direct expenses can otherwise fairly be made.

                                      (M)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

-------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
-------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to Capital Appreciation, Cash Management, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life acts as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory agreement. Monitor Capital Advisors Inc. ("Monitor") acts as investment adviser to Indexed Equity Portfolio under an Investment Advisory Agreement. Monitor is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life.

  NYLIAC is Administrator for the Company.

  The Company, on behalf of each Fund, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Fund as follows:

                                                           ADVISER ADMINISTRATOR
                                                           ------- -------------
Capital Appreciation Portfolio............................  .36%       .20%
Cash Management Portfolio.................................  .25%       .20%
Government Portfolio......................................  .30%       .20%
High Yield Corporate Bond Portfolio.......................  .30%       .20%
International Equity Portfolio............................  .60%       .20%
Total Return Portfolio....................................  .32%       .20%
Value Portfolio...........................................  .36%       .20%
Bond Portfolio............................................  .25%       .20%
Growth Equity Portfolio...................................  .25%       .20%
Indexed Equity Portfolio..................................  .10%       .20%

  The Administrator has voluntarily agreed to assume the Funds' operating expenses through December 31, 1996, which on an annualized basis exceed the percentages indicated below, after which, the voluntary expense limitation may be terminated at any time.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

Capital Appreciation Portfolio............................................. .73%
Cash Management Portfolio.................................................. .62%
Government Portfolio....................................................... .67%
High Yield Corporate Bond Portfolio........................................ .67%
International Equity Portfolio............................................. .97%
Total Return Portfolio..................................................... .69%
Value Portfolio............................................................ .73%
Bond Portfolio............................................................. .62%
Growth Equity Portfolio.................................................... .62%
Indexed Equity Portfolio................................................... .47%

  In connection with the expense limitation the Administrator assumed certain of the expenses of the Funds for the year ended December 31, 1995 as shown on the Statement of Operations.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution agreement. NYLIFE Distributors is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

                                      (C)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, Monitor, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $16,000 and $750 for each Board meeting attended plus reimbursement for travel and out-of-pocket expenses. The Company allocates this expense in proportion to the net assets of the respective Funds.

                                      (D)

CAPITAL. At December 31, 1995 NYLIAC held shares of each Portfolio with a net asset value as follows:

High Yield Corporate Bond Portfolio................................ $10,551,365
International Equity Portfolio.....................................  10,195,702
Value Portfolio....................................................   5,790,316
Indexed Equity Portfolio...........................................  19,068,546

                                      (E)

RECORDKEEPING FEES. NYLIAC provides recordkeeping services for Cash Management, Bond and Growth Equity Portfolios. For the year ended December 31, 1995 the Portfolios accrued recordkeeping fees as follows:

Cash Management Portfolio........................................... $  153,011
Bond Portfolio......................................................    710,786
Growth Equity Portfolio.............................................  1,270,983

NOTE 4--Federal Income Tax:
-------------------------------------------------------------------------------

At December 31, 1995, for Federal income tax purposes, capital loss carryforwards, as shown in the table below, are available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Funds intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose during the year ended December 31, 1995 as if they arose on January 1, 1996.

                                CAPITAL LOSS                     CAPITAL LOSS
                              AVAILABLE THROUGH AMOUNT (000'S) DEFERRED (000'S)
                              ----------------- -------------- ----------------
Capital Appreciation Portfo-
 lio.........................       2001           $   116
                                    2002             3,049
                                    2003             3,133
                                                   -------
                                                   $ 6,298          $1,038
                                                   =======          ======
Cash Management Portfolio....       2003           $     1          $    0
                                                   =======          ======
Government Portfolio.........       2002           $ 3,261          $    0
                                                   =======          ======
High Yield Corporate Bond
 Portfolio...................                      $     0          $   82
                                                   =======          ======
International Equity Portfo-
 lio.........................       2003           $    24          $    3
                                                   =======          ======
Total Return Portfolio.......       2002           $ 4,183          $    0
                                                   =======          ======
Value Portfolio..............                      $     0          $    3
                                                   =======          ======
Bond Portfolio...............       2002           $ 2,748          $    0
                                                   =======          ======

  Government Portfolio, Total Return Portfolio and Bond Portfolio utilized $714,386, $696,197 and $4,716,932, respectively, of capital loss carryforwards during the current year.

-------------------------------------------------------------------------------
NOTE 5--Financial Investments:
-------------------------------------------------------------------------------

High Yield Corporate Bond Portfolio invests primarily in high yield bonds. These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

  Each Portfolio may enter into repurchase agreements to earn income. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

-------------------------------------------------------------------------------
NOTE 6--Acquisition of Money Market Portfolio:
-------------------------------------------------------------------------------

On March 31, 1994, Cash Management Portfolio acquired all the net assets of Money Market Portfolio pursuant to a plan of reorganization approved by the shareholders of Cash Management and Money Market Portfolios on December 14, 1993. The acquisition was accomplished by a tax-free exchange of 37,601,126 shares of Cash Management Portfolio (valued at $37,601,126) for the 3,759,941 shares of Money Market Portfolio outstanding on March 31, 1994. Money Market's net assets at that date ($37,597,525) were combined with those of Cash Management Portfolio. The aggregate net assets of Cash Management and Money Market Portfolios immediately before the acquisition were $28,516,066 and $37,597,525, respectively. The combined net assets of Cash Management and Money Market Portfolios immediately after the acquisition were $66,113,591.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

NOTE 7--Redemption by NYLIAC of Initial Investment:
--------------------------------------------------------------------------------

On February 21, 1995, NYLIAC redeemed all of its initial investment in Capital Appreciation, Cash Management, Government and Total Return Portfolios. In connection with the redemption of the initial shares, NYLIAC reimbursed each of the above listed Funds $28,042, which represented the unamortized deferred organization expense of the respective Funds on the date of the redemption. Additionally, between February 14, 1995 and December 19, 1995, NYLIAC redeemed a portion of its initial investment in Indexed Equity Portfolio. NYLIAC reimbursed Indexed Equity Portfolio $11,280 which represented the proportionate amount of the unamortized deferred organization expense which the number of shares redeemed bears to the total number of initial shares purchased on each of the dates above.

NOTE 8--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended December 31, 1995, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                     HIGH YIELD      INTERNATIONAL
                         CAPITAL APPRECIATION      GOVERNMENT      CORPORATE BOND        EQUITY
                               PORTFOLIO           PORTFOLIO        PORTFOLIO (a)    PORTFOLIO (a)
                          PURCHASES    SALES   PURCHASES  SALES   PURCHASES  SALES  PURCHASES SALES
                       -----------------------------------------------------------------------------
U.S. Government Securi-
 ties................... $       --  $      -- $327,619  $341,450  $    --  $    --  $    --  $   --
All others..............    132,694     51,990       --       --    35,137   11,157   14,549   1,356
                       -----------------------------------------------------------------------------
Total................... $  132,694  $  51,990 $327,619  $341,450  $35,137  $11,157  $14,549  $1,356
                       -----------------------------------------------------------------------------
                       -----------------------------------------------------------------------------

--------
(a)For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.

--------------------------------------------------------------------------------
NOTE 9--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares throughout each year ended December 31, 1995 and December 31, 1994 were as follows:

                                                                             HIGH YIELD
                                                                             CORPORATE
                          CAPITAL APPRECIATION  CASH MANAGEMENT GOVERNMENT      BOND
                                PORTFOLIO          PORTFOLIO     PORTFOLIO   PORTFOLIO
                             1995       1994     1995    1994   1995   1994   1995 (a)
                              ---------------------------------------------------------
Shares sold.............       6,644      6,383 128,846  99,252 1,197  2,392   2,979
Shares issued in
 reinvestment of
 dividends and
 distributions..........          62         43   3,588   2,011   448    498     167
Shares issued in
 connection with
 acquisition of Money
 Market Portfolio.......         --         --      --   37,601   --     --      --
                              ---------------------------------------------------------
                               6,706      6,426 132,434 138,864 1,645  2,890   3,146
Shares redeemed.........         874         88 115,710  94,481 1,859    808      41
                              ---------------------------------------------------------
Net increase (decrease).       5,832      6,338  16,724  44,383  (214) 2,082   3,105
                              ---------------------------------------------------------
                              ---------------------------------------------------------

--------
(a)For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

--------------------------------------------------------------------------------

    TOTAL RETURN          VALUE              BOND          GROWTH EQUITY     INDEXED EQUITY
     PORTFOLIO        PORTFOLIO (a)       PORTFOLIO          PORTFOLIO         PORTFOLIO
 PURCHASES   SALES   PURCHASES SALES  PURCHASES  SALES   PURCHASES  SALES   PURCHASES SALES
--------------------------------------------------------------------------------------------
 $298,506   $285,160  $    --  $   -- $161,939  $149,343 $     --  $     --  $    --  $   --
   97,990     74,367   19,682   1,977   24,868    19,504  396,667   373,184   22,348   3,454
--------------------------------------------------------------------------------------------
 $396,496   $359,527  $19,682  $1,977 $186,807  $168,847 $396,667  $373,184  $22,348  $3,454
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INTERNATIONAL
   EQUITY   TOTAL RETURN       VALUE   BOND    GROWTH EQUITY INDEXED EQUITY
  PORTFOLIO  PORTFOLIO       PORTFOLIPORTFOLIOO  PORTFOLIO      PORTFOLIO
  1995 (a)      1995   1994  1995 (a)  1995  1994   1995   1994   1995    1994
--------------------------------------------------------------------------------
     414        4,196  6,594   1,621   1,732 1,676  2,118  2,091   2,580   2,024
      67          345    301      17   1,080 1,165  2,286  1,616     367     160
      --           --     --      --      --    --     --     --      --      --
--------------------------------------------------------------------------------
     481        4,541  6,895   1,638   2,812 2,841  4,404  3,707   2,947   2,184
      46        1,404    240      28   2,397 2,776  2,060  1,642   1,259     169
--------------------------------------------------------------------------------
     435        3,137  6,655   1,610     415    65  2,344  2,065   1,688   2,015
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
To the Board of Directors and Shareholders of New York Life MFA Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Appreciation Portfo-lio, Cash Management Portfolio, Government Portfolio, High Yield Corporate Bond Portfolio, International Equity Portfolio, Total Return Portfolio, Value Portfolio, Bond Portfolio, Growth Equity Portfolio, and Indexed Equity Portfo-lio, (separate portfolios constituting New York Life MFA Series Fund, Inc., hereafter referred to as the "Funds") at December 31, 1995, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods present-ed, in conformity with generally accepted accounting principles. These finan-cial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibil-ity is to express an opinion on these financial statements based on our au-dits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from bro-kers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 16, 1996

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                              [ART APPEARS HERE]





LIFESTAGES (SM) SEPARATE ACCOUNT AND NEW YORK LIFE
MFA SERIES FUND, INC.

This is a Report by the MFA Series Fund, Inc., for the general information of LifeStages (SM) policyowners. It must be accompanied or preceded by a current prospectus if it is given to anyone who is not an owner of a LifeStages (SM) policy. This Report does not offer for sale or solicit orders to purchase securites.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A DELAWARE CORPORATION)
51 MADISON AVENUE
NEW YORK, NY 10010

Issued by:       New York Life Insurance and Annuity Corporation

Distributed by:  New York Life Distributors Inc.
                 Members NASD